UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06279

Harris Associates Investment Trust

(Exact name of Registrant as specified in charter)

111 South Wacker Drive, Suite 4600

Chicago, Illinois 60606-4319

(Address of principal executive offices) (Zip code)

Kristi L. Rowsell Harris Associates L.P. 111 South Wacker Drive, Suite 4600 Chicago, Illinois 60606-4319	Ndenisarya M. Bregasi, Esq. K&L Gates LLP 1601 K Street, N.W. Washington, D.C. 20006-1600
(Name and address of agents for service)

Registrant's telephone number, including area code: (312) 646-3600

Date of fiscal year end: 09/30/20

Date of reporting period: 09/30/20

Item 1. Reports to Shareholders.

OAKMARK FUNDS

ANNUAL REPORT | SEPTEMBER 30, 2020

OAKMARK FUND

OAKMARK SELECT FUND

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK EQUITY AND INCOME FUND

OAKMARK BOND FUND

Oakmark Funds

2020 Annual Report

TABLE OF CONTENTS

President's Letter	1
Fund Expenses	3
Commentary on Oakmark and Oakmark Select Funds	4
Oakmark Fund
Summary Information	8
Portfolio Manager Commentary	9
Schedule of Investments	11
Oakmark Select Fund
Summary Information	14
Portfolio Manager Commentary	15
Schedule of Investments	16
Oakmark Global Fund
Summary Information	18
Portfolio Manager Commentary	19
Schedule of Investments	21
Oakmark Global Select Fund
Summary Information	24
Portfolio Manager Commentary	25
Schedule of Investments	27
Oakmark International Fund
Summary Information	30
Portfolio Manager Commentary	31
Schedule of Investments	33
Oakmark International Small Cap Fund
Summary Information	36
Portfolio Manager Commentary	37
Schedule of Investments	38
Oakmark Equity and Income Fund
Summary Information	42
Portfolio Manager Commentary	43
Schedule of Investments	45
Oakmark Bond Fund
Summary Information	50
Portfolio Manager Commentary	51
Schedule of Investments	52
Financial Statements
Statements of Assets and Liabilities	54
Statements of Operations	56
Statements of Changes in Net Assets	58
Notes to Financial Statements	72
Financial Highlights	82
Report of Independent Registered Public Accounting Firm	90
Liquidity Risk Management Program Disclosure	91
Disclosure Regarding Investment Advisory Agreements Approval	92
Federal Tax Information	97
Disclosures and Endnotes	97
Trustees and Officers	99

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Oakmark Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on Oakmark.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the Funds, by calling 1-800-OAKMARK (625-6275) or visiting Oakmark.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you hold your shares directly with the Funds, you can call 1-800-OAKMARK (625-6275) to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds you hold directly or all Funds you hold through your financial intermediary, as applicable.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe",

"plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

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President's Letter

Kristi L. Rowsell
President of the Oakmark Funds
President of Harris Associates L.P.

Dear Fellow Shareholder,

In my September 30th president's letter, I discussed the events of the fiscal year ended September 30, 2020. This included the challenges created by the Covid-19 pandemic for people all over the world and the many steps we at Harris Associates have taken to adapt to these difficult circumstances. I also outlined upcoming changes to our share classes, cost structure and leadership team.

I am sending this letter to share some important recent updates since that time.

Share Class Changes

As discussed in my last letter, we have revised our share class lineup and fee structure in order to reduce our overall costs and enhance our competitive position in the marketplace, especially with retirement plans. Our Advisor, Institutional and newly created R6 Classes are expected to have lower expense ratios going forward.

These changes are on track and scheduled to roll out on December 15. Please look for our upcoming prospectus update for more details and eligibility criteria. As always, we are available to assist you at 1-800-Oakmark from Monday through Friday during the hours of 8:00 a.m. to 6:00 p.m. ET.

Oakmark Bond Fund

We are pleased to announce the addition of the Oakmark Bond Fund to our mutual fund family. For decades, Harris Associates has managed fixed-income strategies for individual investors and as part of the Oakmark Equity and Income Fund. Over the past several years, we have built additional capabilities in this area and are now offering this expertise in a new Oakmark mutual fund. This diversified portfolio of bonds and other fixed-income securities will reflect the same bottom-up investment process and value discipline applied to our equity portfolios. The Oakmark Bond Fund formally launched on June 10 under the guidance of Co-Portfolio Managers Adam Abbas and Colin Hudson. Since the Fund's inception date, it has gained enough assets to provide full diversification and to offer the Fund at a reasonable cost to investors. We have included the September 30th portfolio of investments and manager commentary for this Fund in this annual report.

Personal Investments in the Oakmark Funds

Each year, we share our level of personal investments in the Oakmark Funds as a demonstration of our belief in our investment philosophy. We want you to know that we stand beside you as fellow investors and that we, too, experience the same performance, tax consequences and client service as you do. We are proud to report that as of September 30, 2020, the value of Oakmark Funds owned by Harris Associates employees, our families, the Funds' officers and our trustees was more than $585 million. This is a substantial increase from the past year as opportunistic purchases were made during the down markets and as seed capital was accumulated for the Oakmark Bond Fund. We share this information as a testament to our personal conviction that our Funds remain attractive investments for the future.

Leadership Transitions

At year-end, Allan Reich will retire as trustee and chair of the Oakmark Board of Trustees. On behalf of Harris Associates and all of the trustees, we sincerely thank Allan for his 27 years of exemplary service. Our fund family has benefited from his seasoned wisdom about fund governance and his tireless commitment to effective communication between board members, including among board members

Oakmark.com 1

President's Letter (continued)

and Harris Associates. His distinguished legal career, in addition to his leadership with industry organizations, made him an influential and well-respected voice. We wish Allan the very best. We are happy that Tom Hayden will serve as chair starting in January. He has served on the Oakmark Board for 25 years. Tom is on the faculty of Northwestern University's Integrated Marketing Communication program, following a 30-year career in marketing and advertising. He brings considerable experience in the fields of law, policy, ethics and data governance to the board.

To close, I would like to report that our transition efforts for my retirement are going very well. Rana Wright, while continuing in her role as general counsel, will be elevated to chief administrative officer of Harris Associates and will become president of the Oakmark Funds on January 1. Chris Keller will be elevated from chief operating officer to president of Harris Associates. I will stay with the firm through the first quarter of 2021 to support these transitions.

As always, we appreciate your continued support of the Oakmark Funds.

2 OAKMARK FUNDS

Fund Expenses (Unaudited)

A shareholder of each Fund incurs ongoing costs, including investment advisory fees, transfer agent fees and other Fund expenses. The examples below are intended to help shareholders understand the ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

The following table provides information about actual account values and actual Fund expenses as well as hypothetical account values and hypothetical fund expenses for shares of each Fund.

ACTUAL EXPENSES

The following table shows the expenses a shareholder would have paid on a $1,000 investment in each Fund from April 1, 2020 to September 30, 2020, as well as how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses. A shareholder can estimate expenses incurred for the period by dividing the account value at September 30, 2020, by $1,000 and multiplying the result by the number in the "Actual—Expenses Paid During Period" column shown below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The following table provides information about hypothetical account values and hypothetical expenses for shares of each Fund based on actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or actual expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the "Hypothetical—Expenses Paid During Period" column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transaction costs were included, the total costs would have been higher.

		ACTUAL			HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (4/1/20)	Ending Account Value (9/30/20)	Expenses Paid During Period*		Ending Account Value (9/30/20)	Expenses Paid During Period*	Annualized Expense Ratio
Oakmark Fund
Investor Class	$1,000.00	$1,306.10	$5.36		$1,020.35	$4.70	0.93%
Advisor Class	$1,000.00	$1,306.80	$4.73		$1,020.90	$4.14	0.82%
Institutional Class	$1,000.00	$1,307.20	$4.38		$1,021.20	$3.84	0.76%
Service Class	$1,000.00	$1,304.30	$6.97		$1,018.95	$6.11	1.21%
Oakmark Select Fund
Investor Class	$1,000.00	$1,297.10	$6.03		$1,019.75	$5.30	1.05%
Advisor Class	$1,000.00	$1,297.90	$5.46		$1,020.25	$4.80	0.95%
Institutional Class	$1,000.00	$1,298.60	$4.94		$1,020.70	$4.34	0.86%
Service Class	$1,000.00	$1,296.00	$7.52		$1,018.45	$6.61	1.31%
Oakmark Global Fund
Investor Class	$1,000.00	$1,292.70	$6.88		$1,019.00	$6.06	1.20%
Advisor Class	$1,000.00	$1,293.90	$6.19		$1,019.60	$5.45	1.08%
Institutional Class	$1,000.00	$1,293.80	$5.85		$1,019.90	$5.15	1.02%
Service Class	$1,000.00	$1,290.70	$8.48		$1,017.60	$7.47	1.48%
Oakmark Global Select Fund
Investor Class	$1,000.00	$1,310.00	$6.87		$1,019.05	$6.01	1.19%
Advisor Class	$1,000.00	$1,310.30	$6.12		$1,019.70	$5.35	1.06%
Institutional Class	$1,000.00	$1,311.00	$5.78		$1,020.00	$5.05	1.00%
Oakmark International Fund
Investor Class	$1,000.00	$1,289.50	$5.67		$1,020.05	$5.00	0.99%
Advisor Class	$1,000.00	$1,289.90	$5.15		$1,020.50	$4.55	0.90%
Institutional Class	$1,000.00	$1,291.00	$4.64		$1,020.95	$4.09	0.81%
Service Class	$1,000.00	$1,287.90	$7.21		$1,018.70	$6.36	1.26%
Oakmark International Small Cap Fund
Investor Class	$1,000.00	$1,350.80	$8.58		$1,017.70	$7.36	1.46%
Advisor Class	$1,000.00	$1,352.80	$8.06		$1,018.15	$6.91	1.37%
Institutional Class	$1,000.00	$1,352.80	$7.47		$1,018.65	$6.41	1.27%
Service Class	$1,000.00	$1,347.90	$10.80		$1,015.80	$9.27	1.84%
Oakmark Equity and Income Fund
Investor Class	$1,000.00	$1,200.90	$4.73		$1,020.70	$4.34	0.86%
Advisor Class	$1,000.00	$1,201.30	$4.02		$1,021.35	$3.69	0.73%
Institutional Class	$1,000.00	$1,201.70	$3.63		$1,021.70	$3.34	0.66%
Service Class	$1,000.00	$1,199.30	$6.16		$1,019.40	$5.65	1.12%
Oakmark Bond Fund
Advisor Class	$1,000.00	$1,020.40	$1.67	(a)	$1,022.30	$2.73	0.54%
Institutional Class	$1,000.00	$1,020.70	$1.36	(a)	$1,022.80	$2.23	0.44%

*  Expenses are calculated using the Annualized Expense Ratio, multiplied by the average account value over the period, multiplied by 183 and divided by 366 (to reflect one-half year period)

(a)  Expenses are calculated using the Annualized Expense Ratio, multiplied by the average account value over the period, multiplied by 112 and divided by 366 (to reflect number of days in the class was open).

Oakmark.com 3

Oakmark and Oakmark Select Funds  September 30, 2020

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com
oaklx@oakmark.com
oakwx@oakmark.com

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

Are large-cap stocks really less risky?

The large-cap universe, which refers to the 250 stocks with the highest market capitalizations, is getting smaller. There were 40 newcomers to the large-cap universe in just the past year and they are much smaller businesses than those that exited. The median level of sales for these new additions was just under $2.4 billion. Compare that to the companies that exited the large-cap universe: only two of them had sales below $2.4 billion and their median sales was nearly $14 billion. The reason those new additions are now considered large cap is because the market is valuing them highly relative to their sales. The median new large-cap stock is selling at nearly 13 times its trailing sales. The companies no longer considered large cap are selling at just 1.4 times sales. Big businesses, such as Schlumberger, Phillips 66, Southwest Airlines and Dollar Tree, no longer qualify as large cap having been displaced by the likes of Square, Splunk and Snap.

Why is this important? Investors typically view large-cap stocks as less risky than small-cap stocks—and we would normally agree. Large companies usually have longer histories, more consistent profit margins and predictable competitive dynamics. As an example, it is easier to forecast the market shares a decade from now for the large insurers than for emerging online gaming companies. It is less difficult to guess the future profit margin for a large food company than it is for a new payments company that has just turned profitable. One problem with thinking that large-cap stocks are less risky is if that classification is due to a large valuation multiple rather than a large underlying business. In that case, the investor faces magnified risk: the higher risk inherent in a small business combined with the extra risk associated with a high valuation multiple.

The biggest newcomer to the large-cap list this year was Zoom Video Communications. The company has a market cap of $134 billion and sells at nearly 100 times trailing sales. With so many people working from home, video conferencing has been a lifesaver. Most days I have multiple video calls. When people talk about changes from the past six months that are likely to outlast Covid-19, increased use of video conferencing is at the top of most lists. I use Zoom frequently and love the service. But I also use Cisco Webex, Microsoft Teams, Google Meet, Apple FaceTime and Verizon BlueJeans Meetings. When I'm on a call, it's hard to remember which one I'm using because the services are so similar. Zoom's competitors are not underfunded startups, but rather are some of the biggest businesses in the world. While it is easy to project that video conferencing will grow over the next decade, there is a wide range in the growth estimates, and it is hard to predict what market shares will be, what the services will cost or what profit margins will look like. Zoom faces the uncertainties you'd expect for a young company with $1 billion of sales. But its future is much more uncertain than you'd typically see from a $134 billion market-cap stock. Will Zoom stock perform well from here? I have no idea. But I do know the range of possible outcomes for the business is much wider than it is for most companies that enjoy a market cap above $100 billion.

One of our many financial holdings, Wells Fargo, has a market cap just under $100 billion, less than three-quarters of Zoom's cap. But Wells is one of the big three retail banks in the U.S. along with Bank of America (also a current portfolio holding) and JPMorgan. The demand for retail banking has been relatively predictable and has grown with GDP. Ten years ago, the same three banks were the largest. Due to economies of scale, their market share has grown over the past decade. It doesn't take much imagination to assume that 10 years from now, the banking industry will be larger than it is today and that these three competitively advantaged banks should have more market share. Banks have historically earned a low-to-mid teens return on their tangible equity, and we expect that to continue. The relatively narrow range of outcomes for any of the large banks stands in stark contrast to the very wide range for a small business like Zoom.

With many of the banks, including Wells and Bank of America, priced at single digit P/E ratios,1 we believe reversion to the mean is on our side. Financial stocks, including banks, have typically sold at about two-thirds of the S&P 5002 multiple. They are currently trading at seven to eight times pre-Covid-19 earnings. And if they have accurately estimated their Covid-19-related charge-offs, they should quickly return to those earnings. We believe they deserve P/E ratios at least 50% higher than their trailing P/E ratios,3 which would be consistent with their long-term average. And when (or if) interest rates eventually rise, they are expected to produce a further increase in earnings. Compared to the small businesses that are now large-cap stocks, we believe the banks are both less risky and have larger expected returns.

In the Oakmark Fund, we buy large businesses because we view them as less risky than small businesses. Rather than defining "large" based on market capitalization, we define it by business fundamentals: sales, net income or shareholders' equity (book value). If a company is in the 250 largest on any of those metrics, we consider it "large" and in our investible universe, regardless of its market capitalization. Typically, there isn't too much difference between the universe of large businesses and large-cap stocks. But at times when investors will seemingly pay any price for growth, small businesses with very high valuations begin crowding out big businesses from the large-cap universe.

Empirical Research tracks the price investors have been willing to pay for high growth. This chart compares the P/E multiples for fast growers to the lowest P/E companies.

See accompanying Disclosures and Endnotes on page 97.

4 OAKMARK FUNDS

Oakmark and Oakmark Select Funds  September 30, 2020

Portfolio Manager Commentary (continued)

Ratio of the Big Growers and
Cheapest Large Capitalization Stocks
Relative Trailing-P/E Ratios1
1952 Through Late-July 2020

  Source: Empirical Research Partners Analysis.

1  Equally-weighted data; excludes negative earnings during the New Economy era.

It uses a proprietary list of 75 fast growers (combining sales growth and earnings growth over varying time periods to weed out cyclical companies recovering from a downturn) and compares their P/E to the 100 lowest P/E companies in a universe that mimics the Russell 1000 Value Index.4 As you can see, for nearly 70 years, with the exception of the spike during the internet bubble in 1999, the P/E on the highest growers has typically been two to three times the P/E for the cheapest stocks. In 1999, when value investing was as out of favor as it is today, investors were paying nine times as much for rapid growers as for low multiple stocks. That premium was three to four times larger than normal.

Today, like 20 years ago, the fast growers have P/E ratios nearly 10 times higher than the lowest multiple stocks. Although low interest rates and shortcomings of GAAP5 accounting could justify a somewhat higher multiple than the 2-3x frequently observed over the past 70 years, 10 times strikes us as extreme. That large valuation spread is causing a divergence between large businesses and large-cap stocks. Of the 40 stocks that fell out of the large-cap universe over the past year, 35 qualified as large businesses based on sales, income or book value. Of the 40 that replaced them, only 9 did. This roughly doubled the number of "small business large-cap" stocks compared to a year ago. In the Oakmark Select Fund, three holdings that were considered large cap a year ago—AIG International, EOG Resources and Hilton Worldwide—are now considered mid-cap stocks. In the Oakmark Fund, we bought 10 new stocks over the past year.

Despite us considering them large businesses, only five were classified as large cap at the time of purchase.

We faced a similar situation 20 years ago when the dot-com bubble peaked, and we wrote about it in the Oakmark Fund September 2000 report (https://oakmark.com/wp-content/uploads/sites/3/2019/10/2000-Annual93000.pdf):

Oakmark—A Large Company Fund

When investors categorize equity mutual funds, they generally look at two criteria: investment style and the size of the companies being purchased. For investment style—growth or value—The Oakmark Fund is clearly a value fund. All our energy goes into identifying and buying inexpensive stocks, selling them when they are no longer inexpensive, and then repeating the process. To categorize us based on the size of companies we purchase is more difficult. Since larger companies tend to have longer operating histories and more predictable earnings streams, they tend to be less risky investments. Therefore, many investors prefer mutual funds that focus on larger companies, as we do in The Oakmark Fund.

We believe The Oakmark Fund has always invested primarily in large companies. That's because when we think of large, we think of fundamental characteristics that measure the size of underlying businesses. Using measures like sales, net income or shareholders' equity, most of our investments have been and still are in stocks that are among the 250 largest businesses in the United States. But most organizations that categorize mutual funds look instead at how Wall Street values those businesses. For example, Morningstar calls the

See accompanying Disclosures and Endnotes on page 97.

Oakmark.com 5

Oakmark and Oakmark Select Funds  September 30, 2020

Portfolio Manager Commentary (continued)

250 stocks with the biggest market capitalizations "large cap." Based on their definition, a "large cap fund" primarily buys stocks that have market capitalizations over $10 billion. Because we own many stocks with market caps below $10 billion, in the last quarter Morningstar moved The Oakmark Fund from the "large cap value" to the "mid cap value" category.

This is important because we believe that investors who own funds that are still called "large cap" may not be getting the lower risk level they expect from investing in large companies. Last year, many small companies, mostly technology companies, had such high stock prices that they were categorized as large-cap stocks. By our count, the number of these small-company large-caps was five times as high as it was a decade ago! These stocks have a much higher risk profile than is typically associated with large companies. Avoiding these stocks is what has reduced the average market capitalization of our stock positions. The Oakmark Fund will continue buying stocks in large companies that we believe are priced at bargain levels. We believe this is simply acting rationally in a market that has priced many securities irrationally. And, if that means that, in this environment, our "large company value" fund gets categorized as "mid cap value," it just shows we are doing our job!

We believe those words of caution, which proved timely 20 years ago, are again applicable. If the price for growth remains this high or goes higher, we expect that more of our holdings will get classified as mid cap. Today, 250 companies have market caps above $26 billion, and to meet Morningstar's definition of large cap, companies now need a market cap of about $35 billion. (Morningstar now ranks companies by cap and sets the large-cap line at 70% of total public market cap.) Most of the large businesses our analysts are working on today have market caps below $35 billion. This means more of our new positions are likely to be mid cap than usual. Though our funds may look less large cap, it will be because we are doing the same thing we did in 2000 and have done for all the years since—buying big businesses that appear undervalued.

See accompanying Disclosures and Endnotes on page 97.

6 OAKMARK FUNDS

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Oakmark.com 7

Oakmark Fund  September 30, 2020

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/05/91 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/20)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Fund (Investor Class)	6.18%	1.18%	2.20%	8.61%	10.97%	11.77%	08/05/91
S&P 500 Index	8.93%	15.15%	12.28%	14.15%	13.74%	9.94%
Dow Jones Industrial Average[6]	8.22%	5.70%	9.98%	14.02%	12.69%	10.54%
Lipper Large Cap Value Fund Index[7]	4.87%	-2.41%	3.68%	8.52%	9.76%	8.37%
Oakmark Fund (Advisor Class)	6.21%	1.30%	2.30%	N/A	N/A	5.89%	11/30/16
Oakmark Fund (Institutional Class)	6.21%	1.36%	2.37%	N/A	N/A	5.94%	11/30/16
Oakmark Fund (Service Class)	6.10%	0.90%	1.91%	8.30%	10.64%	7.41%	04/05/01

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[8]	% of Net Assets
Alphabet, Inc., Class A	3.8
Facebook, Inc., Class A	3.7
Netflix, Inc.	3.6
Ally Financial, Inc.	3.5
Comcast Corp., Class A	3.2
Capital One Financial Corp.	3.1
Bank of America Corp.	3.0
Constellation Brands, Inc., Class A	2.7
Booking Holdings, Inc.	2.7
The Charles Schwab Corp.	2.5
FUND STATISTICS
Ticker*	OAKMX
Number of Equity Holdings	48
Net Assets	$11.3 billion
Weighted Average Market Cap	$142.1 billion
Median Market Cap	$44.5 billion
Gross Expense Ratio - Investor Class (as of 09/30/19)*	0.92%
Gross Expense Ratio - Investor Class (as of 09/30/20)*	0.96%
Net Expense Ratio - Investor Class (as of 09/30/20)*†	0.92%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2021.

SECTOR ALLOCATION	% of Net Assets
Financials	29.6
Communication Services	17.7
Consumer Discretionary	12.9
Information Technology	11.3
Industrials	9.3
Health Care	6.6
Consumer Staples	4.2
Energy	1.1
Real Estate	0.8
Internet & Direct Marketing Retail	0.1
Short-Term Investments and Other	6.4

See accompanying Disclosures and Endnotes on page 97.

8 OAKMARK FUNDS

Oakmark Fund  September 30, 2020

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com

Kevin Grant, CFA

Portfolio Manager

oakmx@oakmark.com

Michael A. Nicolas, CFA

Portfolio Manager

oakmx@oakmark.com

The Oakmark Fund increased 6.2% during the third quarter, compared to an 8.9% gain for the S&P 500 Index.2 For the fiscal year ending September 30, the Oakmark Fund increased 1.2%, trailing the 15.2% gain for the S&P 500. It's only fitting that unusual times produce unexpected outcomes, as illustrated by the fact that just four stocks in the S&P 500 drove approximately 70% of its total return over the past 12 months. Furthermore, the relative underperformance of the Russell 1000 Value Index4 against the S&P 500 is near an all-time high, with the former down 5% over the past fiscal year. Fortunately, we believe the magnitude of this atypically high performance dispersion presents an attractive investment environment for patient, value-oriented investors like Oakmark. Our disciplined investment process and long-term focus enable us to capitalize on dislocations between stock price and business value without having to speculate about short-term catalysts or to manage to a specific benchmark. This perspective has allowed us to outperform the market over the near 30-year life of the Oakmark Fund.

Our highest contributing securities for the fiscal year were Regeneron Pharmaceuticals and Netflix and our largest individual detractors were Citigroup and Wells Fargo. For the quarter, our best performing securities were Ally Financial and Pinterest and our largest detractors were Citigroup and EOG Resources. Our strongest contributing sectors over the past fiscal year were communication services and health care and our biggest detractors were financials and energy. In our assessment, $40 per barrel is an unsustainably low price for oil and it fails to incentivize necessary U.S. and other non-OPEC production growth. We believe that our holdings in this sector can benefit from increased cost discipline and the potential for rising prices. Although energy makes up a small percentage of the Fund's total assets, we believe our holdings in this sector offer some of the highest upside potential and should benefit from a recovery in demand over the next several years.

During the quarter, we initiated new positions in CBRE Group and Keurig Dr Pepper and we eliminated positions in Match Group and Pinterest. We took advantage of the market's heightened volatility during the first calendar quarter of this year to establish positions in both Match Group and Pinterest, which had traded down significantly, despite attractive long-term fundamental outlooks, increased user engagement and strong balance sheets. While we rarely anticipate that our thesis will play out as expeditiously as it did for both companies, the market ended up agreeing with our thesis for each in short order, and both stocks approached our estimate of intrinsic value. We expect Match Group and Pinterest will continue to grow at above-average rates for the foreseeable future and we believe they are both well managed and well positioned in their respective industries. However, we elected to sell them to pursue more attractive alternatives that were trading at steeper discounts to our estimates of intrinsic value.

If you carefully examine our portfolio holdings, you will see a number of options positions. As you know, while minimizing taxes is not a primary investment strategy at Oakmark, maximizing long-term after-tax returns is. Realizing tax losses on stocks we believe are still attractive is an important part of achieving that goal. The September market decline gave us the opportunity to take tax losses in several of our energy and financial stocks. To maintain some economic interest in those stocks, we sold out of the money put options. After the 30-day wash sale period expires, we want to repurchase those shares, which is what will happen if the stock price falls and we are assigned on the options. If the stock price increases, the premiums we received for writing the options will capture at least some of the gain that we will have missed out on. Despite having exited several of our long-term holdings that had appreciated substantially, we anticipate that our taxable capital gain distribution will be zero this year.

We appreciate your continued support and confidence in the Oakmark Fund. Below is a brief description of our new additions during the quarter:

CBRE Group, Inc. Class A

CBRE Group is the largest commercial real estate services firm in the U.S. The company has significant scale across its various service lines and geographies, enabling it to consistently invest more than its smaller peers into the research, tools and technology that customers value. This industry-leading value proposition has driven consistent share gains for CBRE in recent years as large clients have been attracted to the company's differentiated capabilities and the best brokers have been attracted by the steady stream of clients. We expect CBRE to continue to gain market share in this highly fragmented brokerage industry for many years to come while it further transitions away from transaction-driven commissions and toward contractual fee revenues. Outsized fears around work from home have caused the company to sell for less than 9x our estimate of mid-cycle earnings. We think this is a bargain price for this high-quality and well-managed business.

Keurig Dr Pepper, Inc.

Keurig Dr Pepper is one of North America's leading beverage companies and commands dominant positions in single-serve coffee and flavored sodas. We believe single-serve coffee pods will capture almost all of the incremental growth in at-home coffee consumption because coffee drinkers increasingly prefer K-Cups over drip brewing due to its greater convenience, quality, variety and value. Keurig's competitive advantages (low-cost production, the largest installed base of brewers, exclusive

See accompanying Disclosures and Endnotes on page 97.

Oakmark.com 9

Oakmark Fund  September 30, 2020

Portfolio Manager Commentary (continued)

brand partnerships) allow it to collect a toll on most pods sold in North America. The company's soda franchises remain highly profitable, and we do not expect health-related concerns about sugar to materially impact consumption trends. We believe that Keurig's brands should deliver steady growth, consistent market share gains and significant excess cash. We think the company is an above-average business trading at a meaningful discount to the broader market, its beverage peers and historical private market transactions.

See accompanying Disclosures and Endnotes on page 97.

10 OAKMARK FUNDS

Oakmark Fund  September 30, 2020

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 93.5%
FINANCIALS - 29.6%
DIVERSIFIED FINANCIALS - 20.2%
Ally Financial, Inc.	15,623	$391,671
Capital One Financial Corp.	4,914	353,120
The Charles Schwab Corp.	7,900	286,217
State Street Corp.	4,351	258,133
The Goldman Sachs Group, Inc.	1,105	222,072
Moody's Corp.	752	217,930
American Express Co.	2,004	200,931
The Bank of New York Mellon Corp.	5,636	193,524
S&P Global, Inc.	473	170,413
		2,294,011
BANKS - 5.7%
Bank of America Corp.	13,976	336,670
Citigroup, Inc. (a)	3,604	155,373
Wells Fargo & Co.	6,580	154,705
		646,748
INSURANCE - 3.7%
American International Group, Inc.	7,733	212,884
Reinsurance Group of America, Inc.	2,134	203,119
		416,003
		3,356,762
COMMUNICATION SERVICES - 17.7%
MEDIA & ENTERTAINMENT - 16.7%
Alphabet, Inc., Class A (b)	295	432,521
Facebook, Inc., Class A (a) (b)	1,611	422,026
Netflix, Inc. (a) (b)	818	409,074
Comcast Corp., Class A	7,709	356,623
Charter Communications, Inc., Class A (b)	427	266,281
		1,886,525
TELECOMMUNICATION SERVICES - 1.0%
T-Mobile US, Inc. (b)	1,000	114,360
		2,000,885
CONSUMER DISCRETIONARY - 12.9%
RETAILING - 5.5%
Booking Holdings, Inc. (b)	179	305,528
eBay, Inc.	4,376	227,974
Qurate Retail, Inc., Class A	13,030	93,558
		627,060
AUTOMOBILES & COMPONENTS - 3.8%
General Motors Co.	8,146	241,040
Aptiv PLC	2,036	186,679
		427,719
CONSUMER SERVICES - 3.6%
Hilton Worldwide Holdings, Inc.	2,572	219,451
MGM Resorts International	8,682	188,838
		408,289
		1,463,068
	Shares	Value
INFORMATION TECHNOLOGY - 11.3%
SOFTWARE & SERVICES - 9.5%
Gartner, Inc. (b)	1,668	$208,457
Workday, Inc., Class A (b)	857	184,323
MasterCard, Inc., Class A	542	183,390
Visa, Inc., Class A	881	176,114
Automatic Data Processing, Inc.	1,199	167,234
DXC Technology Co.	9,139	163,133
		1,082,651
TECHNOLOGY HARDWARE & EQUIPMENT - 1.8%
TE Connectivity, Ltd.	2,051	200,440
		1,283,091
INDUSTRIALS - 9.3%
CAPITAL GOODS - 9.3%
Parker-Hannifin Corp.	1,400	283,369
Cummins, Inc.	1,222	258,037
Caterpillar, Inc.	1,570	234,136
General Electric Co.	26,000	161,980
General Dynamics Corp.	800	110,744
		1,048,266
HEALTH CARE - 6.6%
HEALTH CARE EQUIPMENT & SERVICES - 5.7%
Humana, Inc.	628	259,923
HCA Healthcare, Inc.	1,683	209,836
CVS Health Corp.	3,078	179,765
		649,524
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.9%
Regeneron Pharmaceuticals, Inc. (a) (b)	174	97,343
		746,867
CONSUMER STAPLES - 4.2%
FOOD, BEVERAGE & TOBACCO - 4.2%
Constellation Brands, Inc., Class A	1,635	309,830
Keurig Dr Pepper, Inc.	5,978	164,990
		474,820
ENERGY - 1.1%
EOG Resources, Inc. (a)	2,699	96,986
Apache Corp. (a)	2,744	25,984
		122,970
REAL ESTATE - 0.8%
CBRE Group, Inc., Class A (b)	1,894	88,985
TOTAL COMMON STOCKS - 93.5% (COST $6,833,321)		10,585,714
PREFERRED STOCKS - 0.1%
INTERNET & DIRECT MARKETING RETAIL - 0.1%
Qurate Retail, Inc. 8.00%	110	10,843
TOTAL PREFERRED STOCKS - 0.1% (COST $9,117)		10,843

See accompanying Notes to Financial Statements.

Oakmark.com 11

Oakmark Fund  September 30, 2020

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT-TERM INVESTMENT - 7.8%
REPURCHASE AGREEMENT - 7.8%
Fixed Income Clearing Corp. Repurchase Agreement, 0.05% dated 09/30/20 due 10/01/20, repurchase price $879,270, collateralized by United States Treasury Notes, 0.125% due 09/30/22 - 05/15/23, aggregate value plus accrued interest of $896,854 (Cost: $879,268)	$879,268	$879,268
TOTAL SHORT-TERM INVESTMENTS - 7.8% (COST $879,268)		879,268
TOTAL INVESTMENTS - 101.4% (COST $7,721,706)		11,475,825
Foreign Currencies (Cost $0) - 0.0% (c)		0	(d)
Liabilities In Excess of Other Assets - (1.4)%		(159,475)
TOTAL NET ASSETS - 100.0%		$11,316,350

(a)  All or a portion of this investment is held in connection with one or more options within the Fund.

(b)  Non-income producing security

(c)  Amount rounds to less than 0.1%.

(d)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

12 OAKMARK FUNDS

Oakmark Fund  September 30, 2020

Schedule of Investments (in thousands) (continued)

WRITTEN OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums (Received) by Fund	Unrealized Gain/(Loss)
CALLS
Regeneron Pharmaceuticals, Inc.	$600.00	11/20/20	(300)	$(16,793)	$(569)	$(1,887)	$1,318
Regeneron Pharmaceuticals, Inc.	$545.00	11/20/20	(900)	$(50,380)	$(3,857)	$(8,532)	$4,675
Facebook, Inc., Class A	$285.00	11/20/20	(3,000)	$(78,570)	$(2,700)	$(4,972)	$2,272
Netflix, Inc.	$400.00	12/18/20	(3,000)	$(150,009)	$(33,487)	$(43,091)	$9,604
Netflix, Inc.	$520.00	12/18/20	(100)	$(5,000)	$(386)	$(679)	$293
Netflix, Inc.	$410.00	12/18/20	(2,000)	$(100,006)	$(20,760)	$(27,697)	$6,937
				$(400,758)	$(61,759)	$(86,858)	$25,099
PUTS
Citigroup, Inc.	$42.00	11/6/20	(60,000)	$(258,660)	$(13,020)	$(17,007)	$3,987
Diamondback Energy, Inc.	$32.50	10/12/20	(26,000)	$(78,312)	$(7,529)	$(6,174)	$(1,355)
EOG Resources, Inc.	$39.00	10/23/20	(39,000)	$(140,166)	$(16,185)	$(10,275)	$(5,910)
Apache Corp.	$11.50	10/23/20	(190,000)	$(179,930)	$(41,705)	$(21,748)	$(19,957)
Concho Resources, Inc.	$49.00	10/23/20	(26,000)	$(114,712)	$(14,040)	$(8,670)	$(5,370)
				$(771,780)	$(92,479)	$(63,874)	$(28,605)

See accompanying Notes to Financial Statements.

Oakmark.com 13

Oakmark Select Fund  September 30, 2020

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/96 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/20)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Select Fund (Investor Class)	5.24%	-2.45%	-4.39%	3.67%	8.54%	10.57%	11/01/96
S&P 500 Index	8.93%	15.15%	12.28%	14.15%	13.74%	8.79%
Lipper Multi-Cap Value Fund Index[9]	4.35%	-7.11%	-0.20%	5.35%	8.22%	6.69%
Oakmark Select Fund (Advisor Class)	5.26%	-2.31%	-4.26%	N/A	N/A	0.07%	11/30/16
Oakmark Select Fund (Institutional Class)	5.29%	-2.27%	-4.22%	N/A	N/A	0.10%	11/30/16
Oakmark Select Fund (Service Class)	5.21%	-2.69%	-4.62%	3.40%	8.23%	7.43%	12/31/99

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[8]	% of Net Assets
Alphabet, Inc., Class A	10.3
CBRE Group, Inc., Class A	9.3
Charter Communications, Inc., Class A	7.1
Ally Financial, Inc.	6.3
TE Connectivity, Ltd.	5.9
Facebook, Inc., Class A	5.9
Netflix, Inc.	5.1
Constellation Brands, Inc., Class A	5.1
Citigroup, Inc.	4.9
Bank of America Corp.	4.7
FUND STATISTICS
Ticker*	OAKLX
Number of Equity Holdings	21
Net Assets	$3.4 billion
Weighted Average Market Cap	$203.9 billion
Median Market Cap	$36.5 billion
Gross Expense Ratio - Investor Class (as of 09/30/19)*	1.07%
Gross Expense Ratio - Investor Class (as of 09/30/20)*	1.11%
Net Expense Ratio - Investor Class (as of 09/30/20)*†	1.04%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2021.

SECTOR ALLOCATION	% of Net Assets
Communication Services	28.4
Financials	23.8
Consumer Discretionary	13.6
Real Estate	9.3
Information Technology	5.9
Consumer Staples	5.1
Health Care	4.9
Energy	3.7
Industrials	2.9
Short-Term Investments and Other	2.4

See accompanying Disclosures and Endnotes on page 97.

14 OAKMARK FUNDS

Oakmark Select Fund  September 30, 2020

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oaklx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oaklx@oakmark.com

Win Murray

Portfolio Manager

oaklx@oakmark.com

The Oakmark Select Fund was up 5.2% for the quarter, trailing the S&P 500 Index's2 8.9% return. For the fiscal year ending September 30, 2020, the Oakmark Select Fund decreased by 2.5%, compared to a 15.2% gain for the S&P 500 Index. As has been well-documented, this past year has continued a particularly difficult period for value managers; the Russell 1000 Value Index4 declined by 5.0% over the same 12-month period. We expect no capital gain distribution this year.

The most significant contributors to performance during the quarter were Ally Financial (+28%) and Charter Communications (+22%). For the full fiscal year, the most significant performers were Regeneron Pharmaceuticals (+102%) and Netflix (+87%). We continue to hold all four investments. Ally, Charter, and Netflix have large weights in the Fund, still selling at sizable discounts to our estimates of their intrinsic values despite their strong stock performance, while Regeneron is now a smaller position as its gap to value has narrowed more materially.

The most significant detractors from performance during the quarter were EOG Resources (-29%) and Citigroup (-15%). For the full year, the largest detractors were Citigroup (-35%) and Apache (-63%). All of these companies remain holdings in the Fund, and all continue to sell at a significant discount to our estimate of fair value.

Citigroup was our largest detractor for the period due to Covid-19-related concerns that have hurt the entire financial sector, as well as a handful of Citigroup-specific headlines that amplified near-term uncertainty. We believe that investors' short-term focus can cause them to miss the bigger picture. The company has remained profitable throughout the Covid-19 crisis to date. It continues to operate with significant excess capital relative to regulatory minimums, even as it has added more than $10.5B to credit reserves year to date. We believe the company is proving its resilience during a real-life stress test. Yet, despite this positive early evidence, Citigroup currently trades at only 60% of tangible book value and slightly over 5x 2019 earnings per share. Given that we think the company's normalized earnings power is greater than what it achieved in 2019, we find these valuation metrics especially attractive. As we move beyond the pandemic, we think investors' focus will shift to the underlying quality of the business and they will value the resilience Citigroup demonstrated during this crisis.

We bought one new position in the Fund this quarter, HCA Healthcare. HCA has been a longstanding holding in more diversified Oakmark portfolios, including the Oakmark Fund and the Oakmark Equity and Income Fund. We were happy to take advantage of the pandemic-driven stock price volatility to add it to the Select Fund during the quarter. HCA is the largest operator of for-profit hospitals and related health care services in the U.S. The company benefits from scale and size advantages, an attractive geographic footprint in higher growth markets, best-in-class management and governance, and an equity-friendly approach to capital allocation. Although the Covid-19 pandemic created disruptions across the hospital sector, we believe HCA's fundamentals have held up remarkably well. Management believes the company will be in an even stronger position coming out of the crisis than it was coming into it and that demand for health care services will be robust for years to come. As the economy normalizes, we expect HCA to resume growing its operating income in the mid-single digits. At less than 10x normal earnings, the shares are selling well below our estimate of intrinsic value.

We eliminated our position in Qurate Retail during the quarter. The company is still selling at a discount to our estimate of its intrinsic value; however, that discount has narrowed as its stock price benefitted from the increase in online shopping during the quarantine. As such, we don't believe the stock is attractive enough to merit holding in a concentrated portfolio.

Thank you, our fellow shareholders, for your continued investment in our Fund.

See accompanying Disclosures and Endnotes on page 97.

Oakmark.com 15

Oakmark Select Fund  September 30, 2020

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 97.6%
COMMUNICATION SERVICES - 28.4%
MEDIA & ENTERTAINMENT - 28.4%
Alphabet, Inc., Class A (a) (c)	238	$349,122
Charter Communications, Inc., Class A (a)	389	242,806
Facebook, Inc., Class A (a)	760	199,044
Netflix, Inc. (a) (b)	350	174,811
		965,783
FINANCIALS - 23.8%
DIVERSIFIED FINANCIALS - 10.5%
Ally Financial, Inc.	8,580	215,101
Capital One Financial Corp.	1,975	141,916
		357,017
BANKS - 9.6%
Citigroup, Inc.	3,862	166,491
Bank of America Corp.	6,603	159,076
		325,567
INSURANCE - 3.7%
American International Group, Inc.	4,619	127,169
		809,753
CONSUMER DISCRETIONARY - 13.6%
CONSUMER SERVICES - 5.8%
MGM Resorts International	4,688	101,953
Hilton Worldwide Holdings, Inc.	1,116	95,258
		197,211
RETAILING - 4.1%
Booking Holdings, Inc. (a)	82	140,276
AUTOMOBILES & COMPONENTS - 3.7%
Lear Corp.	1,150	125,407
		462,894
REAL ESTATE - 9.3%
CBRE Group, Inc., Class A (a)	6,755	317,262
INFORMATION TECHNOLOGY - 5.9%
TECHNOLOGY HARDWARE & EQUIPMENT - 5.9%
TE Connectivity, Ltd.	2,053	200,654
CONSUMER STAPLES - 5.1%
FOOD, BEVERAGE & TOBACCO - 5.1%
Constellation Brands, Inc., Class A	910	172,378
HEALTH CARE - 4.9%
HEALTH CARE EQUIPMENT & SERVICES - 2.8%
HCA Healthcare, Inc.	764	95,299
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.1%
Regeneron Pharmaceuticals, Inc. (a) (b)	124	69,636
		164,935
	Shares	Value
ENERGY - 3.7%
EOG Resources, Inc.	2,054	$73,808
Apache Corp.	5,274	49,941
		123,749
INDUSTRIALS - 2.9%
CAPITAL GOODS - 2.9%
General Electric Co.	16,000	99,680
TOTAL COMMON STOCKS - 97.6% (COST $2,188,910)		3,317,088
	Par Value	Value
SHORT-TERM INVESTMENTS - 2.6%
REPURCHASE AGREEMENT - 2.6%
Fixed Income Clearing Corp. Repurchase Agreement, 0.05% dated 09/30/20 due 10/01/20, repurchase price $90,050, collateralized by United States Treasury Note, 2.625% due 12/31/23, value plus accrued interest of $91,851 (Cost: $90,050)	$90,050	90,050
TOTAL SHORT-TERM INVESTMENTS - 2.6% (COST $90,050)		90,050
TOTAL INVESTMENTS - 100.2% (COST $2,278,960)		3,407,138
Liabilities In Excess of Other Assets - (0.2)%		(8,044)
TOTAL NET ASSETS - 100.0%		$3,399,094

(a)  Non-income producing security

(b)  All or a portion of this investment is held in connection with one or more options within the Fund.

(c)  Security pledged as collateral to cover margin requirements for options

See accompanying Notes to Financial Statements.

16 OAKMARK FUNDS

Oakmark Select Fund  September 30, 2020

Schedule of Investments (in thousands) (continued)

WRITTEN OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums (Received) by Fund	Unrealized Gain/(Loss)
CALLS
Regeneron Pharmaceuticals, Inc.	$600.00	11/20/20	(200)	$(11,196)	$(379)	$(1,258)	$879
Netflix, Inc.	$520.00	12/18/20	(1,600)	$(80,005)	$(6,180)	$(10,862)	$4,682
				$(91,201)	$(6,559)	$(12,120)	$5,561

See accompanying Notes to Financial Statements.

Oakmark.com 17

Oakmark Global Fund  September 30, 2020

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/04/99 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/20)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Fund (Investor Class)	6.92%	-6.73%	-2.78%	4.48%	6.27%	8.69%	08/04/99
MSCI World Index	7.93%	10.41%	7.74%	10.48%	9.37%	5.10%
Lipper Global Fund Index[11]	8.13%	11.16%	6.00%	9.49%	8.23%	5.53%
Oakmark Global Fund (Advisor Class)	6.91%	-6.61%	-2.67%	N/A	N/A	4.04%	11/30/16
Oakmark Global Fund (Institutional Class)	6.91%	-6.57%	-2.62%	N/A	N/A	4.10%	11/30/16
Oakmark Global Fund (Service Class)	6.78%	-7.01%	-3.05%	4.18%	5.93%	8.56%	10/10/01

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[8]	% of Net Assets
Mastercard, Inc., Class A	6.3
Alphabet, Inc., Class C	5.6
Lloyds Banking Group PLC	5.1
TE Connectivity, Ltd.	5.0
General Motors Co.	4.1
CNH Industrial N.V.	4.1
Credit Suisse Group AG	3.9
Daimler AG	3.6
Bank of America Corp.	3.6
Liberty Broadband Corp., Class C	3.1
SECTOR ALLOCATION	% of Net Assets
Financials	23.2
Consumer Discretionary	19.0
Communication Services	16.9
Information Technology	14.8
Industrials	13.2
Health Care	5.7
Materials	3.1
Energy	0.9
Consumer Staples	0.8
Short-Term Investments and Other	2.4
FUND STATISTICS
Ticker*	OAKGX
Number of Equity Holdings	45
Net Assets	$1.2 billion
Weighted Average Market Cap	$126.6 billion
Median Market Cap	$24.9 billion
Gross Expense Ratio - Investor Class (as of 09/30/19)*	1.23%
Gross Expense Ratio - Investor Class (as of 09/30/20)*	1.26%
Net Expense Ratio - Investor Class (as of 09/30/20)*†	1.20%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2021.

GEOGRAPHIC ALLOCATION
% of Equity
North America	49.2
United States	49.2
Europe	39.9
United Kingdom	16.6
Germany*	11.8
Switzerland	8.3
Ireland*	2.4
Belgium*	0.8
Asia	4.7
India	1.9
% of Equity
Asia (cont'd)	4.7
Japan	1.3
South Korea	1.0
China	0.5
Africa	2.9
South Africa	2.9
Australasia	2.6
Australia	2.6
Latin America	0.7
Mexico	0.7

*  Euro currency countries comprise 15.0% of equity investments.

See accompanying Disclosures and Endnotes on page 97.

18 OAKMARK FUNDS

Oakmark Global Fund  September 30, 2020

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakgx@oakmark.com

Clyde S. McGregor, CFA

Portfolio Manager

oakgx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oakgx@oakmark.com

Jason E. Long, CFA

Portfolio Manager

oakgx@oakmark.com

Quarter Review

The summer quarter mostly continued the process of recovery that the stock market experienced since its March panic bottom. September, however, lived up to its reputation for being the month most likely to see stocks decline. Economies worldwide continued to generate erratic recovery from the Covid-19-induced recession, and periodic resurgences of the virus depressed many service industries.

Oakmark Global gained 6.9% in the quarter, which compares to a gain of 7.9% for the MSCI World Index10 and 8.1% for the Lipper Global Fund Index. For the calendar nine months, the Fund lost 15.8%, compared to a 1.7% gain for the MSCI World Index and 2.4% for the Lipper Global Fund Index.11 Finally, for the Fund's fiscal year ended September 30, the Fund lost 6.7% and the MSCI World Index gained 10.4%, while the Lipper Global Fund Index gained 11.2%. Since inception, the Fund's compound annualized return rate is 8.7%.

For the quarter, the countries that contributed most to return were the U.S., Germany and Ireland, while the U.K., Belgium and South Africa detracted from return. Daimler (Germany), Pinterest (U.S.), TE Connectivity (U.S.), Mastercard (U.S.) and Tenet Healthcare (U.S.) were the largest contributors to returns, while Rolls-Royce Holdings (U.K.), Lloyds Banking Group (U.K.), Bayer (Germany), National Oilwell Varco (U.S.) and Citigroup (U.S.) detracted most.

Over the calendar nine months, South Africa, China and Taiwan were the countries that contributed most to return, while the U.K., U.S. and Switzerland detracted most. The companies whose stocks contributed most were Pinterest, Mastercard, CoreLogic (U.S.—sold), Alphabet (U.S.) and Liberty Broadband (U.S.). The largest detractors from return were Lloyds Banking Group, Rolls-Royce, Citigroup, CNH Industrial (U.K.) and Bank of America (U.S.). The fact that the five largest contributors were all U.S.-domiciled yet the U.S. was one of the countries that detracted most from return speaks to the extreme outcomes in this turbulent time period.

For the Fund's fiscal year, the U.S., Ireland and South Africa contributed most to return, while the U.K., Australia and Mexico were the largest detractors. For the second fiscal year in a row, Mastercard was the largest contributor, followed by Pinterest, Alphabet, Daimler and Liberty Broadband. Lloyds Banking Group, Rolls-Royce, CNH Industrial, Citigroup and Howmet Aerospace (U.S.) detracted most from return for the 12 months.

The lists of detractors above collectively include almost all of the Fund's banking industry holdings and the Fund's entire financials sector has been the largest detractor throughout the fiscal year. This reflects many factors. Central banks have suppressed interest rates across the developed world, which depresses the profit margins on banks' loan books. As well, banks have vigorously increased their reserves for bad debts in response to the Covid-19 crisis, even though actual losses incurred to date are not consistent with a major downturn. Indeed, after selling off during the early days of the pandemic, corporate bond prices now reflect an expectation of rapid recovery. Nevertheless, banks have put their share repurchase plans on hiatus and some have cut or eliminated dividends. Banks' substantial capital positions have virtually eliminated the chance that they will need to raise capital and, therefore, dilute their balance sheets. Yet share prices that declined when the Covid-19 crisis hit have not yet bounced back. In perhaps a more dramatic demonstration of the industry's poor relative market performance, 10 years ago European banks accounted for six times technology's share of the Eurozone market index while today their respective shares are roughly equal.

Value investors must decide whether the drop in bank share prices properly reflects evolving circumstance or is an overstated case. We have concluded the latter and believe that the passing of the Covid-19 crisis will allow the undervaluation to become clear. European banks are generally priced at half of book value (and in some cases even less), so modest improvements in their operating environment can have leveraged positive effects on valuations. U.S. banks are more highly valued today, reflecting stronger home market economic conditions, but they still offer considerable value if conditions ever normalize. At that time, we expect share repurchases to accelerate intrinsic value per share growth. Although holdings in this industry have proven painful in 2020, we expect future outcomes to be rewarding.

Transaction Activity

We were rather active in the quarter, culling several small holdings and initiating one new name. These actions, combined with the solid performance of U.S. stocks, resulted in a 1% increase in the Fund's U.S. allocation. The U.S. retains the largest weighting in our portfolio, but it still falls well below the ever-increasing U.S. weight in the MSCI World Index. We do not think the index's overweight in the U.S. reflects economic reality. Nevertheless, given continual U.S. outperformance, our relative underweighting has not helped the portfolio.

During the quarter, we eliminated four holdings—two U.S. and two international. On the U.S. side, we sold EOG Resources to harvest a tax loss. We continue to believe that EOG is one of the best positioned energy producers, but current economic activity has not rewarded that position. In our June letter, we

See accompanying Disclosures and Endnotes on page 97.

Oakmark.com 19

Oakmark Global Fund  September 30, 2020

Portfolio Manager Commentary (continued)

wrote about the takeover offer that another holding, CoreLogic, had received. Because of this offer, the stock attained a price close to our estimate of intrinsic value and we sold our shares to purchase more attractive names.

On the international side, we disposed of Taiwan Semiconductor Manufacturing Co (TSMC) and LafargeHolcim. TSMC was sold as its share price approached our estimate of intrinsic value. We used this capital to allocate to securities with more attractive risk-reward profiles. We sold LafargeHolcim to opportunistically fund a position in Anheuser-Busch Inbev (ABI). ABI is the world's largest brewer and its global 27% market share is more than twice the volume of the #2 player. Importantly, its dominant market share positions, strong brands and vertical integration allow it to generate industry-leading margins, returns and cash flows. ABI's significant scale advantage enables it to earn more than 4x the profitability of the #2 player. The majority of the company's profitability is derived from developing markets where duopoly market structures, growing per capita income and premiumization drive attractive growth and profitability. ABI is a good example of finding opportunities during times of volatility. We have long covered the company and admired the franchise from afar, but our strict valuation criteria kept us on the sidelines. However, when the share price fell by nearly 50% due to shorter term Covid-19 concerns, we quickly ramped up our research and initiated a position. Covid-19-related closures of bars and restaurants have depressed recent operating performance, which has hurt sales in the on-trade channel and pressured the stock price. Nevertheless, we expect these headwinds will prove short term. We think that ABI's scale should enable it to outperform smaller peers during this pandemic. Notably, the company's debt structure has been smartly termed out, so it has plenty of liquidity to invest while navigating the pandemic. ABI's management has done an excellent job of creating long-term value and its interests are aligned with shareholders.

Currency Hedges

We defensively hedge a portion of the Fund's exposure to currencies that we believe to be overvalued versus the U.S. dollar. As of quarter end, we found the Swiss franc to be overvalued and have hedged approximately 17% of the Fund's franc exposure.

As always, we thank you for being our partners in the Oakmark Global Fund. We invite you to send us your comments or questions.

See accompanying Disclosures and Endnotes on page 97.

20 OAKMARK FUNDS

Oakmark Global Fund  September 30, 2020

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 97.6%
FINANCIALS - 23.2%
BANKS - 12.3%
Lloyds Banking Group PLC (United Kingdom) (a)	174,955	$59,497
Bank of America Corp. (United States)	1,747	42,095
Citigroup, Inc. (United States)	498	21,456
Axis Bank, Ltd. (India) (a)	3,727	21,451
		144,499
DIVERSIFIED FINANCIALS - 6.7%
Credit Suisse Group AG (Switzerland)	4,545	45,614
Julius Baer Group, Ltd. (Switzerland) (a)	783	33,380
		78,994
INSURANCE - 4.2%
Allianz SE (Germany)	159	30,507
Prudential PLC (United Kingdom)	1,283	18,359
		48,866
		272,359
CONSUMER DISCRETIONARY - 19.0%
AUTOMOBILES & COMPONENTS - 11.7%
General Motors Co. (United States)	1,621	47,954
Daimler AG (Germany)	791	42,666
Continental AG (Germany)	301	32,669
Toyota Motor Corp. (Japan)	228	14,986
		138,275
RETAILING - 4.6%
Naspers, Ltd. (South Africa)	187	33,054
Booking Holdings, Inc. (United States) (a)	9	14,823
Alibaba Group Holding, Ltd. (China) (a)	169	6,021
		53,898
CONSUMER DURABLES & APPAREL - 1.4%
Cie Financiere Richemont SA (Switzerland)	248	16,593
CONSUMER SERVICES - 1.3%
Compass Group PLC (United Kingdom)	1,003	15,134
		223,900
COMMUNICATION SERVICES - 16.9%
MEDIA & ENTERTAINMENT - 15.3%
Alphabet, Inc., Class C (United States) (a)	45	66,410
Liberty Broadband Corp., Class C (United States) (a)	253	36,075
Pinterest, Inc., Class A (United States) (a)	604	25,055
The Interpublic Group of Cos., Inc. (United States)	1,211	20,193
Live Nation Entertainment, Inc. (United States) (a)	263	14,188
Charter Communications, Inc., Class A (United States) (a)	16	9,802
Grupo Televisa SAB (Mexico) (a) (b)	1,281	7,916
		179,639
	Shares	Value
TELECOMMUNICATION SERVICES - 1.6%
Liberty Global PLC, Class A (United Kingdom) (a)	882	$18,525
		198,164
INFORMATION TECHNOLOGY - 14.8%
SOFTWARE & SERVICES - 8.9%
Mastercard, Inc., Class A (United States)	219	74,127
Oracle Corp. (United States)	505	30,119
		104,246
TECHNOLOGY HARDWARE & EQUIPMENT - 5.9%
TE Connectivity, Ltd. (United States)	599	58,585
Samsung Electronics Co., Ltd. (South Korea)	229	11,406
		69,991
		174,237
INDUSTRIALS - 13.2%
CAPITAL GOODS - 10.7%
CNH Industrial N.V. (United Kingdom) (a)	6,139	47,853
Travis Perkins PLC (United Kingdom)	1,773	24,838
Howmet Aerospace, Inc. (United States)	1,198	20,024
Johnson Controls International PLC (United States)	381	15,552
Flowserve Corp. (United States)	407	11,099
Rolls-Royce Holdings PLC (United Kingdom)	3,836	6,435
		125,801
TRANSPORTATION - 2.5%
Ryanair Holdings PLC (Ireland) (a) (b)	323	26,371
Southwest Airlines Co. (United States)	51	1,909
Ryanair Holdings PLC (Ireland) (a)	62	833
		29,113
		154,914
HEALTH CARE - 5.7%
HEALTH CARE EQUIPMENT & SERVICES - 3.2%
Tenet Healthcare Corp. (United States) (a)	972	23,818
Envista Holdings Corp. (United States) (a)	559	13,791
		37,609
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.5%
Bayer AG (Germany)	472	29,525
		67,134
MATERIALS - 3.1%
Incitec Pivot, Ltd. (Australia)	20,773	30,204
Arconic Corp. (United States) (a)	306	5,830
		36,034
ENERGY - 0.9%
National Oilwell Varco, Inc. (United States)	1,222	11,075

See accompanying Notes to Financial Statements.

Oakmark.com 21

Oakmark Global Fund  September 30, 2020

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 97.6% (continued)
CONSUMER STAPLES - 0.8%
FOOD, BEVERAGE & TOBACCO - 0.8%
Anheuser-Busch InBev SA/NV (Belgium)	175	$9,479
TOTAL COMMON STOCKS - 97.6% (COST $968,589)		1,147,296
	Par Value	Value
SHORT-TERM INVESTMENT - 2.3%
REPURCHASE AGREEMENT - 2.3%
Fixed Income Clearing Corp. Repurchase Agreement, 0.05% dated 09/30/20 due 10/01/20, repurchase price $27,363, collateralized by a United States Treasury Note, 2.625% due 12/31/23, value plus accrued interest of $27,910 (Cost: $27,363)	$27,363	27,363
TOTAL SHORT-TERM INVESTMENTS - 2.3% (COST $27,363)		27,363
TOTAL INVESTMENTS - 99.9% (COST $995,952)		1,174,659
Foreign Currencies (Cost $2,242) - 0.2%		2,242
Liabilities in Excess of Other Assets - (0.1%)		(1,040)
TOTAL NET ASSETS - 100.0%		$1,175,861

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

See accompanying Notes to Financial Statements.

22 OAKMARK FUNDS

Oakmark Global Fund  September 30, 2020

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACT (in thousands)

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 09/30/20	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Swiss Franc	14,708	$15,566	12/16/20	$16,007	$(441)
				$16,007	$(441)

See accompanying Notes to Financial Statements.

Oakmark.com 23

Oakmark Global Select Fund  September 30, 2020

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 10/02/06 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/20)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Select Fund (Investor Class)	6.44%	1.50%	-1.46%	5.86%	8.24%	6.70%	10/02/06
MSCI World Index	7.93%	10.41%	7.74%	10.48%	9.37%	6.08%
Lipper Global Fund Index[11]	8.13%	11.16%	6.00%	9.49%	8.23%	5.73%
Oakmark Global Select Fund (Advisor Class)	6.44%	1.64%	-1.36%	N/A	N/A	3.95%	11/30/16
Oakmark Global Select Fund (Institutional Class)	6.44%	1.70%	-1.29%	N/A	N/A	4.01%	11/30/16

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[8]	% of Net Assets
Alphabet, Inc., Class A	10.0
CNH Industrial N.V.	7.2
Charter Communications, Inc., Class A	6.8
Daimler AG	6.8
Credit Suisse Group AG	6.8
TE Connectivity, Ltd.	6.3
Bank of America Corp.	6.1
Bayer AG	5.0
Lloyds Banking Group PLC	4.8
HCA Healthcare, Inc.	4.6
FUND STATISTICS
Ticker*	OAKWX
Number of Equity Holdings	22
Net Assets	$1.3 billion
Weighted Average Market Cap	$182.3 billion
Median Market Cap	$49.9 billion
Gross Expense Ratio - Investor Class (as of 09/30/19)*	1.25%
Gross Expense Ratio - Investor Class (as of 09/30/20)*	1.25%
Net Expense Ratio - Investor Class (as of 09/30/20)*†	1.19%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2021.

SECTOR ALLOCATION	% of Net Assets
Financials	23.4
Consumer Discretionary	21.0
Communication Services	19.0
Health Care	12.7
Information Technology	8.8
Industrials	7.2
Real Estate	4.1
Short-Term Investments and Other	3.8
GEOGRAPHIC ALLOCATION
% of Equity
North America	49.1
United States	49.1
Europe	43.9
Germany*	15.5
United Kingdom	15.2
Switzerland	10.1
% of Equity
Europe (cont'd)	43.9
Netherlands*	3.1
Asia	6.9
South Korea	4.8
China	2.1

*  Euro currency countries comprise 18.6% of equity investments.

See accompanying Disclosures and Endnotes on page 97.

24 OAKMARK FUNDS

Oakmark Global Select Fund  September 30, 2020

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakwx@oakmark.com

David G. Herro, CFA

Portfolio Manager

oakwx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oakwx@oakmark.com

Eric Liu, CFA

Portfolio Manager

oakwx@oakmark.com

The Oakmark Global Select Fund returned 1.5% for the fiscal year ended September 30, 2020, underperforming the MSCI World Index,10 which returned 10.4%. For the most recent quarter, the Fund returned 6.4%, compared to the benchmark's return of 7.9%. More importantly, the Fund has returned an average of 6.7% per year since its inception in October 2006, outperforming the MSCI World Index's annualized gain of 6.1% over the same period.

Regeneron Pharmaceuticals, a U.S.-based biopharmaceutical company, was the top contributor for the fiscal year as management advanced both marketed drugs and their pipeline of new treatments. With regards to marketed drugs, Eylea and Dupixent both continued to increase the number of patients treated for blindness and immune disorders, respectively. In addition, one of Eylea's competitors encountered safety issues, which removed a significant risk to Regeneron. Separately, management advanced potential new treatments for immuno-oncology and rare diseases. They also reacted quickly to the Covid-19 pandemic by developing an antibody treatment for infected patients, which demonstrated initial efficacy. Lastly, management repurchased more than $5 billion of shares at a discount to our estimate of intrinsic value.

Daimler, a global luxury automotive and truck manufacturer based in Germany, was the largest contributor for the quarter. Considering the operating environment, we were happy with the company's second-quarter earnings results, specifically in Mercedes-Benz cars and vans. Despite Mercedes-Benz cars' and vans' volumes being down 22% and 29% year-to-date, respectively, the revenue is only down 14.8%. We think this reflects significant product mix benefits within both markets along with resilient pricing dynamics. China also contributed to the company's solid performance, delivering 17% year-over-year growth, even though the overall Chinese auto market was down 4%. In addition, free cash flow was significantly stronger than had been expected, which we believe is a result of management's stringent focus on improving Daimler's cash flow generation. As a result, the company ended the second quarter with a strong net financial position. Management's earnings guidance was also better than had been expected. These results reflect well on the new management team.

Lloyds Banking Group, a dominant retail bank in the U.K., was the largest detractor for the fiscal year. The company's fiscal-year results fell short of expectations. Results were also weaker than our estimates, which we attributed to 2019's very difficult operating environment, one that was dominated by uncertainty surrounding Brexit and the formation of a U.K. government.

The company's results for the first half of 2020 were also disappointing, primarily because of Covid-19. Total revenue from core operations declined 16% from a year ago and operating profit realized a loss of GBP 281 million, driven by a significant impairment provision charge. Management stated that the larger than anticipated provision amount was due to a significantly depressed economic outlook. However, Lloyds' loan book continues to perform well and actual defaults to date remain stable. Despite the difficult operating environment, the company is well capitalized. Its Tier 1 ratio is 14.6% and it holds GBP 11.8 billion more in excess capital than regulations require. We believe that Lloyds has the preeminent retail banking franchise in a consolidated U.K. market and that its balance sheet has improved greatly in recent years, possessing strong levels of capital, liquidity and reserves. Overall, we find that Lloyds is trading at a large discount to our estimate of the company's intrinsic value and that it remains an attractive investment. Bayer, a German-based company with sizable businesses in pharmaceuticals, agricultural productivity and consumer health products, was the largest detractor for the quarter.

During the quarter, we sold our holdings of Kuehne + Nagel (Switzerland), Reckitt Benckiser Group (U.K.) and Regeneron Pharmaceuticals (U.S.) as they approached our estimate of intrinsic value. We also sold our investment in LafargeHolcim (Switzerland) during the quarter as we identified other investments that offered a better risk-return profile. We initiated positions in Alibaba, Compass Group, Fresenius Medical Care and HCA Healthcare.

Alibaba (China) is one of the largest internet platforms in China and a market leader in several businesses, including e-commerce, cloud computing and fintech (via the company's partial ownership in Ant Financial). The management team has proven itself to be quite astute and has used its significant data advantage to position the company at the forefront of several technological trends in China. We believe Alibaba should continue to enjoy robust long-term growth, especially since several of its businesses remain underpenetrated and have yet to fully scale.

Compass Group (U.K.) is a leading global food services provider. Its superior scale enables it to provide services at a lower cost than its peers, which helps to drive a superior value proposition to clients while maintaining an industry-leading level of growth and returns. This virtuous circle of investing in growth and greater scale benefits has long made us admirers of the franchise, but the company's high valuation has historically kept us

See accompanying Disclosures and Endnotes on page 97.

Oakmark.com 25

Oakmark Global Select Fund  September 30, 2020

Portfolio Manager Commentary (continued)

on the sidelines. That changed during the Covid-19 pandemic, when shares lost nearly half of their value. Although we believe that short-term conditions will remain challenging, we believe the difficult economic environment will likely lead to greater outsourcing and market share gains for Compass, which already had a significant competitive advantage over its smaller peers.

Fresenius Medical Care (Germany) is the largest provider of dialysis services and products worldwide, occupying the top position in each business. Fresenius provides life-critical dialysis service with a steady 6% global growth of patients in need. In particular, we like that the U.S. dialysis market is a duopoly, and both players control more than one-third of the market, which gives them clout with insurers and benefits from scale. In addition, Fresenius is the only integrated supplier of products and services. This means that its products business benefits from insight and rapid industry adoption from the service side and its service business benefits from improved international market access from the products side. Furthermore, we believe that the company's pricing outlook is improving, which should help its margin, and that the rise of home-based dialysis will provide additional momentum, which adds to our confidence in this investment.

HCA Healthcare (U.S.) is the largest operator of for-profit hospitals and related health care services in the U.S. The company benefits from scale and size advantages, an attractive geographic footprint in higher growth markets, best-in-class management and governance, and an equity-friendly approach to capital allocation. Although the Covid-19 pandemic created disruptions across the hospital sector, HCA's fundamentals have held up remarkably well. Management believes the company will be in an even stronger position coming out of the crisis than it was coming into it and that demand for health care services will be robust for years to come.

We continue to believe the Swiss franc is overvalued versus the U.S. dollar. As a result, we defensively hedged a portion of the Fund's exposure. Approximately 20% of the Swiss franc exposure was hedged at quarter end.

Geographically, we ended the quarter with approximately 49% of the Fund's investments in the U.S., 44% in the U.K. and Europe, and 7% in Asia.

We thank you for your continued support.

See accompanying Disclosures and Endnotes on page 97.

26 OAKMARK FUNDS

Oakmark Global Select Fund  September 30, 2020

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.2%
FINANCIALS - 23.4%
BANKS - 14.0%
Bank of America Corp. (United States)	3,255	$78,420
Lloyds Banking Group PLC (United Kingdom) (a)	181,586	61,752
Citigroup, Inc. (United States)	947	40,804
		180,976
DIVERSIFIED FINANCIALS - 6.8%
Credit Suisse Group AG (Switzerland)	8,710	87,418
INSURANCE - 2.6%
American International Group, Inc. (United States)	1,239	34,118
		302,512
CONSUMER DISCRETIONARY - 21.0%
RETAILING - 8.6%
Booking Holdings, Inc. (United States) (a)	27	45,461
Prosus N.V. (Netherlands) (a)	422	38,967
Alibaba Group Holding, Ltd. (China) (a) (b)	46	13,376
Alibaba Group Holding, Ltd. (China) (a)	362	12,887
		110,691
AUTOMOBILES & COMPONENTS - 6.8%
Daimler AG (Germany)	1,624	87,670
CONSUMER DURABLES & APPAREL - 2.9%
Cie Financiere Richemont SA (Switzerland)	559	37,468
CONSUMER SERVICES - 2.7%
Compass Group PLC (United Kingdom)	2,311	34,852
		270,681
COMMUNICATION SERVICES - 19.0%
MEDIA & ENTERTAINMENT - 19.0%
Alphabet, Inc., Class A (United States) (a)	88	129,607
Charter Communications, Inc., Class A (United States) (a)	141	87,845
NAVER Corp. (South Korea)	107	27,178
		244,630
HEALTH CARE - 12.7%
HEALTH CARE EQUIPMENT & SERVICES - 7.8%
HCA Healthcare, Inc. (United States)	478	59,547
Fresenius Medical Care AG & Co. KGaA (Germany)	486	41,071
		100,618
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 4.9%
Bayer AG (Germany)	1,023	63,916
		164,534
	Shares	Value
INFORMATION TECHNOLOGY - 8.8%
TECHNOLOGY HARDWARE & EQUIPMENT - 8.8%
TE Connectivity, Ltd. (United States)	830	81,144
Samsung Electronics Co., Ltd. (South Korea)	657	32,700
		113,844
INDUSTRIALS - 7.2%
CAPITAL GOODS - 7.2%
CNH Industrial N.V. (United Kingdom) (a)	11,901	$92,760
REAL ESTATE - 4.1%
CBRE Group, Inc., Class A (United States) (a)	1,132	53,166
TOTAL COMMON STOCKS - 96.2% (COST $1,119,974)		1,242,127
	Par Value	Value
SHORT-TERM INVESTMENTS - 1.0%
REPURCHASE AGREEMENT - 1.0%
Fixed Income Clearing Corp. Repurchase Agreement, 0.05% dated 09/30/20 due 10/01/20, repurchase price $13,056, collateralized by a United States Treasury Notes, 0.125% - 2.625% due 08/15/23 - 12/31/23, aggregate value plus accrued interest of $13,317 (Cost: $13,056)	$13,056	13,056
TOTAL SHORT-TERM INVESTMENTS - 1.0% (COST $13,056)		13,056
TOTAL INVESTMENTS - 97.2% (COST $1,133,030)		1,255,183
Foreign Currencies (Cost $0) - 0.0% (c)		0 (d)
Other Assets In Excess of Liabilities - 2.8%		35,516
TOTAL NET ASSETS - 100.0%		$1,290,699

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  Amount rounds to less than 0.1%.

(d)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

Oakmark.com 27

Oakmark Global Select Fund  September 30, 2020

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACT (in thousands)

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 09/30/20	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Swiss Franc	23,367	$24,731	12/16/20	$25,432	$(701)
				$25,432	$(701)

See accompanying Notes to Financial Statements.

28 OAKMARK FUNDS

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Oakmark.com 29

Oakmark International Fund  September 30, 2020

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/05/91 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/20)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Fund (Investor Class)	3.64%	-11.37%	-8.07%	2.25%	4.10%	8.26%	09/30/92
MSCI World ex U.S. Index	4.92%	0.16%	0.62%	5.32%	4.37%	5.63%
MSCI EAFE Index[13]	4.80%	0.49%	0.62%	5.26%	4.62%	5.50%
Lipper International Fund Index[14]	5.92%	5.28%	1.67%	6.23%	5.09%	6.54%
Oakmark International Fund (Advisor Class)	3.70%	-11.28%	-7.99%	N/A	N/A	0.58%	11/30/16
Oakmark International Fund (Institutional Class)	3.75%	-11.19%	-7.90%	N/A	N/A	0.65%	11/30/16
Oakmark International Fund (Service Class)	3.62%	-11.55%	-8.31%	1.97%	3.77%	6.19%	11/04/99

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[8]	% of Net Assets
BNP Paribas SA	4.2
Glencore PLC	4.1
Lloyds Banking Group PLC	4.0
Daimler AG	3.9
Intesa Sanpaolo SpA	3.7
CNH Industrial N.V.	3.5
Credit Suisse Group AG	3.5
Bayerische Motoren Werke AG	3.3
Continental AG	3.2
Naspers, Ltd.	2.3
FUND STATISTICS
Ticker*	OAKIX
Number of Equity Holdings	64
Net Assets	$21.7 billion
Weighted Average Market Cap	$38.6 billion
Median Market Cap	$19.9 billion
Gross Expense Ratio - Investor Class (as of 09/30/19)*	1.03%
Gross Expense Ratio - Investor Class (as of 09/30/20)*	1.05%
Net Expense Ratio - Investor Class (as of 09/30/20)*†	1.00%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2021.

SECTOR ALLOCATION	% of Net Assets
Financials	27.4
Consumer Discretionary	25.3
Industrials	17.3
Materials	8.6
Communication Services	7.9
Health Care	3.6
Information Technology	3.3
Consumer Staples	1.8
Energy	1.2
Short-Term Investments and Other	3.6
GEOGRAPHIC ALLOCATION
% of Equity
Europe	82.3
United Kingdom	22.8
Germany*	18.3
Switzerland	12.2
France*	11.8
Sweden	5.3
Italy*	3.9
Netherlands*	2.1
Ireland*	2.0
Spain*	1.6
Finland*	1.3
Belgium*	0.9
% of Equity
Asia	9.4
Japan	2.7
China	2.2
South Korea	1.9
India	1.7
Indonesia	0.9
Australasia	2.9
Australia	2.9
Africa	2.4
South Africa	2.4
North America	2.2
Canada	2.2
Latin America	0.8
Mexico	0.8

*  Euro currency countries comprise 41.9% of equity investments.

See accompanying Disclosures and Endnotes on page 97.

30 OAKMARK FUNDS

Oakmark International Fund  September 30, 2020

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakix@oakmark.com

The Oakmark International Fund declined 11.4% for the fiscal year ended September 30, 2020, underperforming the MSCI World ex U.S. Index,12 which was nearly flat over the same period. For the most recent quarter, the Fund returned 3.6%, compared to the benchmark's return of 4.9%. However, the Fund has returned an average of 8.3% per year since its inception in September 1992, outperforming the MSCI World ex U.S. Index, which has averaged 5.6% per year over the same period. We are disappointed any time we report absolute or relative underperformance, but we believe the portfolio is well positioned to provide you, our shareholders, with attractive returns in the long term.

NAVER, an internet company based in South Korea, was the largest contributor during the fiscal year. Over the past year, the company has generated strong operating results while management has completed several corporate actions that have significantly added value. Operationally, NAVER has produced strong revenue growth in all of its key businesses, including search, e-commerce, fintech and content services while also maintaining healthy margins. In addition, the company recently received regulatory approval to merge its Japanese subsidiary, Line Corp, with Yahoo Japan (Z Holdings). This combination will create one of the largest internet companies in Japan and we are optimistic about its long-term prospects. NAVER also spun out its financial technology business, NAVER Financial, and received a sizable investment from an outside party. We expect this business to generate strong revenue growth in the coming years and to be among the leaders in South Korea's fintech industry. With healthy growth, improving profitability and strong market positions across most of its businesses, NAVER remains an attractive holding, in our view.

Daimler, a global luxury automotive and truck manufacturer based in Germany, was the largest contributor for the quarter. Considering the operating environment, we were happy with the company's second-quarter earnings results, specifically in Mercedes-Benz cars and vans. However, year to date, Mercedes-Benz cars' and vans' volumes are down 22% and 29%, respectively, but we appreciate that revenue in the segment is only down 14.8%. We think this reflects significant product mix benefits within both markets as well as resilient pricing dynamics. China also contributed to Daimler's solid performance, delivering 17% year-over-year growth, even though the overall Chinese auto market was down 4%. Free cash flow was also significantly stronger than had been expected, which we attribute to management's stringent focus on this metric. As a result, the company ended the second quarter with a strong net financial position. Daimler also provided earnings guidance that was better than had been expected. We believe these results reflect well on the new management team. During the quarter, Daimler announced that it reached an agreement in principle with various U.S. authorities to settle civil and environmental claims regarding emissions control systems on about 250,000 diesel passenger cars and vans in the U.S. The company also reached an agreement with the plaintiffs' counsel to settle the ongoing class action lawsuit. Importantly, the costs associated with the settlements are covered by existing provisions and removes a material area of uncertainty for Daimler.

Rolls-Royce Holdings, the U.K.-based producer of engines for the aerospace, defense and power markets, detracted the most from performance for both the fiscal year and most recent quarter. We wrote extensively about Rolls-Royce in our last quarterly letter and continue to believe that Covid-19 will cause a material and long-lasting disruption to its civil business. However, we also believe the company's other businesses, namely power systems and defense, offer significant value and have been much less disrupted by Covid-19. The company's share price weakness implies that all of its businesses have declined as much in value as the civil business, which we believe is not the case. We would note that after the close of the quarter, Rolls-Royce announced a GBP 2 billion rights issue as part of a GBP 5 billion recapitalization package that will strengthen its balance sheet and ensure adequate liquidity even if flight hours increase only moderately in 2021.

Another large detractor from performance for the most recent quarter and fiscal year was Lloyds Banking Group, a dominant retail bank in the U.K. The company's fiscal-year results fell short of expectations as revenue fell 4%, underlying profit fell 7% and pre-provision profit declined 3% from a year earlier. Results were also weaker than our estimates, which we attributed to 2019's very difficult operating environment, one that was dominated by uncertainty surrounding Brexit and the formation of a U.K. government. The company's results for the first half of 2020 were also disappointing. Key metrics fell far short of our estimates primarily because of Covid-19. Total revenue from core operations declined 16% from a year ago and operating profit realized a loss of GBP 281 million, driven by a significant impairment provision charge. Management stated that the larger than anticipated provision amount was due to a significantly depressed economic outlook. However, Lloyds loan book continues to perform well and actual defaults to date remain stable. Despite the difficult operating environment, Lloyds is well capitalized. Its Tier 1 ratio is 14.6% and it holds GBP 11.8 billion more in excess capital than regulations require. We believe that Lloyds has the preeminent retail banking franchise in a consolidated U.K. market and its balance sheet has improved greatly in recent years, possessing strong levels of capital, liquidity and reserves. In our view, the management team has successfully simplified the business and achieved significant cost savings from capitalizing on acquisition synergies, reducing headcounts, deploying technology improvements and decreasing its number of branches. This simplification plan has contributed to a cost-to-income ratio that is

See accompanying Disclosures and Endnotes on page 97.

Oakmark.com 31

Oakmark International Fund  September 30, 2020

Portfolio Manager Commentary (continued)

largely in line with our estimates, despite continued pressures from low interest rates. In our view, Lloyds possesses a wide range of strengths that it can draw on to reinforce its business during current near-term challenges. Overall, we find that Lloyds is trading at a large discount to our estimate of the company's intrinsic value and that it remains an attractive investment.

During the quarter, we sold our holdings of Kuehne + Nagel (Switzerland), Nestlé (Switzerland), Reckitt Benckiser Group (U.K.) and Taiwan Semiconductor (Taiwan) as they approached our estimates of intrinsic value. We initiated positions in Anheuser-Busch InBev (Belgium), the world's largest brewing company and owners of brands such as Budweiser, Corona, Michelob and Stella Artois; Fresenius Medical Care (Germany), the largest global provider of dialysis services and products; and Novartis (Switzerland), one of the leading branded global pharmaceutical companies.

We continue to believe the Swiss franc is overvalued versus the U.S. dollar. As a result, we defensively hedged a portion of the Fund's exposure. Approximately 13% of the Swiss franc exposure was hedged at quarter end.

Geographically, we ended the quarter with approximately 82% of our holdings in Europe and the U.K., 9% in Asia, and 3% in Australasia. The remaining positions are 2% in South Africa, 2% in North America (Canada and the U.S.) and 1% in Latin America (Mexico).

We thank you for your continued support.

See accompanying Disclosures and Endnotes on page 97.

32 OAKMARK FUNDS

Oakmark International Fund  September 30, 2020

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.0%
FINANCIALS - 27.4%
BANKS - 15.8%
BNP Paribas SA (France) (a)	24,788	$900,202
Lloyds Banking Group PLC (United Kingdom) (a)	2,518,155	856,353
Intesa Sanpaolo SPA (Italy) (a)	431,990	811,897
Axis Bank, Ltd. (India) (a)	62,011	356,911
NatWest Group PLC (United Kingdom) (a)	227,025	310,665
Bank Mandiri Persero Tbk PT (Indonesia)	543,375	181,125
		3,417,153
DIVERSIFIED FINANCIALS - 7.6%
Credit Suisse Group AG (Switzerland)	74,873	751,453
EXOR N.V. (Netherlands)	8,180	445,767
Schroders PLC (United Kingdom)	8,375	291,223
AMP, Ltd. (Australia)	171,340	160,152
Schroders PLC, Non-Voting (United Kingdom)	31	749
		1,649,344
INSURANCE - 4.0%
Allianz SE (Germany)	2,556	490,275
Prudential PLC (United Kingdom)	25,730	368,194
		858,469
		5,924,966
CONSUMER DISCRETIONARY - 25.3%
AUTOMOBILES & COMPONENTS - 12.9%
Daimler AG (Germany)	15,704	847,612
Bayerische Motoren Werke AG (Germany)	9,936	722,182
Continental AG (Germany)	6,367	690,412
Valeo SA (France) (b)	9,089	279,716
Toyota Motor Corp. (Japan)	4,020	264,209
		2,804,131
RETAILING - 5.6%
Naspers, Ltd. (South Africa)	2,838	501,546
Hennes & Mauritz AB (H&M) - Class B (Sweden)	25,085	433,448
Trip.com Group, Ltd. (China) (a) (c)	4,603	143,344
Alibaba Group Holding, Ltd. (China) (a)	1,853	65,905
Alibaba Group Holding, Ltd. (China) (a) (c)	210	61,618
		1,205,861
CONSUMER DURABLES & APPAREL - 3.5%
Cie Financiere Richemont SA (Switzerland)	4,519	302,750
The Swatch Group AG, Bearer Shares (Switzerland)	1,179	275,198
EssilorLuxottica SA (France) (a)	1,319	179,659
		757,607
CONSUMER SERVICES - 3.3%
Accor SA (France) (a) (b)	16,700	469,927
Compass Group PLC (United Kingdom)	16,489	248,715
		718,642
		5,486,241
	Shares	Value
INDUSTRIALS - 17.3%
CAPITAL GOODS - 12.4%
CNH Industrial N.V. (United Kingdom) (a) (b)	97,571	$760,509
Volvo AB, Class B (Sweden) (a)	18,015	348,091
Ashtead Group PLC (United Kingdom)	9,145	330,402
SKF AB, Class B (Sweden) (b)	15,593	323,329
Komatsu, Ltd. (Japan)	14,146	309,848
Smiths Group PLC (United Kingdom)	10,082	178,885
Bunzl PLC (United Kingdom)	4,508	145,833
Rolls-Royce Holdings PLC (United Kingdom)	84,083	141,045
Ferguson PLC (United Kingdom)	1,375	138,644
		2,676,586
COMMERCIAL & PROFESSIONAL SERVICES - 3.0%
G4S PLC (United Kingdom) (a) (b)	116,343	300,695
Bureau Veritas SA (France) (a)	7,605	171,739
Brambles, Ltd. (Australia)	22,748	170,918
		643,352
TRANSPORTATION - 1.9%
Ryanair Holdings PLC (Ireland) (a) (b) (c)	4,952	404,855
Ryanair Holdings PLC (Ireland) (a) (b)	1,147	15,350
		420,205
		3,740,143
MATERIALS - 8.6%
Glencore PLC (Switzerland) (a)	430,870	894,893
Orica, Ltd. (Australia) (b)	24,895	275,131
UPM-Kymmene OYJ (Finland)	8,738	266,276
thyssenkrupp AG (Germany) (a) (b)	43,797	221,422
LafargeHolcim, Ltd. (Switzerland)	4,684	213,562
		1,871,284
COMMUNICATION SERVICES - 7.9%
MEDIA & ENTERTAINMENT - 6.2%
Publicis Groupe SA (France) (b)	14,037	453,911
WPP PLC (United Kingdom)	41,684	327,028
NAVER Corp. (South Korea)	840	212,925
Baidu, Inc. (China) (a) (c)	1,521	192,570
Grupo Televisa SAB (Mexico) (a) (c)	27,065	167,263
		1,353,697
TELECOMMUNICATION SERVICES - 1.7%
Liberty Global PLC, Class A (United Kingdom) (a)	13,955	293,198
Liberty Global PLC, Class C (United Kingdom) (a)	3,155	64,793
		357,991
		1,711,688
See accompanying Notes to Financial Statements.

Oakmark.com 33

Oakmark International Fund  September 30, 2020

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 96.0% (continued)
HEALTH CARE - 3.6%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.7%
Bayer AG (Germany)	7,655	$478,468
Novartis AG (Switzerland)	1,366	118,496
		596,964
HEALTH CARE EQUIPMENT & SERVICES - 0.9%
Fresenius Medical Care AG & Co. KGaA (Germany)	2,300	194,237
		791,201
INFORMATION TECHNOLOGY - 3.3%
SOFTWARE & SERVICES - 2.5%
Amadeus IT Group SA (Spain)	6,054	337,800
Open Text Corp. (Canada)	4,741	200,373
		538,173
TECHNOLOGY HARDWARE & EQUIPMENT - 0.8%
Samsung Electronics Co., Ltd. (South Korea)	3,585	178,419
		716,592
CONSUMER STAPLES - 1.4%
FOOD, BEVERAGE & TOBACCO - 0.9%
Anheuser-Busch InBev SA/NV (Belgium)	3,596	194,901
HOUSEHOLD & PERSONAL PRODUCTS - 0.5%
Henkel AG & Co. KGaA (Germany)	1,060	99,346
		294,247
ENERGY - 1.2%
Cenovus Energy, Inc. (Canada) (b)	66,286	258,362
TOTAL COMMON STOCKS - 96.0% (COST $25,843,210)		20,794,724
PREFERRED STOCKS - 0.4%
CONSUMER STAPLES - 0.4%
HOUSEHOLD & PERSONAL PRODUCTS - 0.4%
Henkel AG & Co. KGaA (Germany)	809	84,679
TOTAL PREFERRED STOCKS - 0.4% (COST $82,211)		84,679
	Par Value	Value
SHORT-TERM INVESTMENTS - 2.9%
COMMERCIAL PAPER - 1.5%
American Honda Finance Corp., 0.20% - 0.33%, due 10/05/20 - 11/24/20 (d)	$178,500	178,455
Walgreens Boots, 144A, 0.20% - 0.25%, due 10/09/20 - 10/30/20 (d) (e)	140,500	140,487
TOTAL COMMERCIAL PAPER - 1.5% (COST $318,929)		318,942
	Par Value	Value
REPURCHASE AGREEMENT - 1.4%
Fixed Income Clearing Corp. Repurchase Agreement, 0.05% dated 09/30/20 due 10/01/20, repurchase price $312,867, collateralized by United States Treasury Note, 0.125% due 09/30/22, value plus accrued interest of $319,124 (Cost: $312,866)	$312,866	$312,866
TOTAL SHORT-TERM INVESTMENTS - 2.9% (COST $631,795)		631,808
TOTAL INVESTMENTS - 99.3% (COST $26,557,216)		21,511,211
Foreign Currencies (Cost $48,691) - 0.2%		48,734
Other Assets In Excess of Liabilities - 0.5%		100,108
TOTAL NET ASSETS - 100.0%		$21,660,053

(a)  Non-income producing security

(b)  See Note 5 in the Notes to Financial Statements regarding investments in affiliated issuers.

(c)  Sponsored American Depositary Receipt

(d)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(e)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers.

See accompanying Notes to Financial Statements.

34 OAKMARK FUNDS

Oakmark International Fund  September 30, 2020

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACT (in thousands)

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 09/30/20	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Swiss Franc	193,968	$205,288	12/16/20	$211,107	$(5,819)
				$211,107	$(5,819)

SCHEDULE OF TRANSACTIONS WITH AFFILIATED ISSUERS

Purchase and sale transactions and dividend and interest income earned during the period on these securities are set forth below (in thousands). The industry, country or geographic region for each of the below affiliates can be found in the Schedule of Investments.

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Realized Gain/(Loss)	Change in Unrealized	Dividend Income	Value September 30, 2019	Value September 30, 2020	Percent of Net Assets
Accor SA	16,700	$132,923	$38,873	$(18,848)	$(184,767)	$0	$579,492	$469,927	2.2%
Cenovus Energy, Inc.	66,286	119,622	27,306	(5,453)	(258,699)	5,148	430,198	258,362	1.2%
CNH Industrial N.V.	97,571	22,472	25,368	(21,864)	(224,048)	0	1,009,317	760,509	3.5%
G4S PLC	116,343	21,105	0	0	32,581	0	247,009	300,695	1.4%
Orica, Ltd.	24,895	77,257	35,877	(11,088)	(76,088)	6,977	320,927	275,131	1.3%
Publicis Groupe SA	14,037	151,772	102,082	(62,767)	(175,610)	17,529	642,598	453,911	2.1%
Ryanair Holdings PLC ADR (a)	4,952	43,531	609,084	(181,139)	332,215	0	819,332	404,855	1.9%
Ryanair Holdings PLC (a)	1,147	15,425	0	0	(75)	0	0	15,350	0.1%
SKF AB, Class B (a)	15,593	8,277	230,076	(71,038)	152,129	7,899	464,037	323,329	1.5%
thyssenkrupp AG	43,797	52,567	50,582	(56,474)	(350,135)	0	626,046	221,422	1.0%
Valeo SA (a)	9,089	0	274,824	(366,847)	313,440	3,509	607,947	279,716	1.3%
TOTAL	410,410	$644,951	$1,394,072	$(795,518)	$(439,057)	$41,062	$5,746,903	$3,763,207	17.5%

(a)  Due to transactions during the year ended September 30, 2020, the company is no longer an affiliate

See accompanying Notes to Financial Statements.

Oakmark.com 35

Oakmark International Small Cap Fund  September 30, 2020

Summary Information

VALUE OF A $10,000 INVESTMENT

Since 09/30/10 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/20)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Small Cap Fund (Investor Class)	8.32%	-6.23%	-5.20%	2.74%	3.89%	8.00%	11/01/95
MSCI World ex U.S. Small Cap Index	10.12%	6.88%	1.42%	7.35%	6.55%	N/A
MSCI World ex U.S. Index[12]	4.92%	0.16%	0.62%	5.32%	4.37%	4.87%
Lipper International Small Cap Fund Index[16]	9.94%	11.85%	2.41%	7.42%	7.16%	N/A
Oakmark International Small Cap Fund (Advisor Class)	8.39%	-6.16%	-5.10%	N/A	N/A	2.39%	11/30/16
Oakmark International Small Cap Fund (Institutional Class)	8.42%	-6.09%	-5.04%	N/A	N/A	2.46%	11/30/16
Oakmark International Small Cap Fund (Service Class)	8.22%	-6.55%	-5.48%	2.44%	3.58%	7.69%	01/08/01

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[8]	% of Net Assets
Konecranes OYJ	4.7
Duerr AG	3.8
Julius Baer Group, Ltd.	3.5
Atea ASA	3.4
Travis Perkins PLC	2.9
Incitec Pivot, Ltd.	2.7
DS Smith PLC	2.7
Azimut Holding SpA	2.7
BNK Financial Group, Inc.	2.7
Metso Outotec OyJ	2.6
FUND STATISTICS
Ticker*	OAKEX
Number of Equity Holdings	60
Net Assets	$1.2 billion
Weighted Average Market Cap	$3.4 billion
Median Market Cap	$2.7 billion
Gross Expense Ratio - Investor Class (as of 09/30/19)*	1.38%
Gross Expense Ratio - Investor Class (as of 09/30/20)*	1.45%
Net Expense Ratio - Investor Class (as of 09/30/20)*	1.45%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

SECTOR ALLOCATION	% of Net Assets
Industrials	38.7
Financials	17.0
Consumer Discretionary	8.7
Information Technology	8.5
Communication Services	8.1
Materials	6.1
Health Care	5.3
Consumer Staples	2.2
Real Estate	2.1
Short Term Investments and Other	3.3
GEOGRAPHIC ALLOCATION
% of Equity
Europe	69.9
United Kingdom	22.2
Switzerland	9.9
Finland*	7.5
Italy*	6.4
Sweden	5.9
Germany*	5.1
Norway	3.5
Spain*	3.3
Denmark	3.2
Netherlands*	1.5
Belgium*	0.7
Portugal*	0.7
% of Equity
Asia	9.9
South Korea	4.2
Indonesia	2.4
Japan	2.4
China	1.0
Australasia	8.5
Australia	8.1
New Zealand	0.4
North America	6.3
Canada	6.3
Latin America	5.4
Mexico	5.4

*  Euro currency countries comprise 25.2% of equity investments.

See accompanying Disclosures and Endnotes on page 97.

36 OAKMARK FUNDS

Oakmark International Small Cap Fund  September 30, 2020

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakex@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakex@oakmark.com

Justin D. Hance, CFA

Portfolio Manager

oakex@oakmark.com

The Oakmark International Small Cap Fund declined 6.2% for the fiscal year that ended September 30, compared to its benchmark, the MSCI World ex U.S. Small Cap Index,15 which returned 6.9% for the same period. The Fund also underperformed the benchmark for the recent quarter end, returning 8.3%, compared to the MSCI World ex U.S. Small Cap Index return of 10.1% for the period. Since the Fund's inception in November 1995, it has returned an average of 8% per year.

Although we remain disappointed with the Fund's underperformance, we are enthusiastic about the quality of the portfolio's holdings and continue to believe the Fund is well positioned to generate attractive rates of return over mid- and long-term periods.

The top contributing stock for a second quarter in a row was Konecranes, the Finnish company that specializes in the manufacture and service of overhead cranes and lifting equipment. During the quarter, the company announced second-quarter earnings that were above expectations. Even though Covid-19 dampened the demand for Konecranes' products and services, which resulted in a 14.2% drop in revenue, all three of the company's divisions reported improved margins over the previous quarter, largely due to management's significant cost reduction efforts. During the quarter, the company announced additional cost reductions and restructuring activities, which should further improve profitability. During the second quarter, Konecranes also enjoyed solid free cash flow generation, driven by resilient margins and significant working capital release. We believe the company remains an attractive investment and is well positioned for long-term growth and profitability. After the close of the quarter, Konecranes and Cargotec, a Finnish cargo handling machinery maker, announced plans to merge. The two companies expect that the merger will increase scale and generate at least EUR100 Million of synergies. News of the merger sent the share price of Konecranes up sharply.

For the fiscal one-year period, the top contributing stock was Duerr, a German-based global mechanical and plant-engineering firm. Due to Covid-19, demand for Duerr's customers' products has fallen and, as a result, customers have needed less of the company's aftermarket services. Duerr's order intake and revenue have, therefore, declined. However, this drop in demand appears to have bottomed. In the second quarter, the company reported that demand has improved significantly since June. Duerr has also launched three separate and aggressive restructuring programs that combine to target EUR60 Million in cost savings by 2021. In addition, the company's free cash flow generation has improved significantly over the past several quarters and its balance sheet remains robust. We believe that management will build value for shareholders via restructuring efforts and that the rebound in end market demand will support higher earnings for the company.

The largest detractor to the Fund's performance for both the quarter and the one-year period was ISS, a facilities services company headquartered in Denmark. ISS provides cleaning services, support services, property services, catering services and security. Before Covid-19, ISS suffered from a massive IT malware attack in early 2020 that disrupted operations and resulted in excess costs. Due to Covid-19, revenue declined by nearly 10% organically in the second quarter. The business segments most significantly impacted by Covid-19 were catering and above-base (work in excess of contract), and this revenue is falling away at a slightly higher margin than anticipated. Despite improving conditions, the near-term outlook remains uncertain and the company issued a rather wide guidance range for the 2020 fiscal year. That said, Covid-19 has significantly increased demand for the company's deep cleaning and disinfection services, which could support revenues in the medium term. ISS has a rather indebted balance sheet, but thanks to the lack of financial covenants and high liquidity, the company should be able to navigate this difficult environment successfully. Although the current environment is more challenging than expected, we are optimistic that the appointment of the new CEO Jacob Aarup-Andersen, who started in September 2020, will provide the company with the fresh perspective it needs to improve its results. We believe ISS remains an attractive investment.

We initiated one new holding in the Fund this quarter: Link Group, an Australia-based firm that provides administration and operating support to a range of financial asset classes. The company's offerings include pension administration to Australian superannuation funds, share registry and corporate actions, employee and executive share plan administration, fund administration, loan servicing, and property transaction administration.

We eliminated positions in ALS Limited (Australia) and Signature Aviation (U.K.) as both companies' share price neared our estimate of intrinsic value. Metso recently completed a merger of its minerals division with Outotec to create Metso Outotec; this position remains in the Fund. The remaining division of Metso, flow control, was renamed Neles and sold during the quarter.

Geographically, we ended the quarter with approximately 70% of our holdings in Europe and the U.K., 10% in Asia, and 8% in Australasia. The remaining positions are in the Americas with 5% in Latin America (Mexico) and 6% in North America (Canada).

We continue to believe the Swiss franc remains overvalued versus the U.S. dollar and we ended September with hedges on 13% of the Fund's franc exposure.

During this unprecedented year, we thank you for your continued confidence and support. We remain committed to finding attractive, undervalued foreign companies with management teams that are dedicated to building shareholder value.

See accompanying Disclosures and Endnotes on page 97.

Oakmark.com 37

Oakmark International Small Cap Fund  September 30, 2020

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.7%
INDUSTRIALS - 38.7%
CAPITAL GOODS - 20.4%
Konecranes OYJ (Finland)	1,740	$54,583
Duerr AG (Germany)	1,427	43,932
Travis Perkins PLC (United Kingdom)	2,390	33,494
Metso Outotec Oyj (Finland)	4,260	29,944
Sulzer AG (Switzerland)	323	25,982
Howden Joinery Group PLC (United Kingdom)	1,660	12,647
Morgan Advanced Materials PLC (United Kingdom)	3,640	11,178
Fluidra SA (Spain) (a)	613	10,404
Bucher Industries AG (Switzerland)	27	10,339
dormakaba Holding AG (Switzerland)	8	4,289
		236,792
COMMERCIAL & PROFESSIONAL SERVICES - 15.5%
ISS A/S (Denmark) (a)	2,212	29,221
Applus Services SA (Spain) (a)	3,505	26,277
Loomis AB (Sweden) (a)	815	22,301
Pagegroup PLC (United Kingdom) (a)	4,150	20,047
Mitie Group PLC (United Kingdom)	44,107	18,668
Hays PLC (United Kingdom)	12,351	18,009
Randstad N.V. (Netherlands) (a)	324	16,931
Babcock International Group PLC (United Kingdom)	4,625	14,943
SThree PLC (United Kingdom)	4,137	12,812
		179,209
TRANSPORTATION - 2.8%
Controladora Vuela Cia de Aviacion SAB de CV (Mexico) (a) (b)	3,099	22,342
DSV PANALPINA A/S (Denmark)	42	6,826
Freightways, Ltd. (New Zealand)	740	3,797
		32,965
		448,966
FINANCIALS - 17.0%
DIVERSIFIED FINANCIALS - 12.9%
Julius Baer Group, Ltd. (Switzerland) (a)	955	40,731
Azimut Holding SpA (Italy)	1,715	31,008
Element Fleet Management Corp. (Canada)	2,920	24,301
EFG International AG (Switzerland)	3,593	20,010
Standard Life Aberdeen PLC (United Kingdom)	5,845	17,046
St James's Place PLC (United Kingdom)	1,394	16,750
		149,846
BANKS - 4.1%
BNK Financial Group, Inc. (South Korea)	7,104	30,736
DGB Financial Group, Inc. (South Korea)	3,479	16,333
		47,069
		196,915
	Shares	Value
CONSUMER DISCRETIONARY - 8.7%
AUTOMOBILES & COMPONENTS - 4.7%
Pirelli & C SpA (Italy) (a)	6,473	$27,793
Autoliv, Inc. (Sweden)	289	21,077
Dometic Group AB (Sweden) (a)	447	5,558
		54,428
CONSUMER SERVICES - 2.1%
Autogrill SpA (Italy) (a)	2,865	12,966
Wynn Macau, Ltd. (China) (a)	6,717	10,713
		23,679
CONSUMER DURABLES & APPAREL - 1.9%
Gildan Activewear, Inc. (Canada)	1,123	22,130
		100,237
INFORMATION TECHNOLOGY - 8.5%
SOFTWARE & SERVICES - 8.2%
Atea ASA (Norway) (a)	3,210	39,370
BlackBerry, Ltd. (Canada) (a)	5,171	23,728
Software AG (Germany)	264	13,000
Equiniti Group PLC (United Kingdom) (a)	6,427	9,454
Link Administration Holdings, Ltd. (Australia)	3,537	9,449
		95,001
TECHNOLOGY HARDWARE & EQUIPMENT - 0.3%
Hirose Electric Co., Ltd. (Japan)	27	3,436
		98,437
COMMUNICATION SERVICES - 8.1%
MEDIA & ENTERTAINMENT - 5.1%
Megacable Holdings SAB de CV (Mexico)	8,201	23,600
oOh!media, Ltd. (Australia)	22,302	19,328
Hakuhodo DY Holdings, Inc. (Japan)	975	12,531
Nordic Entertainment Group AB, Class B (Sweden) (a)	95	4,018
		59,477
TELECOMMUNICATION SERVICES - 3.0%
Tower Bersama Infrastructure Tbk PT (Indonesia)	153,289	13,753
Sarana Menara Nusantara Tbk PT (Indonesia)	190,105	13,223
NOS SGPS SA (Portugal)	2,217	7,876
		34,852
		94,329
MATERIALS - 6.1%
Incitec Pivot, Ltd. (Australia)	21,864	31,790
DS Smith PLC (United Kingdom)	8,191	31,148
Titan Cement International SA (Belgium) (a)	606	7,954
		70,892

See accompanying Notes to Financial Statements.

38 OAKMARK FUNDS

Oakmark International Small Cap Fund  September 30, 2020

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 96.7% (continued)
HEALTH CARE - 5.3%
HEALTH CARE EQUIPMENT & SERVICES - 5.3%
Healius, Ltd. (Australia)	8,116	$20,869
ConvaTec Group PLC (United Kingdom)	7,800	17,996
Elekta AB, Class B (Sweden)	1,050	13,253
Ansell, Ltd. (Australia)	365	9,707
		61,825
CONSUMER STAPLES - 2.2%
HOUSEHOLD & PERSONAL PRODUCTS - 1.3%
Kimberly-Clark de Mexico SAB de CV, Class A (Mexico)	9,473	15,037
FOOD & STAPLES RETAILING - 0.9%
Sugi Holdings Co., Ltd. (Japan)	152	10,723
		25,760
REAL ESTATE - 2.1%
LSL Property Services PLC (United Kingdom) (a) (c)	5,072	14,135
IWG PLC (Switzerland) (a)	3,020	10,133
		24,268
TOTAL COMMON STOCKS - 96.7% (COST $1,246,840)		1,121,629
	Par Value	Value
SHORT-TERM INVESTMENT - 3.0%
REPURCHASE AGREEMENT - 3.0%
Fixed Income Clearing Corp. Repurchase Agreement, 0.05% dated 09/30/20 due 10/01/20, repurchase price $34,485, collateralized by a United States Treasury Notes, 0.125% due 05/15/23 - 08/15/23, aggregate value plus accrued interest of $35,174 (Cost: $34,484)	$34,484	34,484
TOTAL SHORT-TERM INVESTMENTS - 3.0% (COST $34,484)		34,484
TOTAL INVESTMENTS - 99.7% (COST $1,281,324)		1,156,113
Foreign Currencies (Cost $4) - 0.0% (d)		4
Other Assets In Excess of Liabilities - 0.3%		3,449
TOTAL NET ASSETS - 100.0%		$1,159,566

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  See Note 5 in the Notes to Financial Statements regarding investments in affiliated issuers.

(d)  Amount rounds to less than 0.1%.

See accompanying Notes to Financial Statements.

Oakmark.com 39

Oakmark International Small Cap Fund  September 30, 2020

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACT (in thousands)

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 09/30/20	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Swiss Franc	11,771	$12,458	12/16/20	$12,811	$(353)
				$12,811	$(353)

SCHEDULE OF TRANSACTIONS WITH AFFILIATED ISSUERS

Purchase and sale transactions and dividend and interest income earned during the period on these securities are set forth below (in thousands). The industry, country or geographic region for each of the below affiliates can be found in the Schedule of Investments.

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Realized Gain/(Loss)	Change in Unrealized	Dividend Income	Value September 30, 2019	Value September 30, 2020	Percent of Net Assets
LSL Property Services PLC (a)	5,072	$0	$3,215	$257	$1,620	$0	$15,473	$14,135	1.2%
TOTAL	5,072	$0	$3,215	$257	$1,620	$0	$15,473	$14,135	1.2%

(a)  Due to transactions during the year ended September 30, 2020, the company is no longer an affiliate

See accompanying Notes to Financial Statements.

40 OAKMARK FUNDS

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Oakmark.com 41

Oakmark Equity and Income Fund  September 30, 2020

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/95 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/20)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Equity and Income Fund (Investor Class)	4.76%	-0.90%	2.19%	5.72%	6.87%	9.29%	11/01/95
Lipper Balanced Fund Index	6.20%	8.94%	6.92%	8.25%	7.93%	6.94%
S&P 500 Index	8.93%	15.15%	12.28%	14.15%	13.74%	9.34%
Barclays U.S. Govt./Credit Index	0.78%	8.03%	5.86%	4.66%	3.87%	5.35%
Oakmark Equity and Income Fund (Advisor Class)	4.80%	-0.76%	2.32%	N/A	N/A	4.78%	11/30/16
Oakmark Equity and Income Fund (Institutional Class)	4.80%	-0.73%	2.38%	N/A	N/A	4.83%	11/30/16
Oakmark Equity and Income Fund (Service Class)	4.67%	-1.16%	1.93%	5.43%	6.56%	7.63%	07/12/00

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[8]	% of Net Assets
Bank of America Corp.	5.2
Alphabet, Inc., Class A	5.1
TE Connectivity, Ltd.	4.6
General Motors Co.	4.2
Mastercard, Inc., Class A	3.2
Charter Communications, Inc., Class A	2.9
BorgWarner, Inc.	2.8
CVS Health Corp.	2.8
Nestlé SA ADR	2.7
Philip Morris International, Inc.	2.6
FUND STATISTICS
Ticker*	OAKBX
Number of Equity Holdings	41
Net Assets	$7.5 billion
Weighted Average Market Cap	$166.3 billion
Median Market Cap	$27.7 billion
Gross Expense Ratio - Investor Class (as of 09/30/19)*	0.91%
Gross Expense Ratio - Investor Class (as of 09/30/20)*	0.94%
Net Expense Ratio - Investor Class (as of 09/30/20)*†	0.84%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2021.

SECTOR ALLOCATION	% of Net Assets
Equity Investments
Consumer Discretionary	11.8
Financials	11.7
Health Care	9.5
Communication Services	9.1
Information Technology	7.7
Consumer Staples	7.2
Industrials	4.2
Real Estate	1.6
Materials	1.4
Energy	1.2
Total Equity Investments	65.4
Preferred Stocks	0.2
Fixed Income Investments
Corporate Bonds	21.6
Government and Agency Securities	11.2
Bank Loans	0.3
Total Fixed Income Investments	33.1
Short-Term Investments and Other	1.3

See accompanying Disclosures and Endnotes on page 97.

42 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2020

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager

oakbx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakbx@oakmark.com

Adam D. Abbas

Portfolio Manager

oakbx@oakmark.com

It Has Been 25 Years!

By the time shareholders receive the hard copy of this report, the Equity and Income Fund will have celebrated its 25th birthday. The Fund's early years were marked by the dot-com mania, a less than salubrious environment for a value fund, but we persisted. The Fund's fortunes improved with the turn of the millennium and the long-term result has been a fund that has approximately matched the return to stocks (as measured by the S&P 500 Index2) but with less volatility. We normally thank our investors for their commitment to this Fund at the end of the letter, but this time we wish to lead off with thanks for those of you who have been with us from the beginning. We also wish to thank our former co-managers, Edward Studzinski, Matthew Logan and Edward Wojciechowski, for their considerable contributions to the success of this Fund.

Market Distortions

Over the Fund's long history, the stock market has gone through many phases that were identifiable either mid-stream or in hindsight. Earlier, we mentioned the dot-com mania of the late 1990s, which was very difficult for value investors like ourselves. The past few years have been another difficult period. One way to characterize it is to look at the returns of Russell's sub-indexes. Since January 2018, the Russell 1000 Growth Index19 has bested its 1000 Value Index4 by over 19% per year. The spread in 2020 to date is an all-time record: 36%! Professor Kenneth French of Dartmouth looked at this factor by studying 10-year periods.20 In the 90-such 10-year periods for which he had data, growth outperformed value only eight times. Five of those eight time periods were the most recent five. In short, it has certainly been a challenging time for value investors.

Long-term Fund shareholders may recall that during the dot-com era we were critical of the valuations of some established companies. We could not understand why General Electric achieved a price/earnings ratio1 of more than 40 times, yet similar businesses were priced with multiples in the teens. Time has vindicated our skepticism. Over the past few years, GE's share price has declined to single digits, making it very painful for anyone who purchased shares in 1999. Perhaps a better example is Cisco Systems, the company which attained the highest market value in the dot-com era. In 2000, Cisco's market capitalization peaked at a multiple roughly equal to 200 times its annual revenue. Since then, its revenues have increased by 16 times and its stock has been added to the Dow Jones Industrial Average.6 Yet its share price remains below its 2000 peak.

Today, the stock that value investors complain the most about is Tesla, the manufacturer of battery-powered vehicles. We hesitate to quote many valuation measures for this company because its volatility quickly makes such statements obsolete. Nevertheless, during the recent quarter, its market capitalization exceeded a value of $1 million for each car it annually produces. Although the company reports profits, those profits are an outcome of its sale of environmental credits, i.e., it is not profitable on car sales alone. In contrast, Fund holding General Motors sells for less than $10,000 per annually produced vehicle and the company makes profits on those sales. Perhaps Snowflake, which went through its IPO in September, offers an even more salient example of extreme valuation. This eight-year-old company quickly attained a market capitalization similar to IBM's, a company with 120 times as much revenue. In fact, IBM's dividend payout alone is almost 10 times Snowflake's annual revenue.

Now, we do not wish to equate current market conditions with the 1999 experience. Market history often rhymes, but it rarely repeats. The high-multiple stocks today are generally interesting, real businesses unlike some of the short-lived dot-coms 20 years ago. Nevertheless, Cisco also proved to be a real business and has stood the test of time, yet its stock price has never returned to its 2000 heights. The message is simple: price matters, and in the long run it matters a lot. We continue to have no ability to forecast when value investing will once again outperform growth, but we remain certain that as long as human nature does not change, value investing will work. History suggests that value investing enjoys its greatest outperformance when it is most out of fashion. Waiting for this change demands patience, but we can point to the 1999-2000 experience when waiting eventually paid off handsomely.

Do Balanced Funds Have a Future?

As you can well imagine, we absolutely believe that balanced funds, such as Equity and Income, can continue to benefit investors. We offer this assertion in response to the September 23 Financial Times21 article, "Investors wonder if the 60/40 portfolio has a future." In this piece, the author suggests that balanced funds may be obsolete because of their forecasted underperformance given current stock and bond prices. But, underperformance versus what, we ask? And the answer is underperformance compared to balanced funds' previous returns. Indeed, those historic returns have been generous: 7% per annum for the past 40 years and 9% per annum since 1926, for a 60/40 S&P 500/Treasury note portfolio. We agree that a generic portfolio is unlikely to generate those returns today, but in our opinion, this oversimplifies the issue.

The Equity and Income Fund is a flexible balanced fund and its asset allocation and security selection reflect Harris Associates' ever-evolving understanding of value. When equity opportunities are abundant, the equity allocation will be high, and in times of scarcity, the fixed income allocation increases. The Fund is eclectic. It invests in both U.S.- and internationally domiciled equities and bonds and it is agnostic with regards to capitalization. In its fixed income holdings, the Fund invests in investment grade and high-yield corporate debt, government

See accompanying Disclosures and Endnotes on page 97.

Oakmark.com 43

Oakmark Equity and Income Fund  September 30, 2020

Portfolio Manager Commentary (continued)

and government agency debt, bank debt, and preferred stocks. This flexibility provides a key advantage because it allows us to pursue return opportunities wherever we perceive them. And we manage the Fund with high conviction (i.e., concentration) and low turnover.

As described in the previous section, value equities have underperformed for the past decade, such that return possibilities remain significant in that sector. In part, this underperformance results from the fact that market returns have been concentrated in a small number of very large-capitalization growth equities. But while the exalted few have been marching ceaselessly upward, others have been steadily increasing their intrinsic value without recognition in the stock market, creating ever greater opportunity.

It is hard to make the case for generic fixed income investing today. Thirty-year Treasury notes actually yield less than the S&P 500, something that except for a brief moment in the great financial crisis last occurred in the 1950s. Of course, for quite some time we have been warning of the increased riskiness in fixed income investments. This is pure math—when rates shrink to minimal levels, bond prices react more violently to changes in rates. A 10-year Treasury yielding 0.65% offers a modest return with high vulnerability to changing market conditions. But even in this environment, our go-anywhere flexibility enables our fixed income investing team to find pockets of opportunity with which to enhance the Fund's return.

Most importantly, we think that the Financial Times' argument fails because returns are not the only reason for investors to stick with a balanced fund. Balanced funds have endured because they help investors cope with the frailties of human nature. Many of us know individuals who have sold out of equities shortly before the bottom of a bear market period. With the buffered volatility of a balanced fund, investors have generally proven to be better able to maintain their allocation and avoid this kind of error.

To conclude, we believe that balanced funds fill an important role for many investors and that a value-oriented fund, such as Equity and Income, has the potential to meet investor needs even in the current environment. To that end, each of this Fund's managers has added to their holdings in the Fund in 2020.

Quarter and Fiscal-Year Review

The Equity and Income Fund returned 4.8% in the quarter, which compares to 6.2% for the Lipper Balanced Fund Index,17 the Fund's performance benchmark. For the nine months of the calendar year, the Fund lost 6.4%, compared to a gain of 3.6% for the Lipper. For the 12 months ended September 30 (the Fund's fiscal year), Equity and Income earned -0.9%, which compares to 8.9% for the Lipper Balanced Fund Index. The annualized compound rate of return since inception in 1995 is 9.3%, while the corresponding return for the Lipper Index is 6.9%.

TE Connectivity, General Motors, Charter Communications, Ally Financial and Mastercard provided the largest contribution to portfolio return in the quarter. The largest detractors from return were Citigroup, CVS Health, Diamondback Energy, American International Group and Thor. Contributors for the calendar year to date were Charter Communications, Thor, Regeneron Pharmaceuticals, Mastercard and Alphabet. Bank of

America, Citigroup, General Motors, Howmet Aerospace and ChampionX were the leading detractors for the nine months. Finally, for the Fund's fiscal year, the largest contributors were Charter Communications, Mastercard, Regeneron, UnitedHealth Group and Thor. The stocks that detracted most were Citigroup, General Motors, Howmet Aerospace, Bank of America and Howard Hughes.

Transaction Activity

Our transaction activity was modest in the quarter in terms of new purchases and eliminations. We exited CoreLogic, which received a takeover offer at the end of the June quarter that came close to our estimate of the company's intrinsic value. Our trading was far more active than this one elimination indicates, however, as we took advantage of intra-quarter market volatility and worked to become more tax-efficient.

We thank our shareholders for entrusting their assets to the Fund and welcome your questions and comments.

See accompanying Disclosures and Endnotes on page 97.

44 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2020

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 65.4%
CONSUMER DISCRETIONARY - 11.8%
AUTOMOBILES & COMPONENTS - 9.7%
General Motors Co.	10,692	$316,367
BorgWarner, Inc.	5,384	208,592
Lear Corp.	1,161	126,632
Thor Industries, Inc.	808	76,944
		728,535
RETAILING - 1.5%
Booking Holdings, Inc. (a)	36	60,798
Foot Locker, Inc.	1,490	49,198
		109,996
CONSUMER DURABLES & APPAREL - 0.6%
Carter's, Inc.	510	44,130
		882,661
FINANCIALS - 11.7%
BANKS - 7.0%
Bank of America Corp.	16,015	385,797
Citigroup, Inc.	3,189	137,496
		523,293
DIVERSIFIED FINANCIALS - 2.8%
Ally Financial, Inc.	6,418	160,907
State Street Corp.	752	44,592
		205,499
INSURANCE - 1.9%
Reinsurance Group of America, Inc.	1,087	103,443
American International Group, Inc.	1,460	40,183
		143,626
		872,418
HEALTH CARE - 9.5%
HEALTH CARE EQUIPMENT & SERVICES - 6.9%
CVS Health Corp.	3,540	206,716
UnitedHealth Group, Inc.	352	109,693
HCA Healthcare, Inc.	736	91,739
LivaNova PLC (a)	1,280	57,869
Zimmer Biomet Holdings, Inc.	332	45,171
		511,188
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.6%
Agilent Technologies, Inc.	1,258	126,993
Regeneron Pharmaceuticals, Inc. (a)	122	68,181
		195,174
		706,362
COMMUNICATION SERVICES - 9.1%
MEDIA & ENTERTAINMENT - 9.1%
Alphabet, Inc., Class A (a)	262	384,134
Charter Communications, Inc., Class A (a)	343	214,273
Comcast Corp., Class A	1,760	81,422
		679,829
	Shares	Value
INFORMATION TECHNOLOGY - 7.7%
TECHNOLOGY HARDWARE & EQUIPMENT - 4.6%
TE Connectivity, Ltd.	3,493	$341,436
SOFTWARE & SERVICES - 3.1%
Mastercard, Inc., Class A	700	236,550
		577,986
CONSUMER STAPLES - 7.2%
FOOD, BEVERAGE & TOBACCO - 7.2%
Nestlé SA (b)	1,707	203,521
Philip Morris International, Inc.	2,623	196,691
Diageo PLC (b)	584	80,352
Constellation Brands, Inc., Class A	313	59,260
		539,824
INDUSTRIALS - 4.2%
CAPITAL GOODS - 4.2%
Howmet Aerospace, Inc.	6,655	111,267
Johnson Controls International PLC	2,646	108,077
Carlisle Cos., Inc.	773	94,555
		313,899
REAL ESTATE - 1.6%
Gaming and Leisure Properties, Inc. REIT	2,177	80,393
The Howard Hughes Corp. (a)	622	35,833
		116,226
MATERIALS - 1.4%
Glencore PLC (a)	28,371	58,925
Arconic Corp. (a)	1,823	34,723
Sealed Air Corp.	258	10,005
		103,653
ENERGY - 1.2%
PDC Energy, Inc. (a)	2,465	30,549
ChampionX Corp. (a)	3,205	25,605
Diamondback Energy, Inc.	615	18,531
National Oilwell Varco, Inc.	1,615	14,634
		89,319
TOTAL COMMON STOCKS - 65.4% (COST $2,923,676)		4,882,177
PREFERRED STOCKS - 0.2%
FINANCIALS - 0.2%
GMAC Capital Trust I (c), 6.07% (3 mo. USD LIBOR + 5.785%)	498	12,423
COMMUNICATION SERVICES - 0.0% (d)
GCI Liberty, Inc. (e), 7.00%	29	804
TOTAL PREFERRED STOCKS - 0.2% (COST $13,788)		13,227

See accompanying Notes to Financial Statements.

Oakmark.com 45

Oakmark Equity and Income Fund  September 30, 2020

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 33.1%
CORPORATE BONDS - 21.6%
CONSUMER DISCRETIONARY - 5.4%
Adient US LLC, 144A 7.00%, due 05/15/26 (f)	$4,575	$4,900
Aramark Services, Inc., 144A 6.375%, due 05/01/25 (f)	9,900	10,313
Asbury Automotive Group, Inc., 144A 4.50%, due 03/01/28 (f)	1,600	1,610
AutoNation, Inc. 4.75%, due 06/01/30	1,900	2,239
Booking Holdings, Inc. 3.60%, due 06/01/26	14,730	16,317
3.55%, due 03/15/28	9,950	11,100
4.625%, due 04/13/30	4,950	5,947
4.10%, due 04/13/25	1,950	2,194
BorgWarner, Inc. 2.65%, due 07/01/27	4,215	4,448
Boyd Gaming Corp. 6.00%, due 08/15/26	4,975	5,130
Caesars Resort Collection LLC / CRC Finco, Inc., 144A 5.25%, due 10/15/25 (f)	25,870	25,029
CCO Holdings LLC / CCO Holdings Capital Corp., 144A 4.75%, due 03/01/30 (f)	2,980	3,155
5.125%, due 05/01/27 (f)	250	263
Charter Communications Operating LLC / Charter Communications Operating Capital 4.20%, due 03/15/28	9,950	11,292
4.50%, due 02/01/24	2,985	3,310
Expedia Group, Inc. 5.00%, due 02/15/26	31,360	33,446
3.25%, due 02/15/30	10,830	10,435
Foot Locker, Inc. 8.50%, due 01/15/22	4,340	4,622
General Motors Co. 4.875%, due 10/02/23	41,400	45,049
Group 1 Automotive, Inc., 144A 4.00%, due 08/15/28 (f)	495	486
Hasbro, Inc. 3.55%, due 11/19/26	4,970	5,266
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 4.625%, due 04/01/25	6,708	6,775
International Game Technology PLC, 144A 6.50%, due 02/15/25 (f)	19,600	20,849
6.25%, due 02/15/22 (f)	8,503	8,684
6.25%, due 01/15/27 (f)	200	214
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 144A 5.25%, due 06/01/26 (f)	1,000	1,039
5.00%, due 06/01/24 (f)	1,000	1,025
Lear Corp. 4.25%, due 05/15/29	7,955	8,612
3.50%, due 05/30/30	6,950	7,115
Lithia Motors, Inc., 144A 4.625%, due 12/15/27 (f)	2,980	3,077
5.25%, due 08/01/25 (f)	1,990	2,045
	Par Value	Value
Marriott International, Inc. 4.00%, due 04/15/28	$9,761	$10,055
4.15%, due 12/01/23	8,094	8,557
3.60%, due 04/15/24	6,960	7,173
4.625%, due 06/15/30	900	964
MGM Resorts International 6.75%, due 05/01/25	19,850	20,803
Penske Automotive Group, Inc. 5.50%, due 05/15/26	11,343	11,701
5.375%, due 12/01/24	3,580	3,636
Sands China, Ltd. 5.40%, due 08/08/28	5,000	5,562
5.125%, due 08/08/25	3,000	3,273
4.60%, due 08/08/23	2,000	2,132
Scientific Games International, Inc., 144A 5.00%, due 10/15/25 (f)	19,910	20,010
Starbucks Corp. 3.80%, due 08/15/25	9,950	11,251
4.00%, due 11/15/28	2,985	3,516
The William Carter Co., 144A 5.625%, due 03/15/27 (f)	1,750	1,827
Under Armour, Inc. 3.25%, due 06/15/26	12,565	11,842
Wolverine World Wide, Inc., 144A 5.00%, due 09/01/26 (f)	12,140	12,170
Yum! Brands, Inc. 3.875%, due 11/01/23	6,329	6,550
		407,008
INDUSTRIALS - 4.4%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons LLC, 144A 3.50%, due 02/15/23 (f)	12,470	12,679
Bacardi, Ltd., 144A 4.45%, due 05/15/25 (f)	14,900	16,643
BAT Capital Corp. 3.557%, due 08/15/27	6,965	7,522
2.259%, due 03/25/28	2,975	2,990
BAT International Finance PLC 1.668%, due 03/25/26	4,460	4,475
Carrier Global Corp, 144A 2.493%, due 02/15/27 (f)	4,965	5,192
2.242%, due 02/15/25 (f)	4,965	5,179
Delta Air Lines, Inc. 3.40%, due 04/19/21	11,590	11,544
3.80%, due 04/19/23	9,425	9,126
FedEx Corp. 3.80%, due 05/15/25	6,950	7,862
Fedex Corp. Pass Through Trust 1.875%, due 08/20/35	10,900	11,060
Fortune Brands Home & Security, Inc. 4.00%, due 06/15/25	13,430	15,248
4.00%, due 09/21/23	9,945	10,875
Hilton Domestic Operating Co., Inc, 144A 5.75%, due 05/01/28 (f)	900	948
Hilton Domestic Operating Co., Inc. 5.125%, due 05/01/26	16,915	17,410
4.875%, due 01/15/30	11,765	12,118

See accompanying Notes to Financial Statements.

46 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2020

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 33.1% (continued)
CORPORATE BONDS - 21.6% (continued)
Howmet Aerospace, Inc. 6.875%, due 05/01/25	$14,890	$16,453
Johnson Controls International PLC / Tyco Fire & Security Finance SCA 1.75%, due 09/15/30	1,485	1,494
Lennox International, Inc. 1.35%, due 08/01/25	2,000	2,015
1.70%, due 08/01/27	1,995	1,995
Raytheon Technologies Corp. 3.65%, due 08/16/23	169	183
Southwest Airlines Co. 5.125%, due 06/15/27	15,853	17,329
2.65%, due 11/05/20	12,148	12,150
5.25%, due 05/04/25	7,875	8,673
The Boeing Co. 2.70%, due 02/01/27	61,847	60,318
Uber Technologies, Inc., 144A 8.00%, due 11/01/26 (f)	21,430	22,840
7.50%, due 05/15/25 (f)	7,940	8,461
7.50%, due 09/15/27 (f)	4,470	4,783
WESCO Distribution, Inc. 5.375%, due 06/15/24	13,675	14,034
5.375%, due 12/15/21	5,305	5,305
		326,904
FINANCIALS - 4.0%
Ally Financial, Inc. 3.875%, due 05/21/24	7,950	8,472
Bank of America Corp. 4.45%, due 03/03/26	5,000	5,767
BNP Paribas SA, 144A 7.625% (USD 5 Year Swap rate + 6.314%) (c) (e) (f)	5,000	5,088
CenterState Bank Corp. 5.75% (SOFRRATE + 5.617%), due 06/01/30 (c)	4,960	5,156
Citigroup, Inc. 3.352%(3 mo. USD LIBOR + 0.897%), due 04/24/25 (c)	22,860	24,733
3.40%, due 05/01/26	15,000	16,673
CNO Financial Group, Inc. 5.25%, due 05/30/25	5,895	6,761
Credit Suisse Group AG, 144A 7.50%(USD 5 Year Swap rate + 4.598%) (c) (e) (f)	30,000	32,700
6.25%(USD 5 Year Swap rate + 3.455%) (c) (e) (f)	7,000	7,498
Credit Suisse Group Funding Guernsey, Ltd. 3.125%, due 12/10/20	25,000	25,130
E*TRADE Financial Corp. 2.95%, due 08/24/22	11,965	12,465
JPMorgan Chase & Co. 1.494% (3 mo. USD LIBOR + 1.230%), due 10/24/23 (c)	19,910	20,217
MSCI, Inc., 144A 5.375%, due 05/15/27 (f)	6,965	7,435
4.75%, due 08/01/26 (f)	5,925	6,147
	Par Value	Value
Principal Life Global Funding II, 144A 2.375%, due 11/21/21 (f)	$6,970	$7,119
Reinsurance Group of America, Inc. 3.15%, due 06/15/30	6,900	7,512
3.95%, due 09/15/26	4,905	5,525
S&P Global, Inc. 2.95%, due 01/22/27	9,810	10,975
Stifel Financial Corp. 4.00%, due 05/15/30	6,900	7,641
The Charles Schwab Corp. 3.25%, due 05/21/21	19,895	20,214
The Goldman Sachs Group, Inc. 2.35%, due 11/15/21	14,616	14,650
3.20%, due 02/23/23	7,000	7,422
1.997%(3 mo. USD LIBOR + 1.750%), due 10/28/27 (c)	2,975	3,098
2.625%, due 04/25/21	2,000	2,022
2.875%, due 02/25/21	1,000	1,008
Wells Fargo & Co. 3.069%, due 01/24/23	14,930	15,399
1.491%(3 mo. USD LIBOR + 1.230%), due 10/31/23 (c)	8,603	8,710
		295,537
HEALTH CARE - 1.6%
AbbVie, Inc., 144A 2.95%, due 11/21/26 (f)	6,955	7,576
Becton Dickinson and Co. 3.363%, due 06/06/24	2,985	3,230
Centene Corp. 4.75%, due 05/15/22	20,084	20,335
4.25%, due 12/15/27	2,980	3,118
4.75%, due 01/15/25	994	1,022
CVS Health Corp. 5.00%, due 12/01/24	6,880	7,914
Danaher Corp. 2.60%, due 10/01/50	1,980	1,941
HCA, Inc. 5.625%, due 09/01/28	2,985	3,415
5.375%, due 09/01/26	500	552
IQVIA, Inc., 144A 5.00%, due 10/15/26 (f)	7,800	8,151
Johnson & Johnson 1.30%, due 09/01/30	915	922
McKesson Corp. 3.65%, due 11/30/20	19,890	19,998
3.95%, due 02/16/28	2,985	3,480
Perrigo Finance Unlimite Co. 3.15%, due 06/15/30	1,050	1,084
Regeneron Pharmaceuticals, Inc. 1.75%, due 09/15/30	5,950	5,824
Universal Health Services, Inc., 144A 5.00%, due 06/01/26 (f)	12,805	13,253
Zimmer Biomet Holdings, Inc. 3.05%, due 01/15/26	4,965	5,448
0.977%(3 mo. USD LIBOR + 0.750%), due 03/19/21 (c)	4,975	4,976
3.15%, due 04/01/22	3,810	3,941
3.70%, due 03/19/23	2,985	3,187
		119,367

See accompanying Notes to Financial Statements.

Oakmark.com 47

Oakmark Equity and Income Fund  September 30, 2020

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 33.1% (continued)
CORPORATE BONDS - 21.6% (continued)
REAL ESTATE - 1.6%
GLP Capital, LP / GLP Financing II, Inc. REIT 5.375%, due 11/01/23	$12,000	$12,840
4.00%, due 01/15/31	9,425	9,812
5.75%, due 06/01/28	4,975	5,680
5.25%, due 06/01/25	4,975	5,402
5.375%, due 04/15/26	3,925	4,350
MGM Growth Properties Operating Partnership, LP / MGP Finance Co-Issuer, Inc. REIT 5.625%, due 05/01/24	2,945	3,123
Omega Healthcare Investors, Inc. REIT 5.25%, due 01/15/26	14,942	16,321
4.375%, due 08/01/23	15,046	16,133
The Howard Hughes Corp., 144A 5.375%, due 08/01/28 (f)	18,900	18,890
5.375%, due 03/15/25 (f)	5,895	5,990
Ventas Realty, LP REIT 4.75%, due 11/15/30	13,090	15,359
3.125%, due 06/15/23	2,490	2,599
3.50%, due 02/01/25	900	972
		117,471
INFORMATION TECHNOLOGY - 1.5%
Avnet, Inc. 4.875%, due 12/01/22	8,275	8,867
3.75%, due 12/01/21	4,710	4,845
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.00%, due 01/15/22	14,930	15,359
3.625%, due 01/15/24	9,955	10,707
3.50%, due 01/15/28	4,975	5,375
Broadcom, Inc. 4.70%, due 04/15/25	6,950	7,897
CommScope, Inc., 144A 5.50%, due 03/01/24 (f)	3,480	3,576
Dell International LLC / EMC Corp., 144A 5.45%, due 06/15/23 (f)	14,725	16,143
4.42%, due 06/15/21 (f)	734	751
Itron, Inc., 144A 5.00%, due 01/15/26 (f)	11,035	11,311
Lam Research Corp. 2.80%, due 06/15/21	4,910	4,986
Motorola Solutions, Inc. 4.60%, due 02/23/28	2,985	3,485
NortonLifeLock, Inc.,144A 5.00%, due 04/15/25 (f)	1,000	1,024
Qorvo, Inc. 5.50%, due 07/15/26	4,975	5,276
Qorvo, Inc., 144A 3.375%, due 04/01/31 (f)	1,000	1,016
Tyco Electronics Group SA 3.70%, due 02/15/26	9,830	11,037
		111,655
ENERGY - 1.3%
Apergy Corp. 6.375%, due 05/01/26	16,119	15,397
Cenovus Energy, Inc. 5.375%, due 07/15/25	4,960	4,774
	Par Value	Value
Diamondback Energy, Inc. 4.75%, due 05/31/25	$2,900	$3,128
National Oilwell Varco, Inc. 3.60%, due 12/01/29	24,835	24,122
Occidental Petroleum Corp. 3.50%, due 08/15/29	6,945	5,321
Oceaneering International, Inc. 4.65%, due 11/15/24	8,485	6,236
Parsley Energy LLC / Parsley Finance Corp, 144A 4.125%, due 02/15/28 (f)	18,076	16,991
PBF Holding Co. LLC / PBF Finance Corp., 144A 6.00%, due 02/15/28 (f)	2,000	1,342
9.25%, due 05/15/25 (f)	100	103
Schlumberger Holdings Corp., 144A 4.00%, due 12/21/25 (f)	9,830	11,006
Valero Energy Corp. 2.85%, due 04/15/25	9,915	10,405
		98,825
COMMUNICATION SERVICES - 1.2%
Netflix, Inc. 4.875%, due 04/15/28	33,740	37,705
5.875%, due 02/15/25	11,940	13,462
5.875%, due 11/15/28	6,965	8,311
5.375%, due 02/01/21	1,990	2,010
Netflix, Inc., 144A 5.375%, due 11/15/29 (f)	4,970	5,858
T-Mobile USA, Inc., 144A 3.75%, due 04/15/27 (f)	19,855	22,280
3.50%, due 04/15/25 (f)	1,985	2,178
Twitter, Inc., 144A 3.875%, due 12/15/27 (f)	700	719
Zayo Group Holdings, Inc., 144A 4.00%, due 03/01/27 (f)	250	246
		92,769
CONSUMER STAPLES - 0.3%
Constellation Brands, Inc. 3.15%, due 08/01/29	7,115	7,767
Kraft Heinz Foods Co, 144A 3.875%, due 05/15/27 (f)	1,900	2,012
Post Holdings, Inc., 144A 5.00%, due 08/15/26 (f)	2,000	2,050
5.75%, due 03/01/27 (f)	500	525
Smithfield Foods, Inc., 144A 3.35%, due 02/01/22 (f)	4,975	5,028
2.65%, due 10/03/21 (f)	3,980	4,005
4.25%, due 02/01/27 (f)	995	1,087
Sysco Corp. 5.65%, due 04/01/25	995	1,177
		23,651
MATERIALS - 0.3%
Glencore Funding LLC, 144A 3.875%, due 10/27/27 (f)	9,950	10,849
3.00%, due 10/27/22 (f)	9,950	10,292
		21,141
Total Corporate Bonds (Cost $1,537,544)		1,614,328

See accompanying Notes to Financial Statements.

48 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2020

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 33.1% (continued)
GOVERNMENT AND AGENCY SECURITIES - 11.2%
U.S. GOVERNMENT NOTES - 10.5%
United States Treasury Notes 2.125%, due 08/15/21	$300,000	$305,227
2.375%, due 12/31/20	198,945	200,054
2.00%, due 11/30/22	74,625	77,636
1.75%, due 03/31/22	74,645	76,459
2.125%, due 12/31/22	49,745	51,968
1.875%, due 11/30/21	49,785	50,792
2.125%, due 01/31/21	24,570	24,733
		786,869
U.S. GOVERNMENT AGENCIES - 0.7%
Federal Home Loan Mortgage Corp., 0.32%, due 07/08/22	25,000	25,002
Federal Farm Credit Banks Funding Corp., 0.37%, due 04/13/23	25,000	24,977
		49,979
Total Government and Agency Securities (Cost $826,539)		836,848
BANK LOANS - 0.3%
ENERGY - 0.2%
Apergy Corp. 2020 Term Loan 6.00% (1 mo. USD LIBOR + 5.00%), due 05/28/27 (c)	13,529	13,444
HEALTH CARE - 0.1%
HCA, Inc. Term Loan B12 1.90% (1 mo. USD LIBOR + 0.750%), due 03/13/25 (c)	4,186	4,163
HCA, Inc. Term Loan B13 1.90% (1 mo. USD LIBOR + 0.750%), due 03/18/26 (c)	4,962	4,935
		9,098
INDUSTRIALS - 0.0% (d)
Uber Technologies, Inc. Term Loan 0.00%, due 04/04/25 (g)	1,000	991
Total Bank Loans (Cost $23,481)		23,533
TOTAL FIXED INCOME - 33.1% (COST $2,387,564)		2,474,709
SHORT-TERM INVESTMENTS - 1.0%
REPURCHASE AGREEMENT - 0.8%
Fixed Income Clearing Corp. Repurchase Agreement, 0.05% dated 09/30/20 due 10/01/20, repurchase price $56,611, collateralized by United States Treasury Note, 2.625% due 12/31/23, value plus accrued interest of $57,744 (Cost: $56,611)	56,611	56,611
	Par Value	Value
COMMERCIAL PAPER - 0.2%
Schlumberger Holdings, 144A, 0.40%, due 10/09/20 (f) (h) (Cost $14,999)	$15,000	$15,000
TOTAL SHORT-TERM INVESTMENTS - 1.0% (COST $71,610)		71,611
TOTAL INVESTMENTS - 99.7% (COST $5,396,638)		7,441,724
Foreign Currencies (Cost $0) - 0.0% (d)		0	(i)
Other Assets In Excess of Liabilities - 0.3%		21,117
NET ASSETS - 100.0%		$7,462,841

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  Floating Rate Note. Rate shown is as of September 30, 2020.

(d)  Amount rounds to less than 0.1%.

(e)  Security is perpetual and has no stated maturity date.

(f)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers.

(g)  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

(h)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(i)  Amount rounds to less than $1,000.

Abbreviations:

  REIT: Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Oakmark.com 49

Oakmark Bond Fund  September 30, 2020

Summary Information

PERFORMANCE

		Average Annual Total Returns (as of 09/30/20)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Bond Fund (Institutional Class)	2.14%	N/A	N/A	N/A	N/A	2.07%	06/10/20
Barclays U.S. Aggregate Bond Index	0.62%	N/A	N/A	N/A	N/A	1.04%
Lipper Core Plus Bond Fund Index	1.45%	N/A	N/A	N/A	N/A	0.99%
Oakmark Bond Fund (Advisor Class)	2.11%	N/A	N/A	N/A	N/A	2.04%	06/10/20

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN FIXED INCOME HOLDINGS	% of Net Assets
U.S. Treasury Note 0.25% 05/31/25	7.5
Fed Home Ln Bks CC20	6.3
U.S. Treasury Note 0.375% 03/31/22	5.0
FFCB 0.36 09/24/24	5.0
FHLMC QC 12/20	3.8
Netflix 5.5% 02/15/22	2.7
Marriott CC 11/23	2.0
Hilton CC 01/25	1.6
T-Mobile CC 03/22	1.6
Regeneron Pharma CC 06/30	1.5
FUND STATISTICS
Ticker*	OANCX
Number of Fixed Income Holdings	67
Net Assets	$79.6 million
Weighted Average Maturity	6.8 years
Effective Duration	5.3 years
Unsubsidized 30-Day SEC Yield*@	.98%
Subsidized 30-Day SEC Yield*@	1.34%
Gross Expense Ratio - Institutional Class (as of 09/30/20)*+	2.42%
Net Expense Ratio - Institutional Class (as of 09/30/20)*+	0.44%

*  This information is related to the Institutional Class. Please visit Oakmark.com for information related to the Advisor Class.

+  Data has been annualized.

@  SEC Yield is an annualization of the Fund's net investment income for the trailing 30-day period. Dividends paid by the Fund may be higher or lower than implied by the SEC Yield.

SECTOR ALLOCATION	% of Net Assets
Corporate Debt	59.0
U.S. Agency	15.1
U.S. Treasury	12.6
Bank Loans	3.4
Preferred Stock	1.2
Convertible Bond	0.3
Short-Term Investments and Other	8.4

See accompanying Disclosures and Endnotes on page 97.

50 OAKMARK FUNDS

Oakmark Bond Fund  September 30, 2020

Portfolio Manager Commentary

M. Colin Hudson, CFA

Portfolio Manager

Adam D. Abbas

Portfolio Manager

We're pleased to introduce you to the Oakmark Bond Fund, the first dedicated bond fund in Oakmark's history. As a natural extension of our value-driven investment philosophy, we incepted the Fund in June of this year to take advantage of opportunities in the fixed income space. We look forward to telling you more about the Fund and these investment opportunities on or about December 15, 2020, when we publish an updated Prospectus. In the meantime, we wanted to provide a brief performance update followed by some thoughts on the market.

Performance

Since launched on June 10, 2020, the Oakmark Bond Fund returned 2.07%, outperforming its benchmark by 1.0%. This outperformance was largely due to the Fund's overweight allocation to corporate credit (55%) versus the benchmark (29%). Performance was driven by positive security selection (+89 basis points) and positive allocation (+70 basis points) effects, while modestly hurt (-36 basis points) by its short duration position versus the benchmark (5.3 years vs. 6.1 years).

Although the Fund has a more aggressive allocation to corporate credit than the benchmark given its high yield exposure at 22% of the total portfolio versus 0% for the benchmark, the quality of its corporate credit holding remains high with 18% of corporate holdings in "A" rated credit, 25% in "BBB," 16% (72% of HY) of corporates in BB, and just 6% of the overall portfolio in B or below rated credit with underweight positions in volatile sectors like basic materials. During the year, weighting to higher rated credit was opportunistically increased as credit default spreads contracted.

Market Outlook

The fixed income market continued the momentum from the previous quarter with tighter credit spreads (lower default risk) across virtually all fixed income asset classes, sectors and quality buckets. The economic recovery from the sudden stop in the first quarter continued to gain traction as businesses slowly reopened and the Federal Reserve (Fed) maintained an ultra-supportive stance through monetary tools and forward guidance. Notably, for the first time in its history, the Fed announced a departure from its absolute 2% inflation target and replaced the objective with an average 2% inflation goal. Although the change in language appears trivial, the central bank's signal was historic in that it showed a willingness to overshoot its 2% inflation objective for a sustained period. While the shift had little effect on inflation expectations (break-evens were unchanged), U.S. Treasurys continued to see a strong bid from buyers who translated the central banks pivot to a lower for longer scenario for risk free rates.

We hope you have a safe and happy holiday season.

Adam Abbas and Colin Hudson, Portfolio Managers

New Fund Risk: The Fund is recently established and has limited operating history. The Fund may not be successful in implementing its investment strategy.

Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments.

Bond values fluctuate in price so the value of your investment can go down depending on market conditions.

High yield bonds are rated below BBB/Baa. Ratings are determined by third-party rating agencies such as Standard & Poor's or Moody's and are an indication of a bond's credit quality. Investment grade refers to bonds rated BBB/Baa or higher. Ratings are determined by third-party rating agencies such as Standard & Poor's or Moody's and are an indication of a bond's credit quality.

Duration is a bond's price sensitivity to interest rate changes.

See accompanying Disclosures and Endnotes on page 97.

Oakmark.com 51

Oakmark Bond Fund  September 30, 2020

Schedule of Investments (in thousands)

	Shares	Value
PREFERRED STOCKS - 1.2%
COMMUNICATION SERVICES - 0.7%
GCI Liberty, Inc. (a), 7.00%	19	$532
FINANCIALS - 0.5%
GMAC Capital Trust I (b), 6.07% (3 mo. USD LIBOR + 5.785%)	18	443
TOTAL PREFERRED STOCKS - 1.2% (COST $907)		975
	Par Value	Value
FIXED INCOME - 90.4%
CORPORATE BONDS - 59.0%
INDUSTRIALS - 13.9%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons LLC, 144A 3.50%, due 02/15/23 (c)	$1,000	1,017
BAT Capital Corp. 2.259%, due 03/25/28	1,000	1,005
Delta Air Lines, Inc. / SkyMiles IP, Ltd, 144A 4.75%, due 10/20/28 (c)	1,000	1,038
Fedex Corp. Pass Through Trust 1.875%, due 08/20/35	1,000	1,015
Hilton Domestic Operating Co., Inc. 4.875%, due 01/15/30	1,250	1,287
Howmet Aerospace, Inc. 6.875%, due 05/01/25	750	829
Johnson Controls International PLC / Tyco Fire & Security Finance SCA 1.75%, due 09/15/30	500	503
Lennox International, Inc. 1.70%, due 08/01/27	1,000	1,000
Southwest Airlines Co. 5.125%, due 06/15/27	1,000	1,093
The Boeing Co. 2.70%, due 02/01/27	750	731
Uber Technologies, Inc., 144A 7.50%, due 09/15/27 (c)	1,000	1,070
United Rentals North America, Inc. 3.875%, due 02/15/31	500	508
		11,096
CONSUMER DISCRETIONARY - 10.3%
Aramark Services, Inc, 144A 5.00%, due 02/01/28 (c)	500	504
AutoNation, Inc. 4.75%, due 06/01/30	750	884
Booking Holdings, Inc. 3.55%, due 03/15/28	1,000	1,116
BorgWarner, Inc. 2.65%, due 07/01/27	750	791
CCO Holdings LLC / CCO Holdings Capital Corp., 144A 4.25%, due 02/01/31 (c)	500	518
Group 1 Automotive, Inc., 144A 4.00%, due 08/15/28 (c)	1,000	983
Lithia Motors, Inc., 144A 4.375%, due 01/15/31 (c)	250	250
	Par Value	Value
Marriott International, Inc. 4.15%, due 12/01/23	$1,500	$1,586
4.625%, due 06/15/30	750	803
3.125%, due 06/15/26	250	249
MGM Growth Properties Operating Partnership, LP / MGP Finance Co-Issuer, Inc. REIT 4.50%, due 01/15/28	500	509
		8,193
HEALTH CARE - 10.3%
AbbVie, Inc., 144A 2.95%, due 11/21/26 (c)	750	817
Danaher Corp. 2.60%, due 10/01/50	1,000	980
Emergent BioSolutions, Inc., 144A 3.875%, due 08/15/28 (c)	250	251
Johnson & Johnson 1.30%, due 09/01/30	1,000	1,008
Merck & Co, Inc. 1.45%, due 06/24/30	1,000	1,014
Perrigo Finance Unlimite Co. 3.15%, due 06/15/30	750	774
Regeneron Pharmaceuticals, Inc. 1.75%, due 09/15/30	1,250	1,224
Tenet Healthcare Corp, 144A 6.125%, due 10/01/28 (c)	500	486
Universal Health Services, Inc., 144A 5.00%, due 06/01/26 (c)	500	518
Zimmer Biomet Holdings, Inc. 3.55%, due 03/20/30	1,000	1,120
		8,192
COMMUNICATION SERVICES - 6.3%
Comcast Corp. 3.15%, due 03/01/26	1,000	1,117
Netflix, Inc. 5.50%, due 02/15/22	2,000	2,095
4.875%, due 04/15/28	500	559
T-Mobile USA, Inc. 4.00%, due 04/15/22	1,211	1,247
		5,018
FINANCIALS - 5.2%
Ally Financial, Inc. 4.125%, due 02/13/22	500	518
Credit Suisse Group AG, 144A 6.25% (USD 5 Year Swap rate + 3.455%) (a) (b) (c)	500	535
Reinsurance Group of America, Inc. 3.15%, due 06/15/30	1,000	1,089
US Bancorp 1.375%, due 07/22/30	1,000	992
Wells Fargo & Co. 1.654% (SOFRRATE + 1.600%), due 06/02/24 (b)	1,000	1,019
		4,153

See accompanying Notes to Financial Statements.

52 OAKMARK FUNDS

Oakmark Bond Fund  September 30, 2020

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 90.4% (continued)
CORPORATE BONDS - 59.0% (continued)
INFORMATION TECHNOLOGY - 4.4%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.875%, due 01/15/27	$750	$831
CDW LLC / CDW Finance Corp. 4.125%, due 05/01/25	500	516
Qorvo, Inc., 144A 3.375%, due 04/01/31 (c)	1,000	1,016
QUALCOMM, Inc. 3.45%, due 05/20/25	1,000	1,115
		3,478
REAL ESTATE - 4.2%
GLP Capital, LP / GLP Financing II, Inc. REIT 4.00%, due 01/15/31	500	521
The Howard Hughes Corp., 144A 5.375%, due 08/01/28 (c)	1,000	1,000
Ventas Realty, LP / Ventas Capital Corp. REIT 3.25%, due 08/15/22	590	613
Ventas Realty, LP REIT 4.75%, due 11/15/30	1,000	1,173
		3,307
ENERGY - 2.1%
Cenovus Energy, Inc. 5.375%, due 07/15/25	500	481
National Oilwell Varco, Inc. 3.60%, due 12/01/29	750	729
Parsley Energy LLC / Parsley Finance Corp, 144A 4.125%, due 02/15/28 (c)	500	470
		1,680
CONSUMER STAPLES - 1.7%
Kraft Heinz Foods Co, 144A 3.875%, due 05/15/27 (c)	500	529
Sysco Corp. 3.30%, due 07/15/26	750	818
		1,347
TECHNOLOGY - 0.6%
Logan Merger Sub, Inc., 144A 5.50%, due 09/01/27 (c)	500	506
Total Corporate Bonds (Cost $46,201)		46,970
GOVERNMENT AND AGENCY SECURITIES - 27.7%
U.S. GOVERNMENT AGENCIES - 15.1%
Federal Home Loan Bank, 0.44%, due 06/29/23	5,000	4,993
Federal Farm Credit Banks Funding Corp., 0.36%, due 09/24/24	4,000	3,997
Federal Home Loan Mortgage Corp., 0.51%, due 12/29/23	3,000	3,000
		11,990
	Par Value	Value
U.S. GOVERNMENT NOTES - 12.6%
United States Treasury Notes 0.25%, due 05/31/25	$6,000	$6,001
0.375%, due 03/31/22	4,000	4,014
		10,015
Total Government and Agency Securities (Cost $21,989)		22,005
BANK LOANS - 3.4%
ENERGY - 2.1%
Apergy Corp. 2020 Term Loan 0.00%, due 05/28/27 (d)	1,000	994
Chesapeake Energy Corp. 2019 Last Out Term Loan 0.00%, due 06/24/24 (d)	1,000	699
		1,693
INDUSTRIALS - 1.3%
Uber Technologies, Inc. Term Loan 0.00%, due 04/04/25 (d)	1,000	991
Total Bank Loans (Cost $2,530)		2,684
CONVERTIBLE BOND - 0.3%
Livanova Usa, Inc., 144A, 3.00%, due 12/15/25 (c) (Cost $250)	250	261
TOTAL FIXED INCOME - 90.4% (COST $70,970)		71,920
SHORT-TERM INVESTMENTS - 12.4%
REPURCHASE AGREEMENT - 12.4%
Fixed Income Clearing Corp. Repurchase Agreement, 0.05% dated 09/30/20 due 10/01/20, repurchase price $ 9,886, collateralized by a United States Treasury Note, 0.125% due 05/15/23, value plus accrued interest of $ 10,084 (Cost: $9,886)	9,886	9,886
TOTAL SHORT-TERM INVESTMENTS - 12.4% (COST $9,886)		9,886
TOTAL INVESTMENTS - 104.0% (COST $81,763)		82,781
Liabilities In Excess of Other Assets - (4.0)%		(3,182)
NET ASSETS - 100.0%		$79,599

(a)  Security is perpetual and has no stated maturity date.

(b)  Floating Rate Note. Rate shown is as of September 30, 2020.

(c)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers.

(d)  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

Abbreviations:

  REIT: Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Oakmark.com 53

Oakmark Funds

Statements of Assets and Liabilities—September 30, 2020

(in thousands except per share amounts)

	Oakmark Fund		Oakmark Select Fund		Oakmark Global Fund		Oakmark Global Select Fund
Assets
Investments in unaffiliated securities, at value (a)	$10,596,557		$3,317,088		$1,147,296		$1,242,127
Investments in affiliated securities, at value (b)	0		0		0		0
Repurchase agreement at value (c)	879,268		90,050		27,363		13,056
Cash	0		0		0		0
Foreign currency, at value (d)	0	(e)	0		2,242		0	(e)
Receivable for:
Securities sold	0	(e)	0		3,709		38,921
Fund shares sold	7,589		2,503		210		447
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	4,138		160		328		166
Tax reclaim from unaffiliated securities	0		0		1,272		1,067
Total receivables	11,727		2,663		5,519		40,601
Other assets	22		4		1		1
Total assets	$11,487,574		$3,409,805		$1,182,421		$1,295,785
Liabilities and net assets
Payable for:
Due to custodian	$0		$0		$0		$0
Securities purchased	0		0		4,697		2,236
Fund shares redeemed	12,440		2,480		642		1,429
Options written, at value	154,238	(f)	6,559	(f)	0		0
Forward foreign currency contracts	0		0		441		701
Investment advisory fee	1,226		443		166		185
Other shareholder servicing fees	1,645		501		153		159
Transfer and dividend disbursing agent fees	98		53		27		10
Trustee fees (benefit)	3		2		1		1
Deferred trustee compensation	1,003		416		242		182
Other	571		257		191		183
Total liabilities	171,224		10,711		6,560		5,086
Net assets applicable to Fund shares outstanding	$11,316,350		$3,399,094		$1,175,861		$1,290,699
Analysis of net assets
Paid in capital	$7,630,645		$2,322,789		$1,010,805		$1,197,163
Distributable Earnings	3,685,705		1,076,305		165,056		93,536
Net assets applicable to Fund shares outstanding	$11,316,350		$3,399,094		$1,175,861		$1,290,699
Price of shares
Net asset value, offering and redemption price per share: Investor Class	$72.67		$37.98		$24.73		$16.86
Investor Class—Net assets	$6,153,358		$1,410,150		$645,183		$483,671
Investor Class—Shares outstanding (Unlimited shares authorized)	84,680		37,127		26,093		28,690
Net asset value, offering and redemption price per share: Advisor Class	$72.67		$37.99		$24.74		$16.85
Advisor Class—Net assets	$3,269,529		$1,436,188		$208,965		$392,744
Advisor Class—Shares outstanding (Unlimited shares authorized)	44,993		37,802		8,447		23,311
Net asset value, offering and redemption price per share: Institutional Class	$72.72		$38.01		$24.75		$16.86
Institutional Class—Net assets	$1,839,740		$550,215		$313,401		$414,284
Institutional Class—Shares outstanding (Unlimited shares authorized)	25,300		14,475		12,664		24,572
Net asset value, offering and redemption price per share: Service Class	$72.36	(g)	$37.57	(g)	$23.93	(g)	$0
Service Class—Net assets	$53,723		$2,541		$8,312		$0
Service Class—Shares outstanding (Unlimited shares authorized)	742		68		347		0
(a) Identified cost of investments in unaffiliated securities.	$6,842,438		$2,188,910		$968,589		$1,119,974
(b) Identified cost of investments in affiliated securities.	$0		$0		$0		$0
(c) Identified cost of Repurchase agreement.	$879,268		$90,050		$27,363		$13,056
(d) Identified cost of foreign currency.	$0	(e)	$0		$2,242		$0	(e)

(e)  Amount rounds to less than $1,000.

(f)    Written options premiums received of $150,732 and $12,120 (in thousands) for the Oakmark Fund and the Oakmark Select Fund, respectively.

(g)  Net assets have been rounded for presentation purposes. The net asset value per share shown is as reported on September 30, 2020.
See accompanying Notes to Financial Statements.

54 OAKMARK FUNDS

	Oakmark International Fund	Oakmark International Small Cap Fund		Oakmark Equity and Income Fund		Oakmark Bond Fund
Assets
Investments in unaffiliated securities, at value (a)	$18,458,388	$1,121,629		$7,385,113		$72,895
Investments in affiliated securities, at value (b)	2,739,957	0		0		0
Repurchase agreement at value (c)	312,866	34,484		56,611		9,886
Cash	26	38		0		0
Foreign currency, at value (d)	48,734	4		0	(e)	0
Receivable for:
Securities sold	132,123	4,414		16,108		502
Fund shares sold	28,069	531		1,767		0
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	20,648	903		29,497		419
Tax reclaim from unaffiliated securities	30,928	1,580		1,402		0
Total receivables	211,768	7,428		48,774		921
Other assets	4	2		2		0
Total assets	$21,771,743	$1,163,585		$7,490,500		$83,702
Liabilities and net assets
Payable for:
Due to custodian	$0	$0		$0		$15
Securities purchased	59,551	1,615		3,204		4,015
Fund shares redeemed	37,803	1,309		20,698		0
Options written, at value	0	0		0		0
Forward foreign currency contracts	5,819	353		0		0
Investment advisory fee	2,537	198		711		2
Other shareholder servicing fees	2,570	99		1,471		0
Transfer and dividend disbursing agent fees	60	11		71		0
Trustee fees (benefit)	5	1		2		(3)
Deferred trustee compensation	1,504	229		1,001		5
Other	1,841	204		501		69
Total liabilities	111,690	4,019		27,659		4,103
Net assets applicable to Fund shares outstanding	$21,660,053	$1,159,566		$7,462,841		$79,599
Analysis of net assets
Paid in capital	$29,550,552	$1,485,379		$5,124,410		$78,393
Distributable Earnings	(7,890,499)	(325,813)		2,338,431		1,206
Net assets applicable to Fund shares outstanding	$21,660,053	$1,159,566		$7,462,841		$79,599
Price of shares
Net asset value, offering and redemption price per share: Investor Class	$19.91	$13.67		$27.50		$0
Investor Class—Net assets	$7,959,887	$388,874		$5,492,411		$0
Investor Class—Shares outstanding (Unlimited shares authorized)	399,782	28,443		199,742		0
Net asset value, offering and redemption price per share: Advisor Class	$19.89	$13.69		$27.51		$10.16	(g)
Advisor Class—Net assets	$6,282,844	$155,685		$951,863		$611
Advisor Class—Shares outstanding (Unlimited shares authorized)	315,840	11,374		34,601		60
Net asset value, offering and redemption price per share: Institutional Class	$19.92	$13.65		$27.52		$10.17
Institutional Class—Net assets	$7,233,514	$614,172		$844,257		$78,988
Institutional Class—Shares outstanding (Unlimited shares authorized)	363,157	44,979		30,676		7,766
Net asset value, offering and redemption price per share: Service Class	$20.04	$13.56	(g)	$27.32		$0
Service Class—Net assets	$183,808	$835		$174,310		$0
Service Class—Shares outstanding (Unlimited shares authorized)	9,174	62		6,381		0
(a) Identified cost of investments in unaffiliated securities.	$21,646,406	$1,246,840		$5,340,027		$71,877
(b) Identified cost of investments in affiliated securities.	$4,597,944	$0		$0		$0
(c) Identified cost of Repurchase agreement.	$312,866	$34,484		$56,611		$9,886
(d) Identified cost of foreign currency.	$48,691	$4		$0	(e)	$0

Oakmark.com 55

Oakmark Funds

Statements of Operations—For the Year Ended September 30, 2020

(in thousands)

Oakmark Fund	Oakmark Select Fund	Oakmark Global Fund		Oakmark Global Select Fund	Oakmark International Fund
Investment Income:
Dividends from unaffiliated securities $224,978	$45,801	$19,156		$22,255	$319,860
Dividends from affiliated securities 0	0	0		0	23,765
Interest income from unaffiliated securities 6,116	1,746	323		520	7,761
Non-cash dividends from affiliated securities 0	0	0		0	17,297
Non-cash dividends from unaffiliated securities 0	0	371		0	4,509
Security lending income 0	0	0		0	1,070
Other income 0	0	0		0	4,137
Foreign taxes withheld (338)	(28)	(1,171)		(1,372)	(9,182)
Total investment income 230,756	47,519	18,679		21,403	369,217
Expenses:
Investment advisory fee 103,409	36,127	14,319		15,939	217,418
Transfer and dividend disbursing agent fees 916	471	235		85	555
Other shareholder servicing fees—Investor Class 12,239	4,295	1,335		1,173	20,112
Other shareholder servicing fees—Advisor Class 2,467	475	124		265	4,930
Other shareholder servicing fees—Service Class 142	7	20		0	468
Service fee—Service Class 181	10	25		0	579
Reports to shareholders 714	258	67		80	1,598
Custody and accounting fees 473	255	291		266	3,347
Registration and blue sky expenses 188	132	82		96	453
Trustees fees 391	218	177		183	618
Legal fees 270	152	113		120	400
Audit and tax services fees 55	35	38		35	148
Interest expense 32	4	0		0	0
Organizational expense 0	0	0		0	0
Other 504	252	194		194	795
Total expenses 121,981	42,691	17,020		18,436	251,421
Advisory fee waiver (5,810)	(2,987)	(838)		(1,045)	(13,473)
Net expenses 116,171	39,704	16,182		17,391	237,948
Net investment income 114,585	7,815	2,497		4,012	131,269
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments 148,535	90,115	2,610		9,760	(686,229)
Affiliated investments 0	0	0		0	(795,518)
Unaffiliated in-kind transactions 1,352,036	178,607	0		0	0
Forward foreign currency contracts 0	0	(129)		(139)	(1,291)
Foreign currency transactions 0	0	(226)		(236)	(9,400)
Purchased options (96,543)	(20,444)	0		(2,567)	0
Written options (85,610)	(24,474)	0		(3,156)	0
Net realized gain (loss) 1,318,418	223,804	2,255		3,662	(1,492,438)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments (1,382,520)	(348,647)	(133,481	)(a)	(40,326)	(1,836,647	)(a)
Affiliated investments 0	0	0		0	(439,057)
Forward foreign currency contracts 0	0	(701)		(1,205)	(10,124)
Foreign currency translation 0(b)	0	254		239	5,773
Written options (5,035)	5,018	0		0	0
Net change in unrealized appreciation (depreciation) (1,387,555)	(343,629)	(133,928)		(41,292)	(2,280,055)
Net realized and unrealized gain (loss) (69,137)	(119,825)	(131,673)		(37,630)	(3,772,493)
Net increase (decrease) in net assets resulting from operations $45,448	$(112,010)	$(129,176)		$(33,618)	$(3,641,224)

(a)  Includes net change in capital gain withholding taxes of $(115) and $(2,729) (in thousands) for the Oakmark Global Fund and the Oakmark
International Fund, respectively.

(b)  Amount rounds to less than $1,000.

(c)  Oakmark Bond Fund commenced operations on June 10, 2020.

See accompanying Notes to Financial Statements.

56 OAKMARK FUNDS

Oakmark Fund	Oakmark International Small Cap Fund	Oakmark Equity and Income Fund	Oakmark Bond Fund(c)
Investment Income:
Dividends from unaffiliated securities $224,978	$29,223	$115,462	$15
Dividends from affiliated securities 0	0	0	0
Interest income from unaffiliated securities 6,116	396	110,767	364
Non-cash dividends from affiliated securities 0	0	0	0
Non-cash dividends from unaffiliated securities 0	19,145	2,805	0
Security lending income 0	15	0	0
Other income 0	1	0	0
Foreign taxes withheld (338)	(2,543)	(1,432)	0
Total investment income 230,756	46,237	227,602	379
Expenses:
Investment advisory fee 103,409	14,905	70,292	84
Transfer and dividend disbursing agent fees 916	97	645	3
Other shareholder servicing fees—Investor Class 12,239	778	13,020	0
Other shareholder servicing fees—Advisor Class 2,467	114	655	0
Other shareholder servicing fees—Service Class 142	2	459	0
Service fee—Service Class 181	2	568	0
Reports to shareholders 714	82	357	3
Custody and accounting fees 473	450	409	19
Registration and blue sky expenses 188	81	137	32
Trustees fees 391	174	315	39
Legal fees 270	112	221	23
Audit and tax services fees 55	64	45	35
Interest expense 32	0	0	0
Organizational expense 0	0	0	269
Other 504	186	405	15
Total expenses 121,981	17,047	87,528	522
Advisory fee waiver (5,810)	0	(9,551)	(427)
Net expenses 116,171	17,047	77,977	95
Net investment income 114,585	29,190	149,625	284
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments 148,535	(77,808)	301,681	174
Affiliated investments 0	257	0	0
Unaffiliated in-kind transactions 1,352,036	0	308,176	0
Forward foreign currency contracts 0	553	0	0
Foreign currency transactions 0	(325)	(14)	0
Purchased options (96,543)	0	0	0
Written options (85,610)	0	0	0
Net realized gain (loss) 1,318,418	(77,323)	609,843	174
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments (1,382,520)	(69,596)	(994,011)	1,018
Affiliated investments 0	1,620	0	0
Forward foreign currency contracts 0	(906)	0	0
Foreign currency translation 0(b)	254	0 (b)	0
Written options (5,035)	0	0	0
Net change in unrealized appreciation (depreciation) (1,387,555)	(68,628)	(994,011)	1,018
Net realized and unrealized gain (loss) (69,137)	(145,951)	(384,168)	1,192
Net increase (decrease) in net assets resulting from operations $45,448	$(116,761)	$(234,543)	$1,476

Oakmark.com 57

Oakmark Funds

Statements of Changes in Net Assets

(in thousands)

	Oakmark Fund
	Year Ended September 30, 2020		Year Ended September 30, 2019
From Operations:
Net investment income	$114,585		$211,704
Net realized gain (loss)	1,318,418		1,477,840
Net change in unrealized appreciation (depreciation)	(1,387,555)		(2,946,967)
Net increase (decrease) in net assets from operations	45,448		(1,257,423)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(726,552)		(704,953)
Distributions to shareholders—Advisor Class	(408,372)		(375,860)
Distributions to shareholders—Institutional Class	(195,832)		(184,715)
Distributions to shareholders—Service Class	(7,172)		(8,162)
Total distributions to shareholders	(1,337,928)		(1,273,690)
From Fund share transactions:
Proceeds from shares sold—Investor Class	853,510		1,400,721
Proceeds from shares sold—Advisor Class	907,524		1,614,415
Proceeds from shares sold—Institutional Class	2,782,421		703,662
Proceeds from shares sold—Service Class	15,779		16,608
Reinvestment of distributions—Investor Class	685,615		669,456
Reinvestment of distributions—Advisor Class	369,720		338,369
Reinvestment of distributions—Institutional Class	185,312		170,705
Reinvestment of distributions—Service Class	5,070		5,800
Payment for shares redeemed—Investor Class	(3,725,155)		(4,128,928)
Payment for shares redeemed—Advisor Class	(2,408,832)		(1,943,286)
Payment for shares redeemed—Institutional Class	(3,235,993	)(a)	(1,535,491)
Payment for shares redeemed—Service Class	(57,050)		(50,775)
Net decrease in net assets from Fund share transactions	(3,622,079)		(2,738,744)
Total decrease in net assets	(4,914,559)		(5,269,857)
Net assets:
Beginning of year	16,230,909		21,500,766
End of year	$11,316,350		$16,230,909

See accompanying Notes to Financial Statements.

58 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Fund (continued)
	Year Ended September 30, 2020		Year Ended September 30, 2019
Fund share transactions—Investor Class:
Shares sold	12,333		18,386
Shares issued in reinvestment of dividends	8,695		9,363
Less shares redeemed	(52,469)		(53,506)
Net decrease in shares outstanding	(31,441)		(25,757)
Fund share transactions—Advisor Class:
Shares sold	12,784		21,287
Shares issued in reinvestment of dividends	4,693		4,737
Less shares redeemed	(33,941)		(25,199)
Net increase (decrease) in shares outstanding	(16,464)		825
Fund share transactions—Institutional Class:
Shares sold	37,014		9,169
Shares issued in reinvestment of dividends	2,352		2,389
Less shares redeemed	(43,602	)(b)	(19,406)
Net decrease in shares outstanding	(4,236)		(7,848)
Fund share transactions—Service Class:
Shares sold	214		221
Shares issued in reinvestment of dividends	64		81
Less shares redeemed	(795)		(663)
Net decrease in shares outstanding	(517)		(361)

(a)  $2,321,718 were redeemed through in-kind transactions.

(b)  27,690 shares were redeemed through in-kind transactions.

See accompanying Notes to Financial Statements.

Oakmark.com 59

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Select Fund
	Year Ended September 30, 2020		Year Ended September 30, 2019
From Operations:
Net investment income	$7,815		$57,304
Net realized gain (loss)	223,804		(106,443)
Net change in unrealized appreciation (depreciation)	(343,629)		(598,680)
Net decrease in net assets from operations	(112,010)		(647,819)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(22,703)		(151,365)
Distributions to shareholders—Advisor Class	(5,554)		(30,451)
Distributions to shareholders—Institutional Class	(6,360)		(31,261)
Distributions to shareholders—Service Class	(3)		(474)
Total distributions to shareholders	(34,620)		(213,551)
From Fund share transactions:
Proceeds from shares sold—Investor Class	554,470		593,984
Proceeds from shares sold—Advisor Class	1,187,198		187,105
Proceeds from shares sold—Institutional Class	528,003		184,202
Proceeds from shares sold—Service Class	517		1,219
Reinvestment of distributions—Investor Class	22,285		141,312
Reinvestment of distributions—Advisor Class	4,733		26,475
Reinvestment of distributions—Institutional Class	5,855		30,237
Reinvestment of distributions—Service Class	2		343
Payment for shares redeemed—Investor Class	(2,210,140)		(1,321,468)
Payment for shares redeemed—Advisor Class	(391,430)		(183,611)
Payment for shares redeemed—Institutional Class	(611,595	)(a)	(284,940)
Payment for shares redeemed—Service Class	(4,985)		(6,552)
Net decrease in net assets from Fund share transactions	(915,087)		(631,694)
Total decrease in net assets	(1,061,717)		(1,493,064)
Net assets:
Beginning of year	4,460,811		5,953,875
End of year	$3,399,094		$4,460,811

See accompanying Notes to Financial Statements.

60 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Select Fund (continued)
	Year Ended September 30, 2020		Year Ended September 30, 2019
Fund share transactions—Investor Class:
Shares sold	16,022		15,176
Shares issued in reinvestment of dividends	523		3,968
Less shares redeemed	(59,911)		(34,122)
Net decrease in shares outstanding	(43,366)		(14,978)
Fund share transactions—Advisor Class:
Shares sold	31,564		4,844
Shares issued in reinvestment of dividends	111		744
Less shares redeemed	(10,156)		(4,806)
Net increase in shares outstanding	21,519		782
Fund share transactions—Institutional Class:
Shares sold	14,605		4,806
Shares issued in reinvestment of dividends	138		850
Less shares redeemed	(17,102	)(b)	(7,381)
Net decrease in shares outstanding	(2,359)		(1,725)
Fund share transactions—Service Class:
Shares sold	14		32
Shares issued in reinvestment of dividends	0	(c)	10
Less shares redeemed	(129)		(170)
Net decrease in shares outstanding	(115)		(128)

(a)  $318,165 were redeemed through in-kind transactions.

(b)  9,238 shares were redeemed through in-kind transactions.

(c)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

Oakmark.com 61

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019
From Operations:
Net investment income	$2,497	$34,108
Net realized gain (loss)	2,255	60,826
Net change in unrealized appreciation (depreciation)	(133,928)	(174,037)
Net decrease in net assets from operations	(129,176)	(79,103)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(41,340)	(149,145)
Distributions to shareholders—Advisor Class	(10,502)	(48,794)
Distributions to shareholders—Institutional Class	(13,776)	(35,358)
Distributions to shareholders—Service Class	(453)	(1,591)
Total distributions to shareholders	(66,071)	(234,888)
From Fund share transactions:
Proceeds from shares sold—Investor Class	78,289	108,062
Proceeds from shares sold—Advisor Class	82,992	132,079
Proceeds from shares sold—Institutional Class	125,982	75,110
Proceeds from shares sold—Service Class	1,470	2,371
Reinvestment of distributions—Investor Class	40,612	146,749
Reinvestment of distributions—Advisor Class	8,434	41,642
Reinvestment of distributions—Institutional Class	13,670	34,773
Reinvestment of distributions—Service Class	369	1,323
Payment for shares redeemed—Investor Class	(425,768)	(461,815)
Payment for shares redeemed—Advisor Class	(120,742)	(294,484)
Payment for shares redeemed—Institutional Class	(95,981)	(82,656)
Payment for shares redeemed—Service Class	(4,589)	(5,722)
Net decrease in net assets from Fund share transactions	(295,262)	(302,568)
Total decrease in net assets	(490,509)	(616,559)
Net assets:
Beginning of year	1,666,370	2,282,929
End of year	$1,175,861	$1,666,370

See accompanying Notes to Financial Statements.

62 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Fund (continued)
	Year Ended September 30, 2020	Year Ended September 30, 2019
Fund share transactions—Investor Class:
Shares sold	3,302	4,086
Shares issued in reinvestment of dividends	1,413	5,961
Less shares redeemed	(17,769)	(17,248)
Net decrease in shares outstanding	(13,054)	(7,201)
Fund share transactions—Advisor Class:
Shares sold	3,564	5,048
Shares issued in reinvestment of dividends	294	1,692
Less shares redeemed	(4,962)	(10,850)
Net decrease in shares outstanding	(1,104)	(4,110)
Fund share transactions—Institutional Class:
Shares sold	5,080	2,816
Shares issued in reinvestment of dividends	476	1,413
Less shares redeemed	(4,286)	(3,176)
Net increase in shares outstanding	1,270	1,053
Fund share transactions—Service Class:
Shares sold	63	91
Shares issued in reinvestment of dividends	13	55
Less shares redeemed	(192)	(213)
Net decrease in shares outstanding	(116)	(67)

See accompanying Notes to Financial Statements.

Oakmark.com 63

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Select Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019
From Operations:
Net investment income	$4,012	$40,503
Net realized gain (loss)	3,662	(18,112)
Net change in unrealized appreciation (depreciation)	(41,292)	(205,732)
Net decrease in net assets from operations	(33,618)	(183,341)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(10,219)	(48,631)
Distributions to shareholders—Advisor Class	(6,484)	(22,415)
Distributions to shareholders—Institutional Class	(8,055)	(29,377)
Total distributions to shareholders	(24,758)	(100,423)
From Fund share transactions:
Proceeds from shares sold—Investor Class	133,024	147,783
Proceeds from shares sold—Advisor Class	160,344	258,878
Proceeds from shares sold—Institutional Class	106,721	129,406
Reinvestment of distributions—Investor Class	9,817	46,962
Reinvestment of distributions—Advisor Class	5,434	17,974
Reinvestment of distributions—Institutional Class	6,866	26,197
Payment for shares redeemed—Investor Class	(431,915)	(646,986)
Payment for shares redeemed—Advisor Class	(214,678)	(246,044)
Payment for shares redeemed—Institutional Class	(212,840)	(307,247)
Net decrease in net assets from Fund share transactions	(437,227)	(573,077)
Total decrease in net assets	(495,603)	(856,841)
Net assets:
Beginning of year	1,786,302	2,643,143
End of year	$1,290,699	$1,786,302
Fund share transactions—Investor Class:
Shares sold	8,132	8,939
Shares issued in reinvestment of dividends	542	3,140
Less shares redeemed	(27,481)	(40,169)
Net decrease in shares outstanding	(18,807)	(28,090)
Fund share transactions—Advisor Class:
Shares sold	10,097	16,263
Shares issued in reinvestment of dividends	301	1,203
Less shares redeemed	(13,811)	(15,344)
Net increase (decrease) in shares outstanding	(3,413)	2,122
Fund share transactions—Institutional Class:
Shares sold	6,515	8,038
Shares issued in reinvestment of dividends	380	1,753
Less shares redeemed	(14,372)	(19,704)
Net decrease in shares outstanding	(7,477)	(9,913)

See accompanying Notes to Financial Statements.

64 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019
From Operations:
Net investment income	$131,269	$1,037,481
Net realized gain (loss)	(1,492,438)	(1,067,171)
Net change in unrealized appreciation (depreciation)	(2,280,055)	(3,130,392)
Net decrease in net assets from operations	(3,641,224)	(3,160,082)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(273,582)	(1,081,892)
Distributions to shareholders—Advisor Class	(137,704)	(482,915)
Distributions to shareholders—Institutional Class	(205,472)	(657,692)
Distributions to shareholders—Service Class	(4,362)	(21,994)
Total distributions to shareholders	(621,120)	(2,244,493)
From Fund share transactions:
Proceeds from shares sold—Investor Class	2,496,412	3,564,054
Proceeds from shares sold—Advisor Class	3,889,737	6,114,124
Proceeds from shares sold—Institutional Class	3,114,225	3,869,391 (a)
Proceeds from shares sold—Service Class	70,063	96,529
Reinvestment of distributions—Investor Class	262,972	1,028,969
Reinvestment of distributions—Advisor Class	86,948	299,593
Reinvestment of distributions—Institutional Class	177,573	573,447
Reinvestment of distributions—Service Class	2,484	13,691
Payment for shares redeemed—Investor Class	(7,343,638)	(11,805,570)
Payment for shares redeemed—Advisor Class	(3,432,251)	(4,873,953)
Payment for shares redeemed—Institutional Class	(4,148,695)	(5,611,910)
Payment for shares redeemed—Service Class	(165,169)	(192,851)
Net decrease in net assets from Fund share transactions	(4,989,339)	(6,924,486)
Total decrease in net assets	(9,251,683)	(12,329,061)
Net assets:
Beginning of year	30,911,736	43,240,797
End of year	$21,660,053	$30,911,736

See accompanying Notes to Financial Statements.

Oakmark.com 65

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Fund (continued)
	Year Ended September 30, 2020	Year Ended September 30, 2019
Fund share transactions—Investor Class:
Shares sold	129,849	159,024
Shares issued in reinvestment of dividends	10,795	48,720
Less shares redeemed	(372,394)	(527,404)
Net decrease in shares outstanding	(231,750)	(319,660)
Fund share transactions—Advisor Class:
Shares sold	198,617	276,812
Shares issued in reinvestment of dividends	3,575	14,199
Less shares redeemed	(179,524)	(217,814)
Net increase in shares outstanding	22,668	73,197
Fund share transactions—Institutional Class:
Shares sold	158,670	171,599 (b)
Shares issued in reinvestment of dividends	7,298	27,165
Less shares redeemed	(216,010)	(250,411)
Net decrease in shares outstanding	(50,042)	(51,647)
Fund share transactions—Service Class:
Shares sold	3,604	4,286
Shares issued in reinvestment of dividends	101	643
Less shares redeemed	(7,860)	(8,467)
Net decrease in shares outstanding	(4,155)	(3,538)

(a)  $32,161 were purchased through in-kind transactions.

(b)  1,424 shares were purchased through in-kind transactions.

See accompanying Notes to Financial Statements.

66 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Small Cap Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019
From Operations:
Net investment income	$29,190	$30,194
Net realized gain (loss)	(77,323)	(131,026)
Net change in unrealized appreciation (depreciation)	(68,628)	(22,500)
Net decrease in net assets from operations	(116,761)	(123,332)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(1,243)	(54,731)
Distributions to shareholders—Advisor Class	(541)	(10,864)
Distributions to shareholders—Institutional Class	(3,050)	(55,242)
Distributions to shareholders—Service Class	0	(94)
Total distributions to shareholders	(4,834)	(120,931)
From Fund share transactions:
Proceeds from shares sold—Investor Class	95,404	110,434
Proceeds from shares sold—Advisor Class	80,461	95,839
Proceeds from shares sold—Institutional Class	223,287	370,102
Proceeds from shares sold—Service Class	278	224
Reinvestment of distributions—Investor Class	1,216	53,553
Reinvestment of distributions—Advisor Class	454	8,540
Reinvestment of distributions—Institutional Class	1,781	45,336
Reinvestment of distributions—Service Class	0	59
Payment for shares redeemed—Investor Class	(217,061)	(517,718)
Payment for shares redeemed—Advisor Class	(52,851)	(278,268)
Payment for shares redeemed—Institutional Class	(277,131)	(442,563)
Payment for shares redeemed—Service Class	(425)	(639)
Redemption fees—Investor Class	0	61
Redemption fees—Advisor Class	0	3
Redemption fees—Institutional Class	0	47
Net decrease in net assets from Fund share transactions	(144,587)	(554,990)
Total decrease in net assets	(266,182)	(799,253)
Net assets:
Beginning of year	1,425,748	2,225,001
End of year	$1,159,566	$1,425,748

See accompanying Notes to Financial Statements.

Oakmark.com 67

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Small Cap Fund (continued)
	Year Ended September 30, 2020	Year Ended September 30, 2019
Fund share transactions—Investor Class:
Shares sold	7,380	7,877
Shares issued in reinvestment of dividends	76	4,135
Less shares redeemed	(16,403)	(36,659)
Net decrease in shares outstanding	(8,947)	(24,647)
Fund share transactions—Advisor Class:
Shares sold	5,926	6,828
Shares issued in reinvestment of dividends	29	659
Less shares redeemed	(4,316)	(18,974)
Net increase (decrease) in shares outstanding	1,639	(11,487)
Fund share transactions—Institutional Class:
Shares sold	17,551	26,098
Shares issued in reinvestment of dividends	112	3,509
Less shares redeemed	(23,109)	(31,950)
Net decrease in shares outstanding	(5,446)	(2,343)
Fund share transactions—Service Class:
Shares sold	21	16
Shares issued in reinvestment of dividends	0	5
Less shares redeemed	(30)	(45)
Net decrease in shares outstanding	(9)	(24)

See accompanying Notes to Financial Statements.

68 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Equity and Income Fund
	Year Ended September 30, 2020		Year Ended September 30, 2019
From Operations:
Net investment income	$149,625		$228,567
Net realized gain (loss)	609,843		1,035,795
Net change in unrealized appreciation (depreciation)	(994,011)		(1,099,399)
Net increase (decrease) in net assets from operations	(234,543)		164,963
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(749,755)		(941,614)
Distributions to shareholders—Advisor Class	(119,524)		(129,602)
Distributions to shareholders—Institutional Class	(106,615)		(86,752)
Distributions to shareholders—Service Class	(23,160)		(33,587)
Total distributions to shareholders	(999,054)		(1,191,555)
From Fund share transactions:
Proceeds from shares sold—Investor Class	425,123		614,595
Proceeds from shares sold—Advisor Class	188,704		445,311
Proceeds from shares sold—Institutional Class	622,056		560,880
Proceeds from shares sold—Service Class	23,233		54,765
Reinvestment of distributions—Investor Class	718,160		898,151
Reinvestment of distributions—Advisor Class	98,593		104,433
Reinvestment of distributions—Institutional Class	101,501		77,505
Reinvestment of distributions—Service Class	20,919		30,244
Payment for shares redeemed—Investor Class	(3,746,674)		(3,842,359)
Payment for shares redeemed—Advisor Class	(529,667)		(816,923)
Payment for shares redeemed—Institutional Class	(925,603	)(a)	(422,080)
Payment for shares redeemed—Service Class	(136,264)		(204,168)
Net decrease in net assets from Fund share transactions	(3,139,919)		(2,499,646)
Total decrease in net assets	(4,373,516)		(3,526,238)
Net assets:
Beginning of year	11,836,357		15,362,595
End of year	$7,462,841		$11,836,357

See accompanying Notes to Financial Statements.

Oakmark.com 69

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Equity and Income Fund (continued)
	Year Ended September 30, 2020		Year Ended September 30, 2019
Fund share transactions—Investor Class:
Shares sold	15,463		20,829
Shares issued in reinvestment of dividends	24,764		32,506
Less shares redeemed	(137,779)		(129,988)
Net decrease in shares outstanding	(97,552)		(76,653)
Fund share transactions—Advisor Class:
Shares sold	6,663		14,836
Shares issued in reinvestment of dividends	3,402		3,781
Less shares redeemed	(19,924)		(27,015)
Net decrease in shares outstanding	(9,859)		(8,398)
Fund share transactions—Institutional Class:
Shares sold	22,918		18,962
Shares issued in reinvestment of dividends	3,502		2,805
Less shares redeemed	(34,948	)(b)	(14,348)
Net increase (decrease) in shares outstanding	(8,528)		7,419
Fund share transactions—Service Class:
Shares sold	852		1,871
Shares issued in reinvestment of dividends	725		1,099
Less shares redeemed	(4,932)		(7,091)
Net decrease in shares outstanding	(3,355)		(4,121)

(a) $370,235 were redeemed through in-kind transactions.

(b) 14,058 shares were redeemed through in-kind transactions.

See accompanying Notes to Financial Statements.

70 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

Oakmark Bond Fund
For The Period Ended September 30, 2020(a)
From Operations:
Net investment income	$284
Net realized gain (loss)	174
Net change in unrealized appreciation (depreciation)	1,018
Net increase in net assets from operations	1,476
Distributions to shareholders from:
Distributions to shareholders—Advisor Class	(2)
Distributions to shareholders—Institutional Class	(268)
Total distributions to shareholders	(270)
From Fund share transactions:
Proceeds from shares sold—Advisor Class	600
Proceeds from shares sold—Institutional Class	77,527
Reinvestment of distributions—Advisor Class	2
Reinvestment of distributions—Institutional Class	268
Payment for shares redeemed—Advisor Class	(1)
Payment for shares redeemed—Institutional Class	(3)
Net increase in net assets from Fund share transactions	78,393
Total increase in net assets	79,599
Net assets:
Beginning of year	—
End of year	$79,599
Fund share transactions—Advisor Class:
Shares sold	60
Shares issued in reinvestment of dividends	0 (b)
Less shares redeemed	0 (b)
Net increase in shares outstanding	60
Fund share transactions—Institutional Class:
Shares sold	7,740
Shares issued in reinvestment of dividends	26
Less shares redeemed	0 (b)
Net increase in shares outstanding	7,766

(a)  Commenced operations on 6/10/2020.

(b)  Amount rounds to less than 1,000.

See accompanying Notes to Financial Statements.

Oakmark.com 71

Oakmark Funds

Notes to Financial Statements

1.  SIGNIFICANT ACCOUNTING POLICIES

Organization

The following are the significant accounting policies of Oakmark Fund ("Oakmark"), Oakmark Select Fund ("Select"), Oakmark Global Fund ("Global"), Oakmark Global Select Fund ("Global Select"), Oakmark International Fund ("International"), Oakmark International Small Cap Fund ("Int'l Small Cap"), Oakmark Equity and Income Fund ("Equity and Income") and Oakmark Bond Fund ("Bond") collectively referred to as the "Funds," each a series of Harris Associates Investment Trust (the "Trust"), a Massachusetts business trust, organized on February 1, 1991, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 Financial Services—Investment Companies. Bond commenced operations on June 10, 2020. Each Fund, other than Select and Global Select, is diversified in accordance with the 1940 Act. The following policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Class disclosure

Each Fund, except Bond Fund, offers four classes of shares: Investor Class Shares, Advisor Class Shares, Institutional Class Shares and Service Class Shares. Bond Fund offers Advisor Class Shares and Institutional Class Shares. Investor Class, Advisor Class and Institutional Class Shares are offered for purchase directly from the Funds and through certain intermediaries who have entered into an agreement with the Funds' distributor and/or Harris Associates L.P., investment adviser to the Funds (the "Adviser"). Service Class Shares are offered to certain retirement plans, such as 401(k) and profit sharing plans. Service Class Shares pay a service fee at the annual rate of up to 0.25% of the average net assets of Service Class Shares of the Funds. This service fee is paid to intermediaries for performing the services associated with the administration of such retirement plans. Global Select had no outstanding Service Class Shares during the year ended September 30, 2020.

Income, realized and unrealized capital gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to each class pro rata based on the relative net assets of each class. Transfer and divided disbursing agent fees, other shareholder servicing fees, and reports to shareholders expenses are specific to each class.

Security valuation

The share price is also called the net asset value (the "NAV") of a share. The NAV of shares of each class is normally determined by the Funds' custodian as of the close of regular session trading (usually 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day on which the NYSE is open for regular trading. If the NYSE is unexpectedly closed on a day it would normally be open for business, or if the NYSE has an unscheduled early closure, the Funds reserve the right to accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day.

The NYSE is closed on Saturdays and Sundays and on New Year's Day, the third Mondays in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. A Fund's NAV will not be calculated on days when the NYSE is closed. The NAV of a class of Fund shares is determined by dividing the value of the assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

Trading in securities of non-U.S. issuers takes place in various markets on some days and at times when the NYSE is not open for trading. In addition, securities of non-U.S. issuers may not trade on some days when the NYSE is open for trading. The value of the Funds' portfolio holdings may change on days when the NYSE is not open for trading and shareholders cannot purchase or redeem Fund shares.

Equity securities principally traded on securities exchanges in the United States are valued at the last sale price or the official closing price as of the time of valuation on that exchange, or lacking a reported sale price on the principal exchange at the time of valuation, at the most recent bid quotation. Each over-the-counter security traded on the NASDAQ National Market System shall be valued at the NASDAQ Official Closing Price ("NOCP"), or lacking a NOCP at the time of valuation, at the most recent bid quotation. Other over-the-counter securities are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Each equity security principally traded on a securities exchange outside the United States shall be valued, depending on local convention or regulation, at the last sale price, the last bid or asked price, the mean between the last bid and asked prices, the official closing price, an auction price, or the pricing convention accepted as the official closing price by MSCI for their index calculations. If there are unexpected disruptions in the primary market or valuations from the primary market are deemed suspect, equity securities may be valued based on a pricing composite or valuations from another exchange as of the close of the regular trading hours on the appropriate exchange or other designated time. The market value of exchange-traded securities is determined by using prices provided by one or more independent pricing services, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term debt instruments (i.e., debt instruments whose maturities or expiration dates at the time of acquisition are one year or less) or money market instruments are valued at the latest bid quotation or an evaluated price from an independent pricing service. If a bid quotation or evaluated price from a pricing vendor is not available for short-term debt instrument or money market instrument maturing in 60 days or less from date of valuation, such instruments are valued at amortized cost, which approximates market value. All other debt instruments are valued at the latest bid

72 OAKMARK FUNDS

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quotation or at an evaluated price provided by an independent pricing service. The pricing service may use standard inputs, such as benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data, including market research publications. For certain security types, additional inputs may be used or some of the standard inputs may not be applicable. Additionally, the pricing service monitors market indicators and industry and economic events, which may serve as a trigger to gather and possibly use additional market data. Options are valued at the mean of the most recent bid and asked quotations. In the event an option is out-of-the-money and no bid is available, a zero value may be assumed as the bid for purposes of calculating the mean of the most recent bid and ask quotations. In the event that designated pricing vendors are unable to provide valuations or timely valuations for FLEX options on a given day, each FLEX option purchased or written may be valued using the Option Valuation (OVME) function on Bloomberg. The OVME function requires objective inputs (strike price, exercise style and expiration dates) to derive a valuation using Bloomberg's proprietary calculations. FLEX options shall be valued at the mid of the buy and sell valuations produced by OVME. If values or prices are not readily available or are deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the primary market or exchange on which that security is traded and before the close of the NYSE, the security will be valued at a fair value determined in good faith in accordance with Fund policies and procedures approved by the Board. The Funds may use a systematic fair valuation model provided by an independent pricing service to value securities of non-U.S. issuers in order to adjust for changes in value that may occur between the close of certain foreign exchanges and the NYSE. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at a current exchange price quoted by an independent pricing service or any major bank or dealer. If such quotations are not available, the rate of exchange will be determined in good faith in accordance with Fund policies and procedures. Although fair valuation may be more commonly used with equity securities of non-U.S. issuers, it also may be used in a range of other circumstances, including thinly-traded domestic securities or fixed-income securities. When fair value pricing is employed, the value of a portfolio security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.

Fair value measurement

Various inputs are used in determining the value of each Fund's investments. These inputs are prioritized into three broad levels as follows:

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk and others)

Level 3—significant unobservable inputs (including the assumptions of the Adviser in determining the fair value of investments)

Observable inputs are those based on market data obtained from independent sources and unobservable inputs reflect the Adviser's own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2020, in valuing each Fund's assets and liabilities. Except for the industries or investment types separately stated below, the total amounts for common stocks, fixed income and short-term investments in the table below are presented by industry or investment type in each Fund's Schedule of Investments. Information on forward foreign currency contracts is presented in each Fund's Schedule of Investments.

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	Oakmark
Common Stocks	$10,585,714	$0	$0
Preferred Stocks	10,843	0	0
Short Term Investments	0	879,268	0
Call Options Written	(61,759)	0	0
Put Options Written	(84,950)	(7,529)	0
Total	$10,449,848	$871,739	$0
	Select
Common Stocks	$3,317,088	$0	$0
Short Term Investments	0	90,050	0
Call Options Written	(6,559)	0	0
Total	$3,310,529	$90,050	$0

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(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	Global
Common Stocks	$1,147,296	$0	$0
Short Term Investments	0	27,363	0
Forward Foreign Currency Contracts - Liabilities	0	(441)	0
Total	$1,147,296	$26,922	$0
	Global Select
Common Stocks	$1,242,127	$0	$0
Short Term Investments	0	13,056	0
Forward Foreign Currency Contracts - Liabilities	0	(701)	0
Total	$1,242,127	$12,355	$0
	International
Common Stocks	$20,794,724	$0	$0
Preferred Stocks	84,679	0	0
Short Term Investments	0	631,808	0
Forward Foreign Currency Contracts - Liabilities	0	(5,819)	0
Total	$20,879,403	$625,989	$0
	Int'l Small Cap
Common Stocks	$1,121,629	$0	$0
Short Term Investments	0	34,484	0
Forward Foreign Currency Contracts - Liabilities	0	(353)	0
Total	$1,121,629	$34,131	$0
	Equity and Income
Common Stocks	$4,882,177	$0	$0
Preferred Stocks	13,227	0	0
Corporate Bonds	0	1,614,328	0
Government and Agency Securities	0	836,848	0
Bank Loans	0	23,533	0
Short Term Investments	0	71,611	0
Total	$4,895,404	$2,546,320	$0
	Bond
Preferred Stocks	$975	$0	$0
Corporate Bonds	0	46,970	0
Government and Agency Securities	0	22,005	0
Bank Loans	0	2,684	0
Convertible Bond	0	261	0
Short Term Investments	0	9,886	0
Total	$975	$81,806	$0

Offsetting assets and liabilities

ASC 210 requires entities to disclose gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. This disclosure is limited to derivative instruments, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions.

At September 30, 2020, certain Funds held open forward foreign currency contracts that were subject to a foreign exchange settlement and netting agreement with the same counterparty. The agreement includes provisions for general obligations, representations and certain events of default or termination. The agreement includes provisions for netting arrangements that may

74 OAKMARK FUNDS

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reduce credit risk and counterparty risk associated with relevant transactions in the event a counterparty fails to meet its obligations. The net recognized assets or liabilities related to open forward foreign currency contracts are presented in the Statements of Assets and Liabilities. The gross recognized assets (appreciation) and liabilities (depreciation) by contract are presented in the forward foreign currency contract table included in the Fund's Schedule of Investments.

At September 30, 2020, each Fund held investments in repurchase agreements. The gross value of these investments and the value of the related collateral are presented in each Fund's Schedule of Investments. The value of the related collateral for each Fund exceeded the value of the repurchase agreements held at period end.

The value of the securities on loan and the value of the related collateral as of period end, if any, are included in the Securities lending section of Note 1 to Financial Statements.

Foreign currency translations

Certain Funds invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at current exchange rates obtained by a recognized bank, dealer or independent pricing service on the day of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations. Net realized gains and losses on foreign currency transactions arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and tax reclaims recorded and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions in the Statements of Operations. Unrealized gains and losses arising from changes in the fair value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates are included in net change in unrealized appreciation (depreciation) on foreign currency translation in the Statements of Operations.

Forward foreign currency contracts

Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rates. Unrealized gain or loss on the contracts, as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the end of the period, is included in the Statements of Assets and Liabilities. Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the period are included in the Statements of Operations.

At September 30, 2020, Global, Global Select, International and Int'l Small Cap held non-collateralized, forward foreign currency contracts, which are considered derivative instruments, each of whose counterparty is State Street Bank and Trust Company ("State Street") and are listed in the Fund's Schedule of Investments.

For the year ended September 30, 2020, the notional value of forward foreign currency contracts opened and the notional value of settled contracts is listed by Fund in the table below (in thousands):

Fund	Currency Contracts Opened	Currency Contracts Settled
Global	$33,121	$37,945
Global Select	53,711	68,389
International	452,813	583,998
Int'l Small Cap	24,960	33,912

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Discount is accreted on long-term fixed income securities using the yield-to-maturity method. Premium is amortized on long-term fixed income securities using the yield-to-earliest call method. Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Net realized gains and losses on investments are determined by the specific identification method.

Short sales

Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A

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gain, limited to the price at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon the termination of the short sale. Each Fund may sell shares of when-issued securities. Typically, a Fund sells when-issued securities when a company announces a spin-off or re-organization, and the post-spin-off or post-re-organization shares begin trading on a when-issued basis prior to the effective date of the corporate action. A sale of a when-issued security is treated as a short sale for accounting purposes. After the effective date, when shares of the new company are received, any shares sold on a when-issued basis will be delivered to the counterparty. At September 30, 2020, none of the Funds had short sales.

When-issued or delayed-delivery securities

Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Adviser deems it advisable for investment reasons. At September 30, 2020, none of the Funds held when-issued securities.

Accounting for options

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current fair value. Options written by the Fund do not give rise to counterparty credit risk, as they obligate the Fund, not its counterparties, to perform.

When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of OTC derivatives, the failure of the counterparty to honor its obligation under the contract.

Oakmark, Oakmark Select, and Global Select used purchased equity options for tax management purposes during the year ended September 30, 2020. Realized gains and losses and the net change in unrealized appreciation (depreciation) on purchased equity options for the period, if any, are included in the Fund's Statements of Operations. There were no outstanding purchased equity options as of September 30, 2020.

Oakmark, Oakmark Select, and Global Select used equity options written for tax management purposes during the year ended September 30, 2020. Realized gains and losses and the net change in unrealized appreciation (depreciation) on written equity options for the period, if any, are included in the Fund's Statements of Operations. Written equity options outstanding, if any, are listed on each Fund's Schedule of Investments and shown as liabilities on the Fund's Statement of Assets and Liabilities.

For the year ended September 30, 2020, the amount of premiums paid (received) for equity options purchased and written are listed by Fund in the table below (in thousands):

Fund	Equity Options Purchased	Equity Options Written
Oakmark	$147,442	$(394,004)
Select	28,165	(74,414)
Global Select	2,736	(2,868)

Credit facility

The Trust has a $200 million committed unsecured line of credit and a $300 million uncommitted unsecured discretionary demand line of credit (the "Facility") with State Street. Borrowings under the Facility bear interest at 1.25% above the greater of the Federal Funds Effective Rate or LIBOR, as defined in the credit agreement. To maintain the Facility, an annualized commitment fee of 0.20% on the unused committed portion is charged to the Trust. Fees and interest expense, if any, related to the Facility are included in other expenses in the Statements of Operations. There were no borrowings under the Facility during the year ended September 30, 2020.

Expense offset arrangement

State Street serves as custodian of the Funds. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances each Fund maintains with State Street. Credit balances used to reduce the Funds' custodian fees, if any, are reported as a reduction of total expenses in the Statements of Operations. During the year ended September 30, 2020, none of the Funds received an expense offset credit.

Repurchase agreements

Each Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price.

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Notes to Financial Statements (continued)

The Funds' custodian receives delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the value of the collateral be at least equal to 102% of the repurchase price, including interest. The Adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. At September 30, 2020, all of the Funds held repurchase agreements.

Security lending

Each Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash, cash equivalents or U.S. Treasury or agency securities maintained on a current basis in an amount at least equal to the fair value of the securities loaned by a Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund has the right to call the loan and attempt to obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. There could also be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period. A Fund may not exercise proxy voting rights for a security that is on loan if it is unable to recall the security prior to the record date. The Trust, on behalf of the Funds, has entered into an agreement with State Street to serve as its agent for the purpose of lending securities and maintaining the collateral account. Security lending income, if any, net of any fees retained by the securities lending agent, is included in the Statement of Operations.

At September 30, 2020, none of the Funds had securities on loan.

Interfund lending

Pursuant to an exemptive order issued by the SEC, the Funds may participate in an interfund lending program. This program provides an alternative credit facility that allows the Funds to lend money to, and borrow money from, each other for temporary purposes (an "Interfund Loan"). All Interfund Loans are subject to conditions pursuant to the SEC exemptive order designed to ensure fair and equitable treatment of participating Funds. Any Interfund Loan would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments. There were no interfund loans during the year ended September 30, 2020.

2.  TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with the Adviser. For management services and facilities furnished, the Adviser receives from each Fund a monthly fee based on that Fund's net assets at the end of the preceding month. Annual fee rates are as follows:

Fund	Advisory Fees
Oakmark	1.00% up to $2 billion;
0.90% on the next $1 billion;
0.80% on the next $2 billion;
0.75% on the next $2.5 billion;
0.675% on the next $2.5 billion;
0.625% on the next $2.5 billion;
0.620% on the next $12.5 billion;
0.615% on the next $10 billion; and
0.610% over $35 billion
Select	1.00% up to $1 billion;
0.95% on the next $500 million;
0.90% on the next $500 million;
0.85% on the next $500 million;
0.80% on the next $2.5 billion;
0.75% on the next $5 billion; and
0.725% over $10 billion
Global	1.00% up to $2 billion; 0.95% on the next $2 billion; 0.90% on the next $4 billion; and 0.875% over $8 billion
Global Select	1.00% up to $2 billion; 0.95% on the next $1 billion; 0.875% on the next $4 billion; and 0.85% over $7 billion
Fund	Advisory Fees
International	1.00% up to $2 billion;
0.95% on the next $1 billion;
0.85% on the next $2 billion;
0.825% on the next $2.5 billion;
0.815% on the next $3.5 billion;
0.805% on the next $5.5 billion;
0.80% on the next $6.5 billion;
0.795% on the next $7 billion;
0.790% on the next $5 billion;
0.785% on the next $10 billion;
0.775% on the next $5 billion; and
0.770% over $50 billion
Int'l Small Cap	1.25% up to $500 million; 1.10% on the next $1 billion; 1.05% on the next $2 billion; 1.025% on the next $1.5 billion; and 1.00% over $5 billion
Equity and Income	0.75% up to $5 billion;
0.70% on the next $2.5 billion;
0.65% on the next $2.5 billion;
0.60% on the next $3.5 billion;
0.585% on the next $5 billion;
0.5775% on the next $7 billion; and
0.5725% over $28 billion
Bond	0.39% of net assets

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The Adviser has contractually agreed, through January 27, 2021, to waive the advisory fee otherwise payable to it by the following percentages with respect to each Fund: 0.043% for Oakmark; 0.074% for Select; 0.059% for Global; 0.066% for Global Select; 0.052% for International; and 0.099% for Equity and Income. When determining whether a Fund's total expenses exceed the additional contractual expense cap described below, a Fund's net advisory fee, reflecting application of the advisory fee waiver, will be used to calculate a Fund's total expenses. The Adviser is not entitled to collect on or make a claim for waived fees that are the subject of this undertaking at any time in the future. This arrangement may only be modified or amended with approval from a Fund and the Adviser. The advisory fees waived for each Fund are included in the Statement of Operations.

The Adviser has contractually agreed, through January 27, 2021, to reimburse each Fund Class to the extent, but only to the extent that the annualized expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including fees paid to the Adviser) exceed the percent set forth below of average daily net assets of each Fund Class.

Fund	Investor Class	Advisor Class	Institutional Class	Service Class
Oakmark	1.50%	1.40%	1.30%	1.75%
Select	1.50	1.40	1.30	1.75
Global	1.75	1.65	1.55	2.00
Global Select	1.75	1.65	1.55	2.00
International	2.00	1.90	1.80	2.25
Int'l Small Cap	2.00	1.90	1.80	2.25
Equity and Income	1.00	0.90	0.80	1.25
Bond	—	0.54	0.44	—

The Adviser is entitled to recoup from assets attributable to any Fund Class amounts reimbursed to that Fund Class, except to the extent that the Fund Class already has paid such recoupment to the Adviser or such recoupment would cause that Class' total operating expenses to exceed the expense limitation or to exceed any lower limit in effect at the time of recoupment. Any such repayment must be made within three fiscal years after the year in which the reimbursement occurred. As of September 30, 2020, there were no amounts subject to recoupment.

The Adviser and/or the Funds have entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain of those services would be provided by the Funds if the shares of those customers were registered directly with the Funds' transfer agent. Accordingly, the Funds pay a portion of the intermediary fees pursuant to an agreement with the Adviser and the Adviser pays the remainder of the fees. The fees incurred by the Funds are reflected as other shareholder servicing fees in the Statements of Operations.

The Independent Trustees of the Trust may participate in the Trust's Deferred Compensation Plan for Independent Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of a participant's deferral account is determined by reference to the change in value of Institutional Class shares of one or more of the Funds or a money market fund as specified by the participant. Benefits would be payable after a stated number of years or retirement from the Board of Trustees. The accrued obligations of the Funds under the plan are reflected as deferred Trustee compensation in the Statements of Assets and Liabilities. The change in the accrued obligations for the period is included in Trustees' fees in the Statements of Operations. The Trust pays the compensation of the Trustees other than those affiliated with the Adviser and all expenses incurred in connection with their services to the Trust. The Trust does not provide any pension or retirement benefits to its Trustees.

The Funds reimburse the Adviser for a portion of the compensation paid to the Funds' Chief Compliance Officer ("CCO"). The CCO expenses incurred by the Funds are included in other expenses in the Statements of Operations.

3.  FEDERAL INCOME TAXES

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required. The Adviser has determined that no income tax provision for uncertain tax positions is required in the Funds' financial statements. Generally, each of the tax years in the four-year period ended September 30, 2020, remains subject to examination by taxing authorities.

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Oakmark Funds

Notes to Financial Statements (continued)

At September 30, 2020, the cost of investments for federal income tax purposes and related composition of unrealized gains and losses for each Fund were as follows (in thousands):

Fund	Cost of Investments for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Oakmark	$7,645,829	$3,756,494	$(80,736)	$3,675,758
Select	2,277,686	1,189,254	(66,361)	1,122,893
Global	1,006,469	292,191	(124,001)	168,190
Global Select	1,149,461	275,656	(169,934)	105,722
International	27,314,863	1,524,197	(7,327,850)	(5,803,653)
Int'l Small Cap	1,307,995	124,163	(276,045)	(151,882)
Equity and Income	5,394,703	2,104,499	(57,478)	2,047,021
Bond	81,763	1,115	(97)	1,018

As of September 30, 2020, the short and long-term capital losses available to offset future capital gains were as follows (in thousands):

	Short-Term	Long-Term	Total
Oakmark	$15,497	$—	$15,497
Select	52,520	—	52,520
Global	2,984	—	2,984
Global Select	13,435	—	13,435
International	1,467,914	737,037	2,204,951
Int'l Small Cap	116,292	85,563	201,855

At September 30, 2020, the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation)) were as follows (in thousands):

	Undistributed Ordinary Income	Undistributed Long- Term Gain	Total Distributable Earnings
Oakmark	$25,444	$0	$25,444
Select	5,932	0	5,932
Global	(218)	0	(218)
Global Select	1,172	0	1,172
International	116,508	0	116,508
Int'l Small Cap	27,814	0	27,814
Equity and Income	66,214	225,195	291,409
Bond	188	0	188

During the year ended September 30, 2020, and the year ended September 30, 2019, the tax character of distributions paid was as follows (in thousands):

	Year Ended September 30, 2020		Year Ended September 30, 2019
Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain
Oakmark	$138,686	$1,199,242	$127,332	$1,146,358
Select	34,620	0	10,491	203,060
Global	25,072	40,999	20,657	214,231
Global Select	24,758	0	30,476	69,947
International	621,120	0	703,498	1,540,995
Int'l Small Cap	4,834	0	23,599	97,332
Equity and Income	194,449	804,605	225,245	966,310
Bond	270	0	—	—
Oakmark.com 79

Oakmark Funds

Notes to Financial Statements (continued)

On September 30, 2020, the Funds had temporary book/tax differences in undistributed earnings that were primarily attributable to trustee deferred compensation expenses, passive foreign investment companies, foreign currency contracts and deferrals of capital losses on wash sales and straddle adjustments. Temporary differences will reverse over time. The Funds have permanent differences in book/tax undistributed earnings primarily attributable to equalization debits, redemptions in kind, taxable overdistributions, and distribution re-designations. Permanent differences are recorded in their respective component of the Analysis of Net Assets for the year ended September 30, 2020.

During the year ended September 30, 2020, the following amounts were classified due to permanent differences between book and tax accounting (in thousands):

Fund	Paid in Capital	Distributable Earnings
Oakmark	$1,424,121	$(1,424,121)
Select	180,109	(180,109)
Global	(6,551)	6,551
Global Select	1,085	(1,085)
International	22,943	(22,943)
Int'l Small Cap	(206)	206
Equity and Income	422,804	(422,804)
Bond	0	0

4.  INVESTMENT TRANSACTIONS

For the year ended September 30, 2020, transactions in investment securities (excluding short-term, in- kind transactions and U.S. government securities) were as follows (in thousands):

	Oakmark	Select	Global	Global Select	International	Int'l Small Cap	Equity and Income	Bond
Purchases	$4,450,807	$1,070,552	$333,859	$495,700	$8,032,749	$513,894	$1,401,541	$62,622
Proceeds from sales	7,047,492	1,592,104	670,610	934,264	13,098,382	624,438	3,488,639	12,830

Purchases at cost (in thousands) of long-term U.S. government securities for the year ended September 30, 2020 were $356,407 and $21,990, respectively, for Equity and Income and Bond. Proceeds from sales (in thousands) of long-term U.S. government securities for the year ended September 30, 2020 were $21,990 and $0, respectively, for Equity and Income and Bond.

During the year ended September 30, 2020, Oakmark, Select, and Equity and Income had in-kind sales transactions (in thousands) of $2,321,718, $318,165 and $370,235 respectively.

During the year ended September 30, 2020, Oakmark, International, and Equity and Income engaged in purchase transactions (in thousands) totaling $ 18,444, $2,360 and $ 24,914 respectively, with funds that have a common investment advisor. Oakmark, Select, Global, and Equity and Income engaged in sale transactions (in thousands) totaling $24,618, $419, $5,484, and $14,929, respectively, with funds that have a common investment advisor. These transactions complied with Rule 17a-7 under the 1940 Act.

5.  INVESTMENTS IN AFFILIATED ISSUERS

A company was considered to be an affiliate of a Fund because that Fund owned 5% or more of the company's voting securities during all or part of the year ended September 30, 2020. Purchase and sale transactions and dividend and interest income earned during the period on these securities are listed after the applicable Fund's Schedule of Investments.

6.  SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events existing in the Funds' financial statements. The Adviser has determined that there are no material events that would require adjustment or disclosure in the Funds' financial statements through the date of the publication of this report.

The continued impact of the coronavirus pandemic ("COVID-19") on the financial results of each Fund will depend on future developments, including the duration and spread of COVID-19 and related advisories and restrictions. COVID-19 has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, global financial market declines, higher default rates, and substantial economic downturn in economies throughout the world. These developments and the impact of COVID-19 on the financial markets and the overall economy are highly uncertain and cannot be predicted. The effects of COVID-19 may materially impact the value and performance of each Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives. If the financial markets and/or the overall economy are impacted for an extended period, the future financial results of each Fund may be materially adversely affected.

80 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

Please note that on October 1, 2020, Harris Associates Investment Trust made a 485A filing to amend the Fund's Registration Statement, which is currently in the 75 day SEC comment period. The primary changes proposed to the Funds are discussed in the President Letter contained in this report. These include the introduction of a new R-6 share class, reduction of advisory fees, and structural cost changes related to the Investor, Advisor, and Institutional share classes. In addition, Oakmark Bond Fund was added to the Oakmark Fund prospectus and is available for investment. These changes are expected to be effective December 15, 2020, which will coincide with the 485B filing.

7.  RECENT ACCOUNTING PRONOUNCEMENT

In March 2020, the FASB issued Accounting Standards Update No. 2020-04 ("ASU 2020-04") Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates at the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact that the adoption of ASU 2020-04 will have on the Trust's financial statements and related disclosures.

Oakmark.com 81

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Fund
Investor Class
9/30/20	$77.89	0.58	(a)	0.86	1.44	(0.65)	(6.01)	(6.66)	0.00
9/30/19	$88.99	0.88	(a)	(6.43)	(5.55)	(0.50)	(5.05)	(5.55)	0.00
9/30/18	$82.85	0.58	(a)	8.99	9.57	(0.40)	(3.03)	(3.43)	0.00
9/30/17	$68.70	0.76		15.26	16.02	(0.77)	(1.10)	(1.87)	0.00
9/30/16	$60.93	0.82		7.85	8.67	(0.60)	(0.30)	(0.90)	0.00
Advisor Class
9/30/20	$77.88	0.66	(a)	0.87	1.53	(0.73)	(6.01)	(6.74)	0.00
9/30/19	$89.07	0.96	(a)	(6.46)	(5.50)	(0.64)	(5.05)	(5.69)	0.00
9/30/18	$82.97	0.68	(a)	8.99	9.67	(0.54)	(3.03)	(3.57)	0.00
9/30/17(b)	$71.35	0.66	(a)	10.96	11.62	0.00	0.00	0.00	0.00
Institutional Class
9/30/20	$77.95	0.71	(a)	0.87	1.58	(0.80)	(6.01)	(6.81)	0.00
9/30/19	$89.09	1.01	(a)	(6.44)	(5.43)	(0.66)	(5.05)	(5.71)	0.00
9/30/18	$82.97	0.72	(a)	8.99	9.71	(0.56)	(3.03)	(3.59)	0.00
9/30/17(b)	$71.35	0.67	(a)	10.95	11.62	0.00	0.00	0.00	0.00
Service Class
9/30/20	$77.55	0.37	(a)	0.84	1.21	(0.39)	(6.01)	(6.40)	0.00
9/30/19	$88.54	0.66	(a)	(6.37)	(5.71)	(0.23)	(5.05)	(5.28)	0.00
9/30/18	$82.48	0.33	(a)	8.95	9.28	(0.19)	(3.03)	(3.22)	0.00
9/30/17	$68.34	0.47	(a)	15.28	15.75	(0.51)	(1.10)	(1.61)	0.00
9/30/16	$60.59	0.59		7.83	8.42	(0.37)	(0.30)	(0.67)	0.00
†	Data has been annualized.
(a)	Computed using average shares outstanding throughout the period.
(b)	Commenced on 11/30/2016.
Oakmark Select Fund
Investor Class
9/30/20	$39.20	0.05	(a)	(0.98)	(0.93)	(0.29)	0.00	(0.29)	0.00
9/30/19	$45.84	0.45	(a)	(5.37)	(4.92)	(0.06)	(1.66)	(1.72)	0.00
9/30/18	$47.84	0.09	(a)	(0.08)	0.01	(0.14)	(1.87)	(2.01)	0.00
9/30/17	$40.99	0.17		8.78	8.95	(0.40)	(1.70)	(2.10)	0.00
9/30/16	$36.79	0.39		3.93	4.32	(0.12)	0.00	(0.12)	0.00
Advisor Class
9/30/20	$39.21	0.10	(a)	(0.97)	(0.87)	(0.35)	0.00	(0.35)	0.00
9/30/19	$45.90	0.52	(a)	(5.41)	(4.89)	(0.14)	(1.66)	(1.80)	0.00
9/30/18	$47.90	0.16	(a)	(0.08)	0.08	(0.21)	(1.87)	(2.08)	0.00
9/30/17(b)	$41.93	0.20	(a)	5.77	5.97	0.00	0.00	0.00	0.00
Institutional Class
9/30/20	$39.23	0.13	(a)	(0.98)	(0.85)	(0.37)	0.00	(0.37)	0.00
9/30/19	$45.91	0.54	(a)	(5.40)	(4.86)	(0.16)	(1.66)	(1.82)	0.00
9/30/18	$47.91	0.17	(a)	(0.08)	0.09	(0.22)	(1.87)	(2.09)	0.00
9/30/17(b)	$41.93	0.22	(a)	5.76	5.98	0.00	0.00	0.00	0.00
Service Class
9/30/20	$38.63	(0.04	)(a)	(1.00)	(1.04)	(0.02)	0.00	(0.02)	0.00
9/30/19	$45.23	0.35	(a)	(5.29)	(4.94)	0.00	(1.66)	(1.66)	0.00
9/30/18	$47.21	(0.03	)(a)	(0.08)	(0.11)	0.00	(1.87)	(1.87)	0.00
9/30/17	$40.44	0.05	(a)	8.68	8.73	(0.26)	(1.70)	(1.96)	0.00
9/30/16	$36.31	0.23	(a)	3.90	4.13	0.00	0.00	0.00	0.00
†	Data has been annualized.
(a)	Computed using average shares outstanding throughout the period.
(b)	Commenced on 11/30/2016.

82 OAKMARK FUNDS

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Fund
Investor Class
9/30/20	$72.67	1.18%	$6,153.4	0.92%	0.79%	0.96%	35%
9/30/19	$77.89	-5.68%	$9,044.6	0.88%	1.13%	0.92%	51%
9/30/18	$88.99	11.84%	$12,626.2	0.85%	0.68%	0.89%	29%
9/30/17	$82.85	23.79%	$14,200.2	0.86%	0.91%	0.90%	19%
9/30/16	$68.70	14.36%	$14,636.0	0.89%	1.14%	0.89%	20%
Advisor Class
9/30/20	$72.67	1.30%	$3,269.5	0.81%	0.90%	0.85%	35%
9/30/19	$77.88	-5.59%	$4,786.4	0.78%	1.23%	0.82%	51%
9/30/18	$89.07	11.96%	$5,400.6	0.73%	0.79%	0.77%	29%
9/30/17(b)	$82.97	16.29%	$1,839.8	0.72%†	1.01%†	0.76%†	19%
Institutional Class
9/30/20	$72.72	1.36%	$1,839.7	0.74%	0.98%	0.79%	35%
9/30/19	$77.95	-5.51%	$2,302.3	0.70%	1.29%	0.75%	51%
9/30/18	$89.09	12.01%	$3,330.6	0.70%	0.83%	0.74%	29%
9/30/17(b)	$82.97	16.29%	$2,569.2	0.68%†	1.02%†	0.73%†	19%
Service Class
9/30/20	$72.36	0.90%	$53.7	1.19%	0.51%	1.23%	35%
9/30/19	$77.55	-5.93%	$97.6	1.15%	0.86%	1.19%	51%
9/30/18	$88.54	11.51%	$143.4	1.13%	0.39%	1.17%	29%
9/30/17	$82.48	23.45%	$168.4	1.14%	0.63%	1.18%	19%
9/30/16	$68.34	14.00%	$177.2	1.21%	0.86%	1.21%	20%
†
(a)
(b)
Oakmark Select Fund
Investor Class
9/30/20	$37.98	-2.45%	$1,410.1	1.04%	0.14%	1.11%	28%
9/30/19	$39.20	-10.34%	$3,154.9	1.00%	1.14%	1.08%	45%
9/30/18	$45.84	-0.08%	$4,376.3	0.97%	0.20%	1.04%	41%
9/30/17	$47.84	22.61%	$4,854.7	0.96%	0.39%	1.03%	22%
9/30/16	$40.99	11.76%	$4,962.7	0.98%	0.92%	0.98%	38%
Advisor Class
9/30/20	$37.99	-2.31%	$1,436.2	0.92%	0.27%	1.00%	28%
9/30/19	$39.21	-10.24%	$638.5	0.86%	1.31%	0.94%	45%
9/30/18	$45.90	0.08%	$711.4	0.82%	0.34%	0.89%	41%
9/30/17(b)	$47.90	14.24%	$571.3	0.81%†	0.54%†	0.89%†	22%
Institutional Class
9/30/20	$38.01	-2.27%	$550.2	0.85%	0.33%	0.93%	28%
9/30/19	$39.23	-10.18%	$660.3	0.82%	1.36%	0.90%	45%
9/30/18	$45.91	0.10%	$852.0	0.79%	0.37%	0.86%	41%
9/30/17(b)	$47.91	14.26%	$768.9	0.79%†	0.58%†	0.87%†	22%
Service Class
9/30/20	$37.57	-2.69%	$2.5	1.30%	(0.12%)	1.37%	28%
9/30/19	$38.63	-10.55%	$7.1	1.24%	0.89%	1.31%	45%
9/30/18	$45.23	-0.32%	$14.1	1.23%	(0.06%)	1.30%	41%
9/30/17	$47.21	22.29%	$27.9	1.24%	0.11%	1.31%	22%
9/30/16	$40.44	11.37%	$34.6	1.32%	0.62%	1.32%	38%
†
(a)
(b)

Oakmark.com 83

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Global Fund
Investor Class
9/30/20	$27.52	0.02	(a)	(1.72)	(1.70)	(0.40)	(0.69)	(1.09)	0.00
9/30/19	$32.21	0.50	(a)	(1.71)	(1.21)	(0.29)	(3.19)	(3.48)	0.00
9/30/18	$34.32	0.25		0.12	0.37	(0.30)	(2.18)	(2.48)	0.00
9/30/17	$26.36	0.29	(a)	7.97	8.26	(0.30)	0.00	(0.30)	0.00
9/30/16	$26.34	0.32		0.48	0.80	(0.31)	(0.47)	(0.78)	0.00
Advisor Class
9/30/20	$27.53	0.07	(a)	(1.73)	(1.66)	(0.44)	(0.69)	(1.13)	0.00
9/30/19	$32.22	0.49	(a)	(1.66)	(1.17)	(0.33)	(3.19)	(3.52)	0.00
9/30/18	$34.36	0.30		0.10	0.40	(0.36)	(2.18)	(2.54)	0.00
9/30/17(b)	$27.22	0.24	(a)	6.90	7.14	0.00	0.00	0.00	0.00
Institutional Class
9/30/20	$27.54	0.08	(a)	(1.73)	(1.65)	(0.45)	(0.69)	(1.14)	0.00
9/30/19	$32.25	0.59	(a)	(1.75)	(1.16)	(0.36)	(3.19)	(3.55)	0.00
9/30/18	$34.38	0.31		0.12	0.43	(0.38)	(2.18)	(2.56)	0.00
9/30/17(b)	$27.22	0.26		6.90	7.16	0.00	0.00	0.00	0.00
Service Class
9/30/20	$26.68	(0.04	)(a)	(1.68)	(1.72)	(0.34)	(0.69)	(1.03)	0.00
9/30/19	$31.27	0.44	(a)	(1.68)	(1.24)	(0.16)	(3.19)	(3.35)	0.00
9/30/18	$33.40	0.14		0.13	0.27	(0.22)	(2.18)	(2.40)	0.00
9/30/17	$25.65	(0.14)		8.11	7.97	(0.22)	0.00	(0.22)	0.00
9/30/16	$25.62	0.21	(a)	0.47	0.68	(0.18)	(0.47)	(0.65)	0.00
†	Data has been annualized.
(a)	Computed using average shares outstanding throughout the period.
(b)	Commenced on 11/30/2016.
Oakmark Global Select Fund
Investor Class
9/30/20	$16.81	0.03	(a)	0.24	0.27	(0.22)	0.00	(0.22)	0.00
9/30/19	$18.58	0.31	(a)	(1.31)	(1.00)	(0.22)	(0.55)	(0.77)	0.00
9/30/18	$19.78	0.22	(a)	(0.36)	(0.14)	(0.17)	(0.89)	(1.06)	0.00
9/30/17	$15.81	0.26		3.88	4.14	(0.17)	0.00	(0.17)	0.00
9/30/16	$15.19	0.18		1.31	1.49	(0.13)	(0.74)	(0.87)	0.00
Advisor Class
9/30/20	$16.80	0.05	(a)	0.24	0.29	(0.24)	0.00	(0.24)	0.00
9/30/19	$18.60	0.37	(a)	(1.37)	(1.00)	(0.25)	(0.55)	(0.80)	0.00
9/30/18	$19.81	0.25	(a)	(0.37)	(0.12)	(0.20)	(0.89)	(1.09)	0.00
9/30/17(b)	$16.39	0.25	(a)	3.17	3.42	0.00	0.00	0.00	0.00
Institutional Class
9/30/20	$16.81	0.06	(a)	0.24	0.30	(0.25)	0.00	(0.25)	0.00
9/30/19	$18.61	0.35	(a)	(1.34)	(0.99)	(0.26)	(0.55)	(0.81)	0.00
9/30/18	$19.81	0.27	(a)	(0.37)	(0.10)	(0.21)	(0.89)	(1.10)	0.00
9/30/17(b)	$16.39	0.23	(a)	3.19	3.42	0.00	0.00	0.00	0.00
†	Data has been annualized.
(a)	Computed using average shares outstanding throughout the period
(b)	Commenced on 11/30/2016.

84 OAKMARK FUNDS

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Global Fund
Investor Class
9/30/20	$24.73	-6.73%	$645.2	1.20%	0.10%	1.26%	24%
9/30/19	$27.52	-2.48%	$1,077.3	1.17%	1.82%	1.23%	20%
9/30/18	$32.21	1.02%	$1,492.7	1.15%	0.68%	1.21%	25%
9/30/17	$34.32	31.64%	$1,811.8	1.15%	0.96%	1.21%	32%
9/30/16	$26.36	2.93%	$2,328.9	1.17%	1.14%	1.17%	32%
Advisor Class
9/30/20	$24.74	-6.61%	$209.0	1.08%	0.26%	1.14%	24%
9/30/19	$27.53	-2.35%	$263.0	1.05%	1.79%	1.10%	20%
9/30/18	$32.22	1.10%	$440.2	1.06%	0.89%	1.12%	25%
9/30/17(b)	$34.36	26.23%	$499.9	1.01%†	0.89%†	1.07%†	32%
Institutional Class
9/30/20	$24.75	-6.57%	$313.4	1.02%	0.33%	1.08%	24%
9/30/19	$27.54	-2.30%	$313.8	1.00%	2.17%	1.06%	20%
9/30/18	$32.25	1.18%	$333.5	0.98%	0.93%	1.04%	25%
9/30/17(b)	$34.38	26.30%	$309.6	0.96%†	1.55%†	1.02%†	32%
Service Class
9/30/20	$23.93	-7.01%	$8.3	1.47%	(0.16%)	1.53%	24%
9/30/19	$26.68	-2.71%	$12.3	1.41%	1.66%	1.47%	20%
9/30/18	$31.27	0.73%	$16.6	1.44%	0.43%	1.50%	25%
9/30/17	$33.40	31.27%	$22.5	1.42%	0.63%	1.48%	32%
9/30/16	$25.65	2.60%	$25.6	1.50%	0.82%	1.50%	32%
†
(a)
(b)
Oakmark Global Select Fund
Investor Class
9/30/20	$16.86	1.50%	$483.7	1.19%	0.16%	1.25%	33%
9/30/19	$16.81	-4.90%	$798.4	1.18%	1.88%	1.25%	21%
9/30/18	$18.58	-0.86%	$1,404.8	1.12%	1.15%	1.19%	26%
9/30/17	$19.78	26.41%	$2,035.3	1.12%	1.25%	1.18%	39%
9/30/16	$15.81	9.92%	$2,037.1	1.15%	1.12%	1.15%	17%
Advisor Class
9/30/20	$16.85	1.64%	$392.7	1.07%	0.29%	1.14%	33%
9/30/19	$16.80	-4.85%	$449.0	1.07%	2.25%	1.14%	21%
9/30/18	$18.60	-0.75%	$457.6	1.02%	1.32%	1.09%	26%
9/30/17(b)	$19.81	20.87%	$148.4	1.00%†	1.58%†	1.07%†	39%
Institutional Class
9/30/20	$16.86	1.70%	$414.3	1.00%	0.36%	1.07%	33%
9/30/19	$16.81	-4.79%	$538.8	1.01%	2.15%	1.07%	21%
9/30/18	$18.61	-0.66%	$780.8	0.96%	1.39%	1.03%	26%
9/30/17(b)	$19.81	20.87%	$608.0	0.94%†	1.46%†	1.00%†	39%
†
(a)
(b)

Oakmark.com 85

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark International Fund
Investor Class
9/30/20	$22.88	0.08	(a)	(2.60)	(2.52)	(0.45)	0.00	(0.45)	0.00
9/30/19	$26.14	0.64	(a)	(2.43)	(1.79)	(0.44)	(1.03)	(1.47)	0.00
9/30/18	$28.77	0.60		(2.36)	(1.76)	(0.39)	(0.48)	(0.87)	0.00
9/30/17	$21.66	0.44		7.01	7.45	(0.34)	0.00	(0.34)	0.00
9/30/16	$21.34	0.36	(a)	1.04	1.40	(0.50)	(0.58)	(1.08)	0.00
Advisor Class
9/30/20	$22.86	0.12	(a)	(2.61)	(2.49)	(0.48)	0.00	(0.48)	0.00
9/30/19	$26.17	0.76	(a)	(2.54)	(1.78)	(0.50)	(1.03)	(1.53)	0.00
9/30/18	$28.82	0.70	(a)	(2.44)	(1.74)	(0.43)	(0.48)	(0.91)	0.00
9/30/17(b)	$21.96	0.53	(a)	6.33	6.86	0.00	0.00	0.00	0.00
Institutional Class
9/30/20	$22.89	0.13	(a)	(2.60)	(2.47)	(0.50)	0.00	(0.50)	0.00
9/30/19	$26.19	0.73	(a)	(2.50)	(1.77)	(0.50)	(1.03)	(1.53)	0.00
9/30/18	$28.82	0.63	(a)	(2.35)	(1.72)	(0.43)	(0.48)	(0.91)	0.00
9/30/17(b)	$21.96	0.46	(a)	6.40	6.86	0.00	0.00	0.00	0.00
Service Class
9/30/20	$23.00	0.04	(a)	(2.63)	(2.59)	(0.37)	0.00	(0.37)	0.00
9/30/19	$26.26	0.61	(a)	(2.48)	(1.87)	(0.36)	(1.03)	(1.39)	0.00
9/30/18	$28.90	0.57		(2.42)	(1.85)	(0.31)	(0.48)	(0.79)	0.00
9/30/17	$21.74	0.46		6.96	7.42	(0.26)	0.00	(0.26)	0.00
9/30/16	$21.40	0.29	(a)	1.04	1.33	(0.41)	(0.58)	(0.99)	0.00
†	Data has been annualized.
(a)	Computed using average shares outstanding throughout the period.
(b)	Commenced on 11/30/2016.
Oakmark International Small Cap Fund
Investor Class
9/30/20	$14.61	0.31	(a)	(1.22)	(0.91)	(0.03)	0.00	(0.03)	0.00
9/30/19	$16.34	0.27	(a)	(0.89)	(0.62)	(0.20)	(0.91)	(1.11)	0.00	(b)
9/30/18	$18.12	0.23	(a)	(1.37)	(1.14)	(0.14)	(0.50)	(0.64)	0.00	(b)
9/30/17	$14.84	0.23	(a)	3.50	3.73	(0.36)	(0.09)	(0.45)	0.00	(b)
9/30/16	$14.63	0.42	(a)	0.51	0.93	(0.36)	(0.36)	(0.72)	0.00	(b)
Advisor Class
9/30/20	$14.64	0.30	(a)	(1.19)	(0.89)	(0.06)	0.00	(0.06)	0.00
9/30/19	$16.33	0.31	(a)	(0.90)	(0.59)	(0.19)	(0.91)	(1.10)	0.00	(b)
9/30/18	$18.14	0.25		(1.38)	(1.13)	(0.18)	(0.50)	(0.68)	0.00	(b)
9/30/17(c)	$14.16	0.19	(a)	3.79	3.98	0.00	0.00	0.00	0.00	(b)
Institutional Class
9/30/20	$14.59	0.33	(a)	(1.21)	(0.88)	(0.06)	0.00	(0.06)	0.00
9/30/19	$16.36	0.29	(a)	(0.90)	(0.61)	(0.25)	(0.91)	(1.16)	0.00	(b)
9/30/18	$18.15	0.26		(1.36)	(1.10)	(0.19)	(0.50)	(0.69)	0.00	(b)
9/30/17(c)	$14.16	0.21	(a)	3.78	3.99	0.00	0.00	0.00	0.00	(b)
Service Class
9/30/20	$14.51	0.26	(a)	(1.21)	(0.95)	0.00	0.00	0.00	0.00
9/30/19	$16.21	0.24	(a)	(0.88)	(0.64)	(0.15)	(0.91)	(1.06)	0.00	(b)
9/30/18	$18.00	0.16	(a)	(1.34)	(1.18)	(0.11)	(0.50)	(0.61)	0.00	(b)
9/30/17	$14.75	0.17	(a)	3.49	3.66	(0.32)	(0.09)	(0.41)	0.00	(b)
9/30/16	$14.53	0.38	(a)	0.51	0.89	(0.31)	(0.36)	(0.67)	0.00	(b)
†	Data has been annualized.
(a)	Computed using average shares outstanding throughout the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Commenced on 11/30/2016.

86 OAKMARK FUNDS

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark International Fund
Investor Class
9/30/20	$19.91	-11.37%	$7,959.9	1.00%	0.39%	1.05%	32%
9/30/19	$22.88	-6.41%	$14,446.5	0.98%	2.84%	1.04%	35%
9/30/18	$26.14	-6.33%	$24,866.2	0.96%	1.84%	1.01%	36%
9/30/17	$28.77	34.88%	$31,058.2	0.95%	1.72%	1.00%	41%
9/30/16	$21.66	6.66%	$23,277.7	1.00%	1.72%	1.00%	44%
Advisor Class
9/30/20	$19.89	-11.28%	$6,282.8	0.90%	0.59%	0.95%	32%
9/30/19	$22.86	-6.34%	$6,701.4	0.90%	3.35%	0.95%	35%
9/30/18	$26.17	-6.25%	$5,757.4	0.83%	2.53%	0.88%	36%
9/30/17(b)	$28.82	31.24%	$914.3	0.81%†	2.42%†	0.86%†	41%
Institutional Class
9/30/20	$19.92	-11.19%	$7,233.5	0.82%	0.62%	0.87%	32%
9/30/19	$22.89	-6.27%	$9,457.3	0.81%	3.20%	0.86%	35%
9/30/18	$26.19	-6.16%	$12,174.4	0.79%	2.25%	0.84%	36%
9/30/17(b)	$28.82	31.24%	$7,658.7	0.77%†	2.06%†	0.83%†	41%
Service Class
9/30/20	$20.04	-11.55%	$183.8	1.26%	0.17%	1.32%	32%
9/30/19	$23.00	-6.70%	$306.6	1.24%	2.68%	1.29%	35%
9/30/18	$26.26	-6.59%	$442.9	1.24%	1.53%	1.29%	36%
9/30/17	$28.90	34.51%	$579.7	1.22%	1.38%	1.27%	41%
9/30/16	$21.74	6.32%	$532.3	1.34%	1.38%	1.34%	44%
†
(a)
(b)
Oakmark International Small Cap Fund
Investor Class
9/30/20	$13.67	-6.23%	$388.9	1.45%	2.21%	1.45%	42%
9/30/19	$14.61	-2.91%	$546.4	1.38%	1.88%	1.38%	39%
9/30/18	$16.34	-6.43%	$1,013.6	1.36%	1.32%	1.36%	45%
9/30/17	$18.12	25.98%	$1,835.5	1.36%	1.40%	1.36%	34%
9/30/16	$14.84	6.66%	$2,365.1	1.38%	2.97%	1.38%	38%
Advisor Class
9/30/20	$13.69	-6.16%	$155.7	1.35%	2.14%	1.35%	42%
9/30/19	$14.64	-2.72%	$142.5	1.26%	2.13%	1.26%	39%
9/30/18	$16.33	-6.39%	$346.6	1.32%	1.41%	1.32%	45%
9/30/17(c)	$18.14	28.11%	$388.5	1.21%†	1.29%†	1.21%†	34%
Institutional Class
9/30/20	$13.65	-6.09%	$614.2	1.26%	2.37%	1.26%	42%
9/30/19	$14.59	-2.75%	$735.8	1.23%	2.03%	1.23%	39%
9/30/18	$16.36	-6.23%	$863.3	1.17%	1.49%	1.17%	45%
9/30/17(c)	$18.15	28.18%	$839.1	1.14%†	1.47%†	1.14%†	34%
Service Class
9/30/20	$13.56	-6.55%	$0.8	1.77%	1.91%	1.77%	42%
9/30/19	$14.51	-3.11%	$1.0	1.58%	1.70%	1.58%	39%
9/30/18	$16.21	-6.73%	$1.5	1.71%	0.93%	1.71%	45%
9/30/17	$18.00	25.56%	$2.1	1.66%	1.04%	1.66%	34%
9/30/16	$14.75	6.39%	$1.5	1.69%	2.69%	1.69%	38%
†
(a)
(b)
(c)

Oakmark.com 87

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Equity and Income Fund
Investor Class
9/30/20	$30.30	0.42	(a)	(0.56)	(0.14)	(0.51)	(2.15)	(2.66)	0.00
9/30/19	$32.52	0.52	(a)	(0.04)	0.48	(0.50)	(2.20)	(2.70)	0.00
9/30/18	$33.41	0.49	(a)	1.22	1.71	(0.43)	(2.17)	(2.60)	0.00
9/30/17	$30.20	0.58		3.89	4.47	(0.47)	(0.79)	(1.26)	0.00
9/30/16	$29.98	0.36	(a)	1.73	2.09	(0.34)	(1.53)	(1.87)	0.00
Advisor Class
9/30/20	$30.31	0.46	(a)	(0.56)	(0.10)	(0.55)	(2.15)	(2.70)	0.00
9/30/19	$32.55	0.55	(a)	(0.03)	0.52	(0.56)	(2.20)	(2.76)	0.00
9/30/18	$33.46	0.56	(a)	1.20	1.76	(0.50)	(2.17)	(2.67)	0.00
9/30/17(b)	$29.97	0.55	(a)	2.94	3.49	0.00	0.00	0.00	0.00
Institutional Class
9/30/20	$30.33	0.47	(a)	(0.56)	(0.09)	(0.57)	(2.15)	(2.72)	0.00
9/30/19	$32.56	0.59	(a)	(0.05)	0.54	(0.57)	(2.20)	(2.77)	0.00
9/30/18	$33.46	0.58	(a)	1.19	1.77	(0.50)	(2.17)	(2.67)	0.00
9/30/17(b)	$29.97	0.59	(a)	2.90	3.49	0.00	0.00	0.00	0.00
Service Class
9/30/20	$30.11	0.35	(a)	(0.56)	(0.21)	(0.43)	(2.15)	(2.58)	0.00
9/30/19	$32.29	0.44	(a)	(0.02)	0.42	(0.40)	(2.20)	(2.60)	0.00
9/30/18	$33.19	0.40	(a)	1.21	1.61	(0.34)	(2.17)	(2.51)	0.00
9/30/17	$30.00	0.45		3.90	4.35	(0.37)	(0.79)	(1.16)	0.00
9/30/16	$29.75	0.26	(a)	1.73	1.99	(0.21)	(1.53)	(1.74)	0.00
†	Data has been annualized.
(a)	Computed using average shares outstanding throughout the period.
(b)	Commenced on 11/30/2016.
Oakmark Bond Fund
Advisor Class
9/30/20(b)	$10.00	0.04	(a)	0.15	0.19	(0.03)	0.00	(0.03)	0.00
Institutional Class
9/30/20(b)	$10.00	0.04	(a)	0.17	0.21	(0.04)	0.00	(0.04)	0.00
†	Data has been annualized.
(a)	Computed using average shares outstanding throughout the period.
(b)	Commenced operations on 6/10/2020.
88 OAKMARK FUNDS

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Equity and Income Fund
Investor Class
9/30/20	$27.50	-0.90%	$5,492.4	0.84%	1.52%	0.94%	15%
9/30/19	$30.30	2.29%	$9,006.7	0.81%	1.74%	0.91%	11%
9/30/18	$32.52	5.29%	$12,159.5	0.78%	1.51%	0.88%	23%
9/30/17	$33.41	15.30%	$14,249.1	0.78%	1.71%	0.87%	18%
9/30/16	$30.20	7.34%	$15,367.7	0.79%	1.22%	0.79%	18%
Advisor Class
9/30/20	$27.51	-0.76%	$951.9	0.71%	1.65%	0.81%	15%
9/30/19	$30.31	2.41%	$1,347.6	0.68%	1.86%	0.78%	11%
9/30/18	$32.55	5.42%	$1,720.5	0.64%	1.72%	0.74%	23%
9/30/17(b)	$33.46	11.64%	$724.7	0.61%†	2.07%†	0.71%†	18%
Institutional Class
9/30/20	$27.52	-0.73%	$844.3	0.65%	1.72%	0.75%	15%
9/30/19	$30.33	2.49%	$1,188.9	0.63%	1.96%	0.72%	11%
9/30/18	$32.56	5.47%	$1,035.0	0.59%	1.77%	0.69%	23%
9/30/17(b)	$33.46	11.64%	$536.3	0.59%†	2.19%†	0.69%†	18%
Service Class
9/30/20	$27.32	-1.16%	$174.3	1.10%	1.25%	1.20%	15%
9/30/19	$30.11	2.05%	$293.1	1.05%	1.48%	1.15%	11%
9/30/18	$32.29	4.99%	$447.5	1.05%	1.23%	1.15%	23%
9/30/17	$33.19	14.95%	$622.1	1.05%	1.44%	1.14%	18%
9/30/16	$30.00	7.02%	$744.2	1.10%	0.90%	1.10%	18%
†
(a)
(b)
Oakmark Bond Fund
Advisor Class
9/30/20(b)	$10.16	2.04%	$0.6	0.54%†	1.19%†	3.14%†	25%
Institutional Class
9/30/20(b)	$10.17	2.07%	$79.0	0.44%†	1.32%†	2.42%†	25%
†
(a)
(b)

Oakmark.com 89

Report of Independent Registered Public Accounting Firm

To the shareholders and Board of Trustees of
Harris Associates Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Harris Associates Investment Trust comprising the Oakmark Fund, Oakmark Select Fund, Oakmark Global Fund, Oakmark Global Select Fund, Oakmark International Fund, Oakmark International Small Cap Fund, Oakmark Equity and Income Fund, and Oakmark Bond Fund (the "Funds"), including the schedules of investments as of September 30, 2020; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Funds, except the Oakmark Bond Fund; the related statement of operations, changes in net assets, and financial highlights for the period from June 10, 2020 (commencement of operations) through September 30, 2020, for the Oakmark Bond Fund; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds, except the Oakmark Bond Fund as of September 30, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Oakmark Bond Fund as of September 30, 2020, the results of operations, changes in net assets, and financial highlights for the Oakmark Bond Fund for the period from June 10, 2020 (commencement of operations) through September 30, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois
November 25, 2020

We have served as the auditor of one or more Harris Associates Investment Trust investment companies since 2002.

90 OAKMARK FUNDS

Liquidity Risk Management Program Disclosure

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Oakmark Funds (the "Funds") have adopted and implemented a liquidity risk management program (the "Program") designed to assess and manage each Fund's liquidity risk. Pursuant to the Liquidity Rule, liquidity risk is defined as the risk that a Fund is unable to meet investor redemption requests without significantly diluting the remaining investors' interests in the Fund. The Board of Trustees (the "Board") of the Funds has designated the Funds' investment adviser, Harris Associates L.P., as the administrator of the Program (the "Program Administrator").

The Program Administrator has established a Liquidity Risk Management Committee to carry out its primary responsibilities under the Program including (1) classification of the liquidity of each Fund's portfolio investments; (2) assessment, management and periodic review of each Fund's liquidity risk; (3) determination of each Fund's Highly Liquid Investment Minimum ("HLIM"), if applicable, and the response process to shortfalls if a Fund's level of highly liquid investments falls below its HLIM; (4) management of each Fund's liquidity risk by not acquiring an illiquid investment, if immediately after the acquisition, the Fund would have invested more than 15% of such Fund's net assets in illiquid investments; (5) required SEC Reporting via Form N-PORT and Form N-Liquid (as applicable); (6) annual review and drafting an annual report on the adequacy and effectiveness of the Program to the Board; and (7) recordkeeping. As part of its responsibilities, the Program Administrator has retained a third party service provider ("Service Provider") to perform certain functions, including providing market data and liquidity classification model information.

On April 22, 2020, the Board reviewed the Program Administrator's annual report (the "Report") on the operation of the Program and the adequacy and effectiveness of its implementation for the 12-month period April 1, 2019 to March 31, 2020 (the "Reporting Period"). The Report included a summary of the operation of the Program, information and factors considered by the Program Administrator in assessing whether the Program was adequately and effectively implemented, and the Program Administrator's evaluation of the sufficiency of services provided by the Service Provider. The Report concluded that during the Period, the Funds' Program operated adequately and effectively, including during more stressed market conditions, and was adequately and effectively implemented. There were no material changes to the Program during the Reporting Period.

Oakmark.com 91

Disclosure Regarding Investment Advisory Agreements Approval

The Oakmark Funds Disclosure Regarding the Board of Trustees' Approval of Investment Advisory Agreements as Approved September 25, 2020

On an annual basis, the Board of Trustees (the "Board" or "Trustees") of the Oakmark Funds (the "Funds"), including a majority of the Trustees who are not "interested persons" of Harris Associates L.P., the Funds' investment adviser (the "Adviser") or the Funds ("Independent Trustees"), considers whether to continue each Fund's investment advisory agreement (each, an "Agreement," and collectively, the "Agreements") with the Adviser. At a special meeting held on September 25, 2020, the Board, including all of the Independent Trustees, determined that the continuation of the Agreement for each Fund was in the best interest of the Fund and its shareholders, and approved the continuation of each Agreement through October 31, 2021.

The Board's Committee on Contracts (the "Committee") leads the Board in its evaluation of the Agreements. The Committee is comprised entirely of Independent Trustees, and more than 75% of the Board is comprised of Independent Trustees. The Committee, together with the other Independent Trustees, requested, received, reviewed and considered materials provided by the Adviser in response to questions submitted by the Independent Trustees that they believed to be relevant to the continuation of the Agreements with respect to each Fund in light of legal advice furnished to them by their legal counsel that is experienced in Investment Company Act of 1940 matters and that is independent from the Adviser ("Independent Counsel"); their own business judgment; and developments in the industry, the markets and mutual fund regulation and litigation. During the annual contract approval process, the Committee and the other Independent Trustees met multiple times specifically to review and consider materials related to the proposed continuation of each Agreement; and to ensure that the Adviser had time to respond to questions from the Independent Trustees and that the Independent Trustees had time to consider those responses. They also met with senior representatives of the Adviser regarding, among other things, its personnel, operations and financial condition as they relate to the Funds. In addition, the Board retained Broadridge Financial Solutions, Inc. ("Broadridge"), an independent consulting firm that specializes in the analysis of fund industry data, to provide performance and expense information for each Fund and a peer group of comparable funds, as selected by Broadridge. The Board also met with Broadridge representatives to request certain additional information and again to follow up on specific questions regarding data provided.

While the Board considered the continuation of the Agreements for all of the Funds at the same meetings, the Board considered each Fund's Agreement separately from those of each other Fund.

In connection with its deliberations, the Board also considered a broad range of information relevant to the annual contract approval process that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for each Fund, as well as reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder support and other services provided by the Adviser and its affiliates.

The Independent Trustees were advised by Independent Counsel throughout the annual contract approval process and they received a memorandum from Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract approval process, the Committee and the other Independent Trustees met with Independent Counsel separately from representatives of the Adviser.

Provided below is a description of the Board's annual contract approval process and material factors that the Board considered regarding continuation of the Agreements and the compensation to be paid thereunder. The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract approval process.

This description is not intended to include all of the factors considered by the Board. The Trustees did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreements to each Fund and, through the Fund, its shareholders.

Nature, Extent and Quality of Services

The Board's consideration of the nature, extent and quality of the Adviser's services to the Funds took into account the knowledge the Board gained during meetings with the Adviser throughout the year. In addition, the Board considered: the Adviser's long-term history of care and conscientiousness in the management of the Funds; the consistency of its investment approach; the qualifications, experience and capabilities of, and the resources available to, the Adviser's investment and other personnel responsible for managing the Funds; the Adviser's performance as administrator of the Funds; and the Adviser's compliance program. The Board also considered the Adviser's resources and reviewed key personnel involved in providing investment management services to the Funds, including the time that investment personnel devoted to each Fund, and the investment results produced as a result of the Adviser's in-house research. The Trustees also reviewed information regarding each Fund's "active share" in relation to its benchmark index.

The Board noted the extensive range of services that the Adviser provides to the Funds beyond the investment management services. The Board considered that, pursuant to each Agreement, the Adviser provides administrative services, including, among others, oversight of shareholder communications, fund administration and accounting services, regulatory and legal obligation oversight, supervision of Fund operations and Board support. The Board noted that the Adviser is also responsible for monitoring compliance with each Fund's investment objectives, policies and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board also considered that the Adviser's responsibilities include continual management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Funds, and on a regular basis it considers information regarding the Adviser's processes for monitoring and managing risk. The Board also noted the Adviser's oversight of the Funds' various outside service providers, including its negotiation of certain service

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providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs and business continuity programs, among other matters. The Board further noted the additional responsibilities of Management in administering the liquidity risk management program. The Board also considered the Adviser's ongoing development of its own internal infrastructure, including, among other things, its operational and trading capabilities, and its information technology to support the Funds' compliance structure through, among other things, cybersecurity programs, business continuity planning and risk management. The Board also noted the Adviser's implementation of its business continuity plan in response to the COVID-19 pandemic. In addition, the Board noted the positive compliance history of the Adviser.

The Board also considered the general structure of the Adviser's compensation program for portfolio managers, analysts and certain other employees, and whether this structure provides appropriate incentives to act in the best interests of the Funds. In addition, the Board considered the ability of the Adviser to attract and retain qualified personnel to service the Funds. The Board also noted the significant personal investments that the Adviser's personnel have made in the Funds, which serve to further align the interests of the Adviser and its personnel with those of the Funds' shareholders.

The Board also considered the manner in which the Adviser addressed various matters that arose during the year. These matters may have been the result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered the Adviser's response to recent market conditions, such as the economic dislocation and rise in volatility that accompanied shutdowns related to the efforts to stem the spread of COVID-19 and considered the overall performance of the Adviser in this context.

Investment Performance of the Funds

The Board considered each Fund's investment performance over various time periods, net of the Fund's fees and expenses, both on an absolute basis and compared to the performance of a broader group of comparable funds pursuing generally similar strategies with the same investment classification and/or objective as each Fund (the Fund's "Performance Universe"), as selected by Broadridge. The Board also considered the quintile ranking of each Fund against its Performance Universe. As a general matter, the Board considered each Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups. The performance periods considered by the Board were those ended April 30, 2020. In addition, in light of the market disruption caused by the COVID-19 pandemic, the Board also reviewed comparable performance data for the periods ended June 30, 2020. The Board considered the 1-, 3-, 5- and 10-year performance for each Fund.

Further detail considered by the Board regarding the investment performance of each Fund is set forth below:

Oakmark Fund. The Board considered that the Oakmark Fund underperformed the median annualized returns of its respective Performance Universe during the 1-, 3-, 5- and 10-year periods ending April 30, 2020.

Oakmark Select Fund. The Board considered that the Oakmark Select Fund underperformed the median annualized returns of its respective Performance Universe during the 1-, 3-, 5- and 10-year periods ending April 30, 2020. The Board also considered that the Fund outperformed the median annualized return of its respective Performance Universe during the 10-year period ending June 30, 2020.

Oakmark Equity and Income Fund. he Board considered that the Oakmark Equity and Income Fund underperformed the median annualized returns of its respective Performance Universe during the 1-, 3-, 5- and 10-year periods ending April 30, 2020.

Oakmark Global Fund. The Board considered that the Oakmark Global Fund underperformed the median annualized returns of its respective Performance Universe during the 1-, 3-, 5- and 10-year periods ending April 30, 2020.

Oakmark Global Select Fund. The Board considered that the Oakmark Global Select Fund underperformed the median annualized returns of its respective Performance Universe during the 1-, 3-, 5- and 10-year periods ending April 30, 2020. The Board also considered that the Fund outperformed the median annualized return of its respective Performance Universe during the 1-, 5- and 10-year periods ending June 30, 2020.

Oakmark International Fund. The Board considered that the Oakmark International Fund underperformed the median annualized return of its respective Performance Universe during the 1-, 3- and 5-year periods ending April 30, 2020 and outperformed the median annualized return of its respective Performance Universe during the 10-year period ending April 30, 2020. The Board also considered that the Fund outperformed the median annualized return of its respective Performance Universe during the 5- and 10-year periods ending June 30, 2020.

Oakmark International Small Cap Fund. The Board considered that the Oakmark International Small Cap Fund underperformed the median annualized returns of its respective Performance Universe during the 1-, 3-, 5- and 10-year periods ending April 30, 2020.

In addition to considering each Fund's performance as compared to that of its respective Performance Universe, the Board also considered each Fund's performance as compared to that of its benchmark, and other comparative data provided by Broadridge, including each Fund's total return and performance relative to risk, and separate comparative data provided by the Adviser. The Board met quarterly with the portfolio managers of each Fund to discuss the Fund's performance during the year prior to voting on the contract renewal. For each Fund with periods of underperformance as compared to its Performance Universe, that the Board believed warranted further inquiry, the Board discussed with the Adviser the factors that caused such underperformance and how the Adviser evaluates underperformance relative to Fund peers. The Board considered the Adviser's responses with respect to each Fund that experienced underperformance.

Costs of Services Provided and Profits Realized by the Adviser

The Board considered the fee structure for each Fund under its Agreement as compared to the peer group provided by Broadridge, including funds that the Adviser identified as comparable peer funds. Specifically, using the information provided by Broadridge, the Board considered each Fund's management fee and the management fees for other mutual funds comparable in fund type, investment classification/objective, load type and asset size to each Fund (the Fund's "Expense Group"), and considered each Fund's total expense ratio, which reflects the total fees paid by an investor, and those of its Expense Group.

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Further detail considered by the Board regarding each Fund's management fee and total expense ratio as of the conclusion of its fiscal year ended September 30, 2019, is set forth below:

Oakmark Fund. The Board considered that the Oakmark Fund's management fee net of fees waived by the Adviser and the Fund's total expense ratio were both higher than the corresponding medians of its respective Expense Group.

Oakmark Select Fund. The Board considered that the Oakmark Select Fund's management fee net of fees waived by the Adviser and the Fund's total expense ratio were both higher than the corresponding medians of its respective Expense Group.

Oakmark Equity and Income Fund. The Board considered that the Oakmark Equity and Income Fund's management fee net of fees waived by the Adviser and the Fund's total expense ratio were both the same as the corresponding median of its respective Expense Group.

Oakmark Global Fund. The Board considered that the Oakmark Global Fund's management fee net of fees waived by the Adviser and the Fund's total expense ratio were both higher than the corresponding median of its respective Expense Group.

Oakmark Global Select Fund. The Board considered that the Oakmark Global Select Fund's management fee net of fees waived by the Adviser and the Fund's total expense ratio were both higher than the corresponding medians of its respective Expense Group.

Oakmark International Fund. The Board considered that the Oakmark International Fund's management fee net of fees waived by the Adviser was higher than the corresponding median of its respective Expense Group and the Fund's total expense ratio was lower than the corresponding median of its respective Expense Group.

Oakmark International Small Cap Fund. The Board considered that the Oakmark International Small Cap Fund's management fee and the Fund's total expense ratio were both higher than the corresponding medians of its respective Expense Group.

The Board also reviewed the Adviser's management fees for comparable institutional separate account clients and sub-advised funds (for which the Adviser provides portfolio management services only). The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and any such comparable separate account clients and/or sub-advised funds, including any breakpoints, and noted the Adviser's explanation that, although in most instances the fees paid by those other clients were lower than the fees paid by the Funds, the differences reflected the Adviser's significantly greater level of responsibilities and broader scope of services with respect to the Funds. The Board further noted the more extensive regulatory obligations and the various risks (e.g., operational, enterprise, legal, regulatory, compliance) associated with managing the Funds as compared to any such comparable separate account clients and/or sub-advised funds.

The Board also noted that each Fund's management fee is a single fee that compensates the Adviser for its services as investment adviser and manager under the Agreements, and further noted that, for comparative purposes, where possible, Broadridge aggregated the separate investment advisory and administrative fees into a single management fee for the mutual funds in the Expense Group that clearly identify two separate fees. The Board noted that some mutual funds in the Expense Group may pay directly from fund assets for certain services that the Adviser is compensated for out of the management fee for the Funds. Accordingly, the Board also considered each Fund's total expense ratio as compared with its respective Expense Group as a way of taking account of these differences. The Board also considered the expense limitation agreement for each Fund and the current investment advisory fee waiver agreement for Oakmark Fund, Oakmark Select Fund, Oakmark Equity and Income Fund, Oakmark Global Fund, Oakmark Global Select Fund and Oakmark International Fund.

The Board also considered the Adviser's costs in serving as the Funds' investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Funds. Finally, the Board considered the Adviser's profitability analysis, as well as an Investment Management Industry Profitability Analysis prepared by Broadridge. The Board examined the estimated pre-tax profits realized by the Adviser and its affiliates from their relationship with each Fund, as presented in the profitability analyses, as well as the financial condition of the Adviser. The Board reviewed the Adviser's methodology for allocating costs among the Adviser's lines of business and among the Funds, for purposes of calculating its estimated profitability, and recognized that the methodology may not reflect all of the costs or risks associated with offering and managing a mutual fund complex. The Board also recognized that the Adviser and its affiliates are entitled to earn a reasonable level of profits for services they provide to each Fund.

Economies of Scale

The Board considered whether each Fund's management fee structure reflects any potential economies of scale that may be realized by the Adviser for the benefit of each Fund's shareholders. The Board reviewed each Agreement, which includes the current breakpoints that decrease the management fee rate as Fund assets increase. In addition, the Board considered each Fund's expense limitation agreement and the investment advisory fee waiver agreement for Oakmark Fund, Oakmark Select Fund, Oakmark Equity and Income Fund, Oakmark Global Fund, Oakmark Global Select Fund and Oakmark International Fund that reduces each Fund's expenses at all asset levels, which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provides protection from an increase in expenses if a Fund's assets decline. The Board also considered that the Adviser has provided, at no added cost to the Funds, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Funds and their shareholders.

Other Benefits Derived from the Relationship with the Funds

The Board considered any fall-out benefits likely to accrue to the Adviser or its affiliates from their relationship with each Fund. The Board noted that an affiliate of the Adviser serves as the Funds' distributor, without compensation, pursuant to a written agreement the Board evaluates annually. The Board also considered the Adviser's use of a portion of the commissions paid by the Funds on their portfolio brokerage transactions to obtain research and brokerage products and services benefiting the Funds and/or other clients of the Adviser, and considered the Adviser's assertion that its use of "soft" commission dollars to obtain research and brokerage products and services was consistent with regulatory requirements.

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Additional Factors Considered

At the special Board meeting on September 25, 2020, the Board considered and approved a series of changes to the Funds' share class lineup and fee structure that will take effect in conjunction with the Funds' annual update of the registration statement. In connection with these changes, the Board also considered and approved new investment advisory fee waiver and expense limitation agreements for each Fund through January 27, 2022. In approving the changes to each Fund's fee structure, the Board considered the information provided by the Adviser with regard to each Fund's proposed management fees and total expense ratios compared to its Expense Group. The Board also considered the proposed new management fee breakpoint schedule for each Fund. The Board noted that each Fund's proposed management fee would decrease as a result of the proposed changes.

Conclusion

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Agreements, the Board, including all of the Independent Trustees, in its business judgment, concluded that approval of the continuation of each Agreement was in the best interests of the respective Fund and its shareholders. In reaching this determination, the Board considered that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and consistent with the Fund's Agreement and that each Fund was likely to continue to benefit from services provided under its Agreement with the Adviser; that the Adviser was delivering performance for each Fund that was consistent with the long-term investment strategies being pursued by the Fund, and that the Fund and its shareholders were benefiting from the Adviser's investment management of the Fund; that the current management fees paid by each Fund to the Adviser and the proposed management fees to be paid by each Fund were reasonable in light of the services provided; that the current and proposed breakpoints in the fee schedule for each Fund allow shareholders to benefit from potential economies of scale that may be achieved by the Adviser; that the profitability of the Adviser's relationship with each Fund appeared to be reasonable in relation to the services performed; and that the benefits accruing to the Adviser and its affiliates by virtue of their relationship with the Funds were reasonable in light of the costs and risks associated with providing the investment advisory and other services to each Fund and the benefits accruing to each Fund. The Board's conclusions are based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual contract approval process.

Oakmark Bond Fund Disclosure Regarding the Board of Trustees' Initial Consideration and Approval of the Investment Advisory Agreement as Approved January 22, 2020

Prior to approving the investment advisory agreement with Harris Associates L.P. (the "Adviser") (the "Agreement"), with respect to Oakmark Bond Fund (the "Fund"), the Board of Trustees (the "Board" or "Trustees") of the Oakmark Funds (the "Funds" or "Trust"), including a majority of the Trustees who are not "interested persons" of the Adviser or the Funds ("Independent Trustees"), evaluated the Agreement.

The Board's Committee on Contracts (the "Committee") led the Board in its evaluation of the Agreement. The Committee is comprised entirely of Independent Trustees, and more than 75% of the Board is comprised of Independent Trustees. The Committee, together with the other Independent Trustees, requested, received, reviewed and considered materials provided by the Adviser in response to questions submitted by the Independent Trustees that they believed to be relevant to the evaluation of the Agreement in light of legal advice furnished to them by their legal counsel that is experienced in Investment Company Act of 1940 matters and that is independent from the Adviser ("Independent Counsel"); their own business judgment; and developments in the industry, the markets and mutual fund regulation and litigation. They also met with senior representatives of the Adviser regarding, among other things, its personnel, operations and financial condition as they relate to the Fund.

In connection with its deliberations, the Board also considered a broad range of information relevant to the Agreement that is provided to the Board (including its various standing committees) at meetings throughout the year and for the annual consideration of continuance of investment advisory agreements for the other investment companies in the Oakmark family of funds. The Independent Trustees were advised by Independent Counsel throughout their deliberations and receive, at least annually, from Independent Counsel a memorandum discussing the legal standards for their consideration of the investment advisory agreements. During the course of the year and during their deliberations regarding the Agreement, the Committee and the other Independent Trustees met with Independent Counsel separately from representatives of the Adviser.

In connection with its approval of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund and whether the Agreement was in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services to be provided by the Adviser; (2) the expected costs of the services to be provided by the Adviser; (3) the extent to which economies of scale might be realized as the Fund grows; and (4) whether proposed fee levels reflect any such potential economies of scale for the benefit of the Fund's shareholders. The Board's determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board. This description is not intended to include all of the factors considered by the Board. The Trustees did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.

With respect to the Board's consideration of the nature, extent and quality of the Adviser's services to be provided to the Fund, the Board considered: the Adviser's investment approach; the qualifications, experience and capabilities of, and the resources available to, the Adviser's investment and other personnel responsible for managing the Fund; the Adviser's compliance program; and the Adviser's long-term history of care and conscientiousness in the management of the other investment companies in the Oakmark family of funds. The Board noted the extensive range of services that the Adviser would provide to the Fund beyond the investment management services. The Board considered that the Adviser would provide administrative services, including, among others, oversight of shareholder communications, fund administration and accounting services, regulatory and legal obligation oversight, supervision of Fund operations and Board support. The Board also considered the Adviser's policies and practices regarding trade execution, transaction costs, and allocation of portfolio transactions. The Board noted that the Adviser will also be responsible for

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monitoring compliance with the Fund's investment objectives, policies and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board also considered that the Adviser's responsibilities will include continual management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund. It also considered information regarding the Adviser's processes for monitoring and managing the Fund's related risk.

The Board also noted the Adviser's contractual obligation to oversee the Fund's various outside service providers, including its negotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs and business continuity programs, among other matters. The Board also considered the Adviser's ongoing development of its own internal infrastructure, including, among other things, its operational and trading capabilities, and its information technology to support the Fund's compliance structure through, among other things, cybersecurity programs, business continuity planning and risk management. In addition, the Board noted the positive compliance history of the Adviser. The Board also considered the general structure of the Adviser's compensation program for portfolio managers, analysts and certain other employees, and whether this structure provides appropriate incentives to act in the best interests of the Fund. In addition, the Board considered the ability of the Adviser to attract and retain qualified personnel to service the Fund. The Board also noted the significant personal investments that the Adviser's personnel plan to make in the Fund, which serve to further align the interests of the Adviser and its personnel with those of the Fund's shareholders.

With respect to the overall fairness of the Agreement, the Board considered the proposed fee structure for the Fund under its Agreement as compared to a peer group of funds with comparable investment programs. Specifically, the Board considered the Fund's proposed management fee and the management fees for other mutual funds comparable in fund type and investment classification/objective to the Fund, and considered the Fund's proposed total expense ratio, which reflects the total fees to be paid by an investor, and those of its peer group.

The Board noted that both the contractual management fee and total expense ratio projected for each class of the Fund were below the comparable data for the majority of the class-specific peers. The Board also considered the Adviser's proposed expense limitation agreement for the Fund. The Board also considered whether it would be appropriate to evaluate any anticipated economies of scale in relation to the services the Adviser would provide to the Fund, noting that, at the start-up phase of a fund, it may be too soon to anticipate the economies of scale in anything more than a general manner. The Board considered any fall-out benefits likely to accrue to the Adviser or its affiliates from their relationship with the Fund. The Board considered that the Fund's fee structure does not provide for a reduction of payments resulting from the use of breakpoints, and considered the Fund's expense limitation agreement reduces the Fund's expenses at all asset levels, which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provides protection from an increase in expenses if the Fund's assets decline.

The Board also considered the Adviser's estimated costs in serving as the Fund's investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Fund. Finally, the Board considered the Adviser's profitability analysis and noted that the Adviser anticipates generating a loss for the first year of the Fund's operation for expenses in excess of the management fee.

Conclusion

In approving the Agreement, the Board, including all of the Independent Trustees, in its business judgment, concluded that approval of the Agreement was in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that the nature, extent and quality of the services to be provided by the Adviser to the Fund were appropriate; that the management fee to be paid by the Fund to the Adviser was reasonable in light of the services to be provided; that the anticipated profitability of the Adviser's relationship with the Fund appeared to be reasonable in relation to the services to be performed; and that the benefits accruing to the Adviser and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs and risks associated with providing the investment advisory and other services to the Fund and the benefits accruing to the Fund.

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Federal Tax Information

(Unaudited)

The below information is reported in regards to distributions paid by the Funds during the fiscal year ended September 30, 2020. For Funds other than Bond, note that these amounts have been previously reported to shareholders on the 2019 Form 1099-DIV.

The following percentages of income dividend paid by the Funds qualify for the dividend received deduction available to corporations and are hereby designated as qualified dividend income:

Fund	Qualified Dividend Income	Dividend Received Deduction
Oakmark	100.00%	100.00%
Select	100.00%	100.00%
Global	100.00%	36.15%
Global Select	100.00%	36.96%
International	100.00%	0.00%
Int'l Small Cap	100.00%	0.00%
Equity & Income	81.98%	62.96%
Bond	3.31%	3.31%

The following Funds met the requirements of Section 853 of the Code and elected to pass through to its shareholders credit for foreign taxes paid. The percentage of income distributed by the Funds from sources within foreign countries and possessions of the United States and the amounts of taxes paid to such coun- tries was as follows:

Fund	Foreign Source Income	Foreign Taxes Paid
Global	79.57%	$2,527,428
Global Select	80.15%	2,561,400
International	85.55%	104,007,776
Int'l Small Cap	94.89%	1,720,322

The Funds intend to distribute the income and gains earned during the year ended September 30, 2020 prior to December 31, 2020. The amount and character of the distributions will be reported on the 2020 Form 1099-DIV. In addition, the amounts will be made available on the Fund's website and will be included in the Shareholder Tax Guide that is mailed to shareholders shortly after calendar year end.

Disclosures and Endnotes

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK (625-6275) to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in the Funds' prospectus and a Fund's summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit Oakmark.com or call 1-800-OAKMARK (625-6275).

The discussion of the Funds' investments and investment strat- egy (including current investment themes, the portfolio managers' research and investment process, and portfolio char- acteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

All Oakmark Funds: Investing in value stocks presents the risk that value stocks may fall out of favor with investors and under- perform growth stocks during given periods.

Oakmark, Oakmark Equity and Income, Oakmark Global, Oakmark International, and Oakmark International Small Cap Funds: The Funds' portfolios tend to be invested in a relatively small number of stocks. As a result, the appreciation or depreci- ation of any one security held will have a greater impact on the Funds' net asset value than it would if the Funds invest in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Funds' volatility.

Oakmark Select and Oakmark Equity and Income Funds: The stocks of medium-sized companies tend to be more volatile than those of large companies and have underperformed the stocks of small and large companies during some periods.

Because the Oakmark Select and Oakmark Global Select Funds are non-diversified, the performance of each holding will have a greater impact on the Funds' total return and may make the Funds' returns more volatile than a more diversified fund.

Oakmark Global, Oakmark Global Select, Oakmark International and Oakmark International Small Cap Funds: Investing in foreign securities presents risks which in some ways may be greater than U.S. investments. Those risks include: cur- rency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The percentages of hedge exposure for each foreign currency are calculated by dividing the market value of all same-currency forward contracts by the market value of the underlying equity exposure to that currency.

The Oakmark Equity and Income Fund invests in medium- and lower quality debt securities that have higher yield potential but present greater investment and credit risk than higher quality securities. These risks may result in greater share price volatility.

Oakmark International Small Cap Fund: The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger companies. Small companies may have a shorter history of operations than

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Disclosures and Endnotes (continued)

larger companies, may not have as great an ability to raise addi- tional capital and may have a less diversified product line, making them more susceptible to market pressure.

Endnotes:

1.  The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

2.  The S&P 500 Total Return Index is a float-adjusted, capitalization-weighted index of 500 U.S. large- capitalization stocks representing all major industries. It is a widely recognized index of broad U.S. equity market performance. Returns reflect the reinvestment of dividends. This index is unmanaged and investors cannot invest directly in this index.

3.  Trailing price-to-earnings (P/E) is a relative valuation multiple that is based on the last 12 months of actual earnings. It is calculated by taking the current stock price and dividing it by the trailing earnings per share (EPS) for the past 12 months.

4.  The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to- book ratios and lower expected growth values. This index is unmanaged and investors cannot invest directly in this index.

5.  GAAP stands for generally accepted accounting principles.

6.  The Dow Jones Industrial Average is a price-weighted measure of 30 U.S. blue-chip companies. The index covers all industries except transportation and utilities. This index is unmanaged and investors cannot invest directly in this index.

7.  The Lipper Large-Cap Value Fund Index measures the equal-weighted performance of the 30 largest U.S. large-cap value funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

8.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

9.  The Lipper Multi-Cap Value Fund Index measures the equal-weighted performance of the 30 largest U.S. multi-cap value funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

10.  The MSCI World Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure the global equity market performance of developed markets. The index covers approximately 85% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

11.  The Lipper Global Fund Index measures the equal-weighted performance of the 30 largest global equity funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

12.  The MSCI World ex U.S. Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure international developed market equity performance, excluding the U.S. The index covers approximately 85% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

13.  The MSCI EAFE Index (Net) is designed to represent the performance of large- and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The index covers approximately 85% of the free float- adjusted market capitalization in each of the 21 countries. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

14.  The Lipper International Fund Index measures the equal- weighted performance of the 30 largest international equity funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

15.  The MSCI World ex U.S. Small Cap Index (Net) is designed to measure performance of small-cap stocks across 22 of 23 developed markets (excluding the U.S.). The index covers approximately 14% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

16.  The Lipper International Small-Cap Fund Index measures the equal-weighted performance of the 30 largest international small-cap equity funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

17.  The Lipper Balanced Fund Index measures the equal- weighted performance of the 30 largest U.S. balanced funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

18.  The Barclays U.S. Government/Credit Index measures the non-securitized component of the U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed- rate Treasuries, government-related and corporate securities. This index is unmanaged and investors cannot invest directly in this index.

19.  Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. This index is unmanaged and investors cannot invest directly in this index.

20.  Professor Kenneth French reference: https://www.advisorperspectives.com/commentaries/2020/07/20/value-is-dead-long-live-value-investing.

21.  Financial Times article: https://www.ft.com/content/fdb793a4-712e-477f-9a81-7f67aefda21a.

98 OAKMARK FUNDS

Trustees and Officers

The board of trustees has overall responsibility for the operations of Harris Associates Investment Trust ("Trust") and its series. Each trustee serves until the election and qualification of his or her successor or until he or she sooner retires, dies, or is removed or disqualified. The retirement age for trustees is 72.

The president, any vice president, treasurer and secretary serve until the election and qualification of his or her successor or until he or she dies, resigns, or is removed or disqualified. Each other officer shall serve at the pleasure of the board of trustees.

The names and ages of the trustees and officers, the position each holds with the Trust, the date each was first elected to office, their principal business occupations during the last five years, and other directorships held by the trustees are shown below.

Trustees Who Are Interested Persons of the Trust

Name, Address† and Age at September 30, 2020	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years	Other Directorships Held by Trustee
Kristi L. Rowsell, 54*	Trustee, Principal Executive Officer through 12/31/20 and President through 12/31/20	2010	Director, Harris Associates, Inc. ("HAI") and President, HAI, Harris Associates L.P. ("HALP") and Harris Associates Securities L.P. ("HASLP").	Member, Board of Governors, Investment Company Institute
Rana J. Wright, 41*	Trustee, Principal Executive Officer, and President each eff. 1/1/21	2020	General Counsel, HAI and HALP since 2018; Managing Director and Associate General Counsel, Bank of America Corporation from 2014 to 2018.	None

Trustees Who Are Not Interested Persons of the Trust

Name and Age†	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years	Other Directorships Held by Trustee
Thomas H. Hayden, 69	Trustee and Chair of the Board, eff. 1/1/21	1995	Lecturer, Master of Science in Integrated Marketing Communications Program, the Medill School, Northwestern University, and Master of Science in Law Program, Northwestern University School of Law.	None
Hugh T. Hurley, III, 56	Trustee	2018	Retired since 2017; Managing Director and Global Head of Product Strategy Active Equity, BlackRock, Inc. from 2006 to 2017.	None
Patricia Louie, 65	Trustee	2018

Retired since October 2018; Managing Director and Associate General Counsel, AXA Equitable Life Insurance Company from 2014 to October 2018; Executive Vice President and General Counsel, AXA Equitable Funds Management Group, LLC from 2011 to October 2018; Senior Vice President and Associate General Counsel, AXA Equitable from 2009-2014.

				Member, Governing Council, Independent Directors Council
Christine M. Maki, 59	Trustee	1995	Senior Vice President—Tax and Treasurer, RR Donnelley & Sons Company (global provider of integrated communication services).	None

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Trustees and Officers (continued)

Name and Age†	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years	Other Directorships Held by Trustee
Laurence C. Morse, Ph.D., 69	Trustee	2013	Managing Partner, Fairview Capital Partners, Inc. (private equity investment management firm).	Director, Webster Bank (bank and financial institution); Director, Webster Financial Corporation (bank holding company)
Mindy M. Posoff, 64	Trustee	2016

Managing Director, Golden Seeds (angel investment group); Traversent Capital Partners, Founding Partner and President (consulting firm providing strategic solutions for hedge funds and asset managers); Chair, Board of Directors, AboutOne (start-up technology company providing tools to manage home and family life) from 2011 to 2017; Trustee of the HighMark Mutual Funds from 2010 to 2014.

				Director, 100 Women in Finance
Allan J. Reich, 72	Trustee and Chair of the Board through 12/31/20	1993	Senior Partner, Seyfarth Shaw LLP (law firm).	Director, Mutual Fund Directors Forum
Steven S. Rogers, 63	Trustee	2006

Retired since July 2019; MBA Class of 1957 Senior Lecturer of Business Administration, Harvard Business School 2012-2019; Entrepreneur-in-Residence, Ewing Marion Kauffman Foundation; Clinical Professor of Finance & Management, Kellogg Graduate School of Management, Northwestern University from 1995 to 2012.

				None

Other Officers of the Trust

Name, Address† and Age at September 30, 2020	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#
Adam D. Abbas, 38	Vice President and Portfolio Manager (Oakmark Equity and Income Fund and Oakmark Bond Fund)	2020

Portfolio Manager and Analyst, HALP since 2020; Analyst, HALP, from 2018-2020; Portfolio Manager, KVK Credit Opportunity Fund LP, from 2016 to 2018; Portfolio Manager, Driehaus Capital Management, prior thereto

Joseph J. Allessie, 55	Vice President and Assistant Secretary through 12/31/20 Vice President, Secretary, and Chief Legal Officer eff. 1/1/21	2019

Deputy General Counsel, HALP since 2019; Senior Vice President and Managing Counsel, OppenheimerFunds from 2018 to 2019; Managing Director, Head of Americas Compliance and Operational Risk Control, UBS Global Asset Management, prior thereto

Megan J. Claucherty, 38	Vice President	2016	Assistant General Counsel, HALP since 2018; Senior Attorney, HALP from 2015 to 2018; Associate Attorney, Vedder Price P.C., prior thereto
Anthony P. Coniaris, 43	Executive Vice President and Portfolio Manager (Oakmark Select Fund, Oakmark Global Fund and Oakmark Global Select Fund)	2013	Co-Chairman, HAI and HALP; Portfolio Manager and Analyst, HALP
Rick J. Dercks, 34	Vice President	2019	Director of Tax & Fund Administration, HALP since 2019; Tax Senior Manager, Ernst & Young, prior thereto
Kevin G. Grant, 56	Executive Vice President and Portfolio Manager (Oakmark Fund)	2000	Co-Chairman, HAI and HALP; Portfolio Manager and Analyst, HALP

100 OAKMARK FUNDS

Trustees and Officers (continued)

Name, Address† and Age at September 30, 2020	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#
Justin D. Hance, 36	Vice President and Portfolio Manager (Oakmark International Small Cap Fund)	2016	Vice President, HAI and HALP; Director of International Research, HALP since 2016; Assistant Director of International Research and Analyst, HALP, prior thereto
David G. Herro, 59	Vice President and Portfolio Manager (Oakmark Global Fund, Oakmark Global Select Fund, Oakmark International Fund and Oakmark International Small Cap Fund)	1992	Director, HAI; Deputy Chairman and Chief Investment Officer, International Equities, HAI and HALP; Portfolio Manager and Analyst, HALP
M. Colin Hudson, 50	Vice President and Portfolio Manager (Oakmark Equity and Income Fund and Oakmark Bond Fund)	2013	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP
John J. Kane, 49	Vice President, Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	2020

Senior Director, Operations, HALP 2019; Director, Operations, HALP 2017-2019; Director, Global Investment Services, HALP, prior thereto; Principal Financial Officer, HAIT from 2016 to 2018; Treasurer, HAIT from 2005 to 2018

Christopher W. Keller, 53	Vice President	2015	Chief Operating Officer, HALP since 2015; Vice President and Managing Director, Goldman Sachs Asset Management, prior thereto
Eric Liu, 41	Vice President and Portfolio Manager (Oakmark Global Select Fund)	2016	Vice President, HAI and HALP since 2019; Portfolio Manager and Analyst, HALP
Jason E. Long, 44	Vice President and Portfolio Manager (Oakmark Global Fund)	2016	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP since 2016; Analyst, HALP, prior thereto
Michael L. Manelli, 40	Vice President and Portfolio Manager (Oakmark International Fund and Oakmark International Small Cap Fund)	2011	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP
Clyde S. McGregor, 67	Vice President and Portfolio Manager (Oakmark Equity and Income Fund and Oakmark Global Fund)	1995	Vice President, HAI and HALP; Portfolio Manager, HALP
Thomas W. Murray, 50	Vice President and Portfolio Manager (Oakmark Select Fund)	2013	Vice President and Director of U.S. Research, HAI and HALP; Portfolio Manager and Analyst, HALP
Michael J. Neary, 52	Vice President	2009	Managing Director, Client Portfolio Manager, HALP
Michael A. Nicolas, 40	Vice President and Portfolio Manager (Oakmark Fund)	2019	Portfolio Manager and Analyst, HALP since 2019; Analyst, HALP since 2013
William C. Nygren, 62	Vice President and Portfolio Manager (Oakmark Fund, Oakmark Select Fund and Oakmark Global Select Fund)	1996	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP
Vineeta D. Raketich, 49	Vice President	2003	Managing Director, Global Operations and Client Relations, HALP
Howard M. Reich, 37	Vice President	2019	Assistant Controller, Fund Administration, HALP since 2018; Supervisor, Global Investment Services, HALP from 2015 to 2018; Manager, Investment Operations, CNA, prior thereto
Zachary D. Weber, 46	Vice President, Principal Financial Officer, Principal Accounting Officer, and Treasurer	2016	Chief Financial Officer and Treasurer, HAI and HALP since 2016; Senior Vice President and Vice President, GCM Grosvenor, prior thereto
Rana J. Wright, 42	Vice President, Secretary and Chief Legal Officer through 12/31/20	2018	General Counsel, HAI and HALP since 2018; Managing Director and Associate General Counsel, Bank of America Corporation from 2014 to 2018; Partner, Reed Smith LLP, prior thereto

Oakmark.com 101

Trustees and Officers (continued)

†  Unless otherwise noted, the business address of each trustee and officer listed in the tables is 111 South Wacker Drive, Suite 4600, Chicago, Illinois 60606-4319.

*  Messes. Rowsell and Wright are each a trustee who is an "interested person" of the Trust as defined in the 1940 Act because each is an officer of the Adviser and a director of HAI.

#  As used in this table, "HALP," "HAI" and "HASLP" refer to the Adviser, the general partner of the Adviser and the Funds' distributor, respectively.

The Statement of Additional Information (SAI) contains further information about the trustees and is available without charge upon your request by calling 1-800-625-6275.

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104 OAKMARK FUNDS

To obtain a prospectus, an application or periodic reports, access our website at Oakmark.com or call 1-800-OAKMARK (625-6275) or 617-483-8327.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-PORT. The Funds' Form N-PORTs are available on the SEC's website at www.sec.gov.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at Oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the 12 months ended the preceding June 30 will be available through a link on the Funds' website at Oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.

Oakmark.com 105

Oakmark.com

ANN (11/20)

Item 2. Code of Ethics.

(a)	Registrant has adopted a code of ethics (the “Code”) that applies to its Principal Executive Officer, Principal Financial Officer and Treasurer.

(b)	No disclosures are required by Item 2(b).

(c)	During the period covered by the report, there were no material amendments made to the Code.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e)	Not applicable.

(f)	A copy of the Code is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-06279 (filed November 25, 2019). Copies of the Code will also be made available free of charge upon request, by writing or calling The Oakmark Funds, P.O. Box 8510, Boston, MA 02266-8510, 1-800-OAKMARK (1-800-625-6275).

Item 3. Audit Committee Financial Expert.

Registrant’s board of trustees has determined that each of the following members of the Registrant’s audit committee qualifies as an “audit committee financial expert,” as such term is defined in Item 3(b) of Form N-CSR: Thomas H. Hayden, Christine M. Maki, Allan J. Reich, and Steven S. Rogers. Each of those members of Registrant’s audit committee is “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4. Principal Accountant Fees and Services.

Aggregate fees billed to the Registrant for professional services rendered by the Registrant’s principal accountant were as follows:

	Fiscal Year Ended September 30, 2020	Fiscal Year Ended September 30, 2019
Audit Fees[1]	$288,000	$258,000
Audit-Related Fees[2]	$0	$0
Tax Fees[3]	$44,300	$39,700
All Other Fees[4]	$66,232	$69,457

During its regularly scheduled periodic meetings, the Registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant. The audit committee has authorized its chair to exercise that authority in the intervals between meetings; and the chair presents any such pre-approvals to the audit committee at its next regularly scheduled meeting. Under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount for all such services provided constitutes no more than five percent of the total amount of revenues paid by the Registrant to its principal accountant during the fiscal year in which such services are provided; 2) such services were not recognized by management at the time of engagement as non-audit services; and 3) such services are promptly brought to the attention of the Registrant’s audit committee by management and approved prior to the completion of the audit by the audit committee or by one or more members of the audit committee who are members of the board of trustees to whom authority to grant such approvals has been delegated by the audit committee.

No audit-related, tax or non-audit services were approved by waiver pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

The aggregate non-audit fees billed for the fiscal years ended September 30, 2020 and September 30, 2019 by the Registrant’s principal accountant for services rendered to the Registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $66,232 and $69,457, respectively. These non-audit services provided to the Registrant by the principal accountant related to clerical and ministerial tasks for the filing of tax reclaims in certain European Union countries.

1        “Audit Fees” include amounts for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

2        “Audit-Related Fees” include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements.

3        “Tax Fees” include amounts for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, specifically distribution consultation.

4        “All Other Fees” include amounts for products and services provided by the principal accountant.

The audit committee of Registrant’s board of trustees has considered whether the provision of non-audit services that were rendered by Registrant’s principal accountant to Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period covered by this report, no material changes were made to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in this report is recorded, processed, summarized, and reported within 90 days prior to the filing of this report, including ensuring that information required to be disclosed in this report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s most recent fiscal half-year period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	A copy of the Code is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-06279 (filed November 25, 2019).

(2)	Certifications of Kristi L. Rowsell, Principal Executive Officer, and Zachary D. Weber, Principal Financial Officer, Principal Accounting Officer and Treasurer, pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii), respectively.

(3)	Not applicable.

(4)	Not applicable.

(b)	Certification of Kristi L. Rowsell, Principal Executive Officer, and Zachary D. Weber, Principal Financial Officer, Principal Accounting Officer and Treasurer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harris Associates Investment Trust

By:	/s/Kristi L. Rowsell
Kristi L. Rowsell
Principal Executive Officer

Date:	November 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Kristi L. Rowsell
Kristi L. Rowsell
Principal Executive Officer

Date:	November 27, 2020

By:	/s/Zachary D. Weber
Zachary D. Weber
Principal Financial Officer, Principal Accounting Officer and Treasurer

Date:	November 27, 2020